UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INSIGNIA SOLUTIONS PLC

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. PART II OF THIS DOCUMENT COMPRISES AN EXPLANATORY STATEMENT IN COMPLIANCE WITH SECTION 897 OF THE COMPANIES ACT 2006. IF YOU ARE IN ANY DOUBT ABOUT THE CONTENTS OF THIS DOCUMENT OR WHAT ACTION YOU SHOULD TAKE, YOU ARE RECOMMENDED TO SEEK YOUR OWN INDEPENDENT FINANCIAL ADVICE IMMEDIATELY FROM YOUR STOCKBROKER, BANK MANAGER, SOLICITOR, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER DULY AUTHORISED UNDER THE FINANCIAL SERVICES AND MARKETS ACT 2000 (AS AMENDED) IF YOU ARE RESIDENT IN THE UNITED KINGDOM OR, IF NOT, FROM ANOTHER APPROPRIATELY AUTHORISED FINANCIAL ADVISER.

Insignia Shareholders and Insignia ADS Holders should read the whole of this document. In addition, this document should be read in conjunction with the accompanying blue and white Forms of Proxy (for Insignia Shareholders) and/or the ADS Voting Instruction Card (for Insignia ADS Holders). Definitions used in this document are set out in Part VIII of this document.

If you have sold or otherwise transferred all of your Insignia Shares or Insignia ADSs, please forward this document, together with the accompanying Forms of Proxy and/or ADS Voting Instruction Card (as applicable) and the reply-paid envelope as soon as possible to the buyer or transferee or to the stockbroker, bank manager or other agent through whom the sale or transfer was made for onward delivery to the buyer or transferee. However, such documents should not be mailed, transmitted or distributed, in whole or in part, in, into or from any jurisdiction in which such act would constitute a violation of the relevant laws of such jurisdiction. If you have sold or otherwise transferred part only of your holding of Insignia Shares or Insignia ADSs, you should retain these documents and consult the stockbroker, bank manager or other agent through whom the sale or transfer was effected.

The New ASI Shares to be issued in connection with the Scheme have not been and will not be registered with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) or the laws of any other jurisdiction of the United States and will be issued in reliance on the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) of the Securities Act. Neither the SEC nor any other US federal or state securities commission or regulatory authority has approved or disapproved the New ASI Shares or passed an opinion on the accuracy or the adequacy of this document. Any representation to the contrary is a criminal offence in the United States. Insignia Shareholders (whether or not US persons) who are “affiliates” (within the meaning of the Securities Act), for the purposes of the Securities Act, of Insignia or ASI prior to, or of ASI after, the Effective Date, will be subject to timing, manner of sale and volume restrictions on the sale of New ASI Shares received in connection with the Scheme under Rule 145(d) of the Securities Act. Reference should also be made to paragraph 16 of Part II of this document.

The availability of the New ASI Shares to persons who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdiction in which they are located. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements. Any persons (including, without limitation, custodians, nominees and trustees) who have a contractual or other legal obligation to forward this document or any accompanying documents to any jurisdiction in which such act would constitute a violation of the relevant laws in such jurisdiction should seek appropriate advice before taking any action.

The New ASI Shares have not been, and will not be, registered under the applicable securities laws of any jurisdiction in which such act would constitute a violation of the relevant laws in such jurisdiction. Accordingly, the New ASI Shares may not be offered, sold, delivered or transferred, directly or indirectly, in or into any jurisdiction in which such act would constitute a violation of the relevant laws in such jurisdiction or to or for the account or benefit of any national, resident or citizen of any jurisdiction in which such act would constitute a violation of the relevant laws in such jurisdiction.

Recommended proposals to establish America's Suppliers, Inc.
as the holding company of Insignia Solutions plc

to be implemented by means of a Scheme of Arrangement
under Part 26 of the Companies Act 2006

Circular to Shareholders and Explanatory Statement
under section 897 of the Companies Act 2006

and

Notice of General Meeting

Your attention is drawn to the letter from the Chairman of Insignia set out in Part I of this document, which contains the unanimous recommendation of the Insignia Directors that Insignia Shareholders vote, and Insignia ADS Holders direct the Depositary to vote, in favour of the Scheme at the Court Meeting and in favour of the Special Resolution to be proposed at the General Meeting.

Notices of the Court Meeting and the General Meeting, each of which will be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA, are set out at the end of this document. The Court Meeting will start at 12.00 noon (Arizona time) and the General Meeting at 12.15 p.m. (Arizona time) (or as soon thereafter as the Court Meeting shall have been concluded or adjourned).

The action to be taken by Insignia Shareholders and Insignia ADS Holders in respect of the Meetings is set out on pages iv and v and also in paragraph 22 of Part II of this document. Insignia Shareholders will find accompanying this document a blue Form of Proxy for use in connection with the Court Meeting and a white Form of Proxy for use in connection with the General Meeting. Whether or not you intend to attend the Meetings in person, please complete and sign each of the Forms of Proxy in accordance with the instructions printed thereon and return them to Insignia's registrars, Capita Registrars, as soon as possible and, in any event, so as to be received no later than 48 hours before the time appointed for the relevant Meeting. If the blue Form of Proxy for the Court Meeting is not returned by the above time, it may be handed to the chairman of the Court Meeting at the Court Meeting before the taking of the poll. However, in the case of the General Meeting, unless the white Form of Proxy is returned by the time mentioned in the instructions printed thereon, it will be invalid. The completion and return of a Form of Proxy will not prevent you from attending and voting in person at the Court Meeting or the General Meeting or any adjournments thereof, if you so wish and are so entitled.

Holders of Insignia ADSs are asked to sign and return the enclosed ADS Voting Instruction Card in accordance with the instructions printed thereon as soon as possible, but in any event so as to be received by the Depositary, at the address indicated on the ADS Voting Instruction Card, not later than 5.00 p.m. (New York time) on 20 November 2009.

IMPORTANT NOTICE

The release, publication or distribution of this document in jurisdictions other than the United Kingdom may be restricted by law and therefore persons into whose possession this document comes should inform themselves about, and observe, any applicable restrictions or requirements. Any failure to comply with such restrictions may constitute a violation of the securities laws of any such jurisdiction. This document has been prepared for the purposes of complying with English law, and the applicable rules and requirements of US federal and state securities laws (except to the extent exempt from such requirements) and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws and regulations of any jurisdiction outside of England and Wales.

This document and the accompanying documents do not constitute an offer or an invitation to purchase or subscribe for any securities or a solicitation of an offer to buy any securities pursuant to the document or otherwise in any jurisdiction in which such offer or solicitation is unlawful. This document does not comprise a prospectus or a prospectus equivalent document.

The statements contained herein are made as at the date of this document, unless some other time is specified in relation to them, and service of this document shall not give rise to any implication that there has been no change in the facts set forth herein since such date. Nothing contained in this document shall be deemed to be a forecast, projection or estimate of the future financial performance of Insignia or the Insignia Group, or of ASI or the ASI Group, or of the Enlarged Group, except where otherwise stated.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

This document contains certain forward looking statements with respect to the financial condition, results of operations and business of Insignia or the Insignia Group and ASI or the ASI Group and certain plans and objectives of the boards of directors of Insignia and ASI. These forward looking statements can be identified by the fact that they do not relate to historical or current facts. Forward looking statements often use words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “will”, “may”, “should”, “would”, “could” or other words of similar meaning. These statements are based on assumptions and assessments made by the boards of directors of Insignia and ASI in the light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe appropriate. By their nature, forward looking statements involve risk and uncertainty and the factors described in the context of such forward looking statements in this document could cause actual results and developments to differ materially from those expressed in or implied by such forward looking statements.

Should one or more of these risks or uncertainties materialise, or should underlying assumptions prove incorrect, actual results may vary materially from those described in this document. Except as required by applicable law or regulations, Insignia and ASI assume no obligation to update or correct the information contained in this document.

i

INFORMATION FOR UNITED STATES AND OTHER OVERSEAS SHAREHOLDERS

A transaction effected by means of a scheme of arrangement is not subject to the proxy solicitation or tender offer rules under the US Securities and Exchange Act of 1934, as amended. This document is not an offer of securities for sale in the United States or in any other jurisdiction in which such an offer would violate the law of, or regulation applicable to, such jurisdiction.

The New ASI Shares have not been, and will not be, registered under the Securities Act or under the securities laws of any state, district or other jurisdiction of the United States, Australia, Canada or Japan and no regulatory clearance in respect of the New ASI Shares has been, or will be, applied for in any jurisdiction other than the United Kingdom. The New ASI Shares will be issued in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof. In addition, the New ASI Shares will not be registered under the securities laws of any state of the United States and will be issued to Insignia Shareholders in a US state pursuant to exemptions from state law requirements. Under applicable US securities laws, Insignia Shareholders (whether or not US persons) who are or will be “affiliates” (within the meaning of the Securities Act) of Insignia or ASI prior to, or of ASI after, the Effective Date will be subject to timing, manner of sale and volume restrictions on the sale of the New ASI Shares received in connection with the Scheme under Rule 145(d) under the Securities Act. See paragraph 16 of Part II of this document.

The Proposals relate to the shares of a UK company and are to be implemented by means of a scheme of arrangement provided for under the laws of England and Wales. The Proposals are subject to the disclosure requirements and practices applicable in the United Kingdom to schemes of arrangement, which differ from the disclosure and other requirements of the US proxy solicitation or tender offer rules.

INSIGNIA SHAREHOLDERS

If you are an Insignia Shareholder, please check that you have received the following with this document:

•	a blue Form of Proxy for use in respect of the Court Meeting;
•	a white Form of Proxy for use in respect of the General Meeting; and
•	a postage paid return envelope.

If you have not received all of these documents, please contact Capita Registrars on the helpline telephone number indicated on page iv.

INSIGNIA ADS HOLDERS

If you are an Insignia ADS Holder, please check that you have received the following with this document:

•	an ADS Voting Instruction Card; and
•	a postage paid return envelope.

If you have not received all of these documents, please contact The Bank of New York Mellon on the helpline telephone number indicated on page v.

INSTRUCTIONS FOR INSIGNIA SHAREHOLDERS TO VOTE ON THE PROPOSALS

If you are an Insignia Shareholder, whether or not you plan to attend the Meetings:

1.	Complete, sign and return the blue Form of Proxy, so as to be received by no later than 12.00 noon (Arizona time) / 7.00 p.m. (London time) on 28 November 2009; and
2.	Complete, sign and return the white Form of Proxy, so as to be received by no later than 12.15 p.m. (Arizona time) / 7.15 p.m. (London time) on 28 November 2009.

If you require assistance, please telephone Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m.
Monday to Friday (London time)

Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute
(including VAT) plus any of your service provider’s network extras. Calls to the Capita
Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes.

Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

The completion and return of Forms of Proxy will not prevent you from attending and voting at the Court Meeting and/or the General Meeting, or any adjournments thereof, in person should you wish to do so and should you be so entitled.

IT IS IMPORTANT THAT, FOR THE COURT MEETING, AS MANY VOTES AS POSSIBLE ARE CAST SO THAT THE COURT MAY BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SCHEME SHAREHOLDER OPINION. YOU ARE THEREFORE STRONGLY URGED TO COMPLETE, SIGN AND RETURN YOUR FORMS OF PROXY AS SOON AS POSSIBLE.

INSTRUCTIONS FOR INSIGNIA ADS HOLDERS TO DIRECT THE DEPOSITARY
TO VOTE ON THE PROPOSALS

If you are an Insignia ADS holder (and were on the ADS Record Date), you should use your ADS Voting Instruction Card to direct the manner in which the Depositary should vote your underlying Insignia Shares at the Court Meeting and the General Meeting.

Completed ADS Voting Instruction Cards should be returned to The Bank of New York Mellon, as Depositary, in the return envelope provided as soon as possible and in any event so as to be received not later than 5.00 p.m. (New York time) on 20 November 2009.

You may vote in person at the Court Meeting and/or the General Meeting if you become the registered holder of the Insignia Shares underlying your Insignia ADSs by arranging for the surrender of your Insignia ADSs in accordance with the terms and conditions of the Deposit Agreement, as set out in paragraph 17 of Part II of this document. If you do not do so, you will have no right to attend or vote in person at the Meetings.

If you require assistance and your Insignia ADSs are registered in your name on the books of the Depositary, please telephone 1-888-BNY-ADRS, or, if telephoning from outside the United States, on 001 201 680 6825 between 9.00 am and 5.00 p.m. Monday to Friday (New York time)

If you hold your Insignia ADSs beneficially through a financial intermediary such as a broker, bank or custodian and require assistance please contact your financial intermediary

IT IS IMPORTANT THAT, FOR THE COURT MEETING, AS MANY VOTES AS POSSIBLE ARE CAST SO THAT THE COURT MAY BE SATISFIED THAT THERE IS A FAIR AND REASONABLE REPRESENTATION OF SCHEME SHAREHOLDER OPINION. YOU ARE THEREFORE STRONGLY URGED TO COMPLETE, SIGN AND RETURN YOUR ADS VOTING INSTRUCTION CARD AS SOON AS POSSIBLE.

v

EXPECTED TIMETABLE OF PRINCIPAL EVENTS

Event	Time and/or Date
ADS Record Date	5.00 p.m. (New York time) on 30 October 2009
Latest time for receipt of ADS Voting Instruction Cards	5.00 p.m. (New York time) on 20 November 2009
Latest time for receipt of blue Forms of Proxy for the Court Meeting	12.00 noon (Arizona time) / 7.00 p.m. (London time) on 28 November 2009(1)
Latest time for receipt of white Forms of Proxy for the General Meeting	12.15 p.m. (Arizona time) / 7.15 p.m. (London time) on 28 November 2009(1)
Court Meeting	12.00 noon (Arizona time) on 30 November 2009
General Meeting	12.15 p.m. (Arizona time) on 30 November 2009(2)
The following dates are subject to change (please see note (3) below)
Last day of dealings in, and for registration of transfers of, Insignia Shares	11 December 2009
Scheme Record Time	6.00 p.m. (London time) on 11 December 2009
Court Hearing to sanction the Scheme and confirm Capital Reduction	14 December 2009
Filing of Court Order	15 December 2009
Effective Date	15 December 2009
Issue of New ASI Shares	9.00 a.m. (New York time) on 15 December 2009
Latest date for despatch of Direct Registration Statements to former Insignia Shareholders in respect of New ASI Shares	29 December 2009

The Court Meeting and the General Meeting will each be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA

Notes:

(1)	If the blue Form of Proxy for the Court Meeting is not returned by the above time, it may be handed to the chairman of the Court Meeting at the Court Meeting before the taking of the poll. However, the white Form of Proxy for the General Meeting must be returned by 12.15 p.m (Arizona time) on 28 November 2009 to be valid.
(2)	To commence at 12.15 p.m. (Arizona time) or, if later, immediately after the conclusion or adjournment of the Court Meeting.
(3)	These times and dates are indicative only and will depend, among other things, on the date upon which the Court sanctions the Scheme and confirms the associated Capital Reduction and the date on which the Conditions set out in Part III to this document are satisfied or (if capable of waiver) waived. If any of the expected dates change, Insignia will give notice of the change by issuing a circular to Insignia Shareholders and Insignia ADS Holders.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following questions and answers should not be solely relied upon for a full and proper understanding of the Proposals, and you are advised to read the whole of this document.

1. What are the Proposals?

ASI is a new corporation incorporated under the laws of the State of Delaware, United States. The Company is proposing to reorganise itself pursuant to a court-approved scheme of arrangement under the laws of England and Wales so that ASI will become the holding company of the current Insignia Group and the Company will become a wholly-owned subsidiary of ASI. Under the Proposals, Insignia Shareholders and Insignia ADS Holders will become shareholders of ASI in the same proportions. The Proposals also include, as a result of the Scheme taking effect, the quotation of the ASI Shares on the Over-the-Counter Bulletin Board (the “OTCBB”), and the termination of the quotation of Insignia ADSs on the Pink Sheets. To facilitate the Scheme, Insignia Shareholders are also being asked to approve certain amendments to the articles of association of the Company.

2. What will be the main effects of the Proposals?

Once fully implemented, the Proposals will result in all the existing Insignia Shares (including Insignia Shares represented by Insignia ADSs) being replaced by shares of common stock in ASI, on the following basis:

for every 10 Insignia Shares      one ASI Share

Insignia Shareholders and Insignia ADS Holders will not have to pay any fees for their ASI Shares.

Rights of shareholders in ASI (which will be a Delaware corporation) will be materially different from the current rights of Insignia Shareholders and Insignia ADS Holders in the Company (which is an English public limited company). Please refer to paragraph 6 of Part VII of this document which contains a summary of the main aspects of those respective rights.

3. Why is the Board proposing this?

The Board believes the proposed change of domicile is in the best interests of the Company. The Company believes it will:

•	better reflect the transformation of the prior business of Insignia, its business activities, customer base and ownership to its current business primarily within the United States;
•	eliminate transaction costs inherent in the current structure for those wishing to convert Insignia Shares into Insignia ADSs;
•	simplify the Company’s regulatory environment, eliminating UK compliance issues;
•	provide a clearer business proposition to United States investment and business partners; and
•	reduce administrative costs by concentrating Insignia’s activities within one regulatory regime.

The reorganisation is estimated to cost approximately US$195,000. However, as a result of the reorganisation, the Company estimates that it will save approximately US$80,000 per year in reduced attorney, audit and filing fees, and other related expenses.

The Board considers that the anticipated benefits of the Proposals justify the cost.

4. Who is entitled to vote?

Insignia Shareholders are entitled to attend and vote at the Court Meeting and the General Meeting if they are registered in the register of members of the Company at the start of the relevant meeting.

Insignia ADS Holders are also entitled to vote and should refer to paragraph 17 of Part II of this document for details of how they can become entitled to, or direct how the Depositary should, vote at the Meetings.

5. Will I receive fractional interests in ASI?

You will not receive fractional ASI Shares in connection with the Proposal. To the extent Insignia Shareholders and/or Insignia ADS Holders are entitled to fractional ASI Shares, those fractional entitlements will be aggregated and sold for the account of the relevant shareholder by ASI. To the extent the proceeds of such sale for the relevant ASI Shareholder are less than US$10, this amount will be retained by ASI for its benefit.

6. Why are there two meetings?

The two meetings are for different purposes. The General Meeting is being held to pass the Special Resolution required to authorise the implementation of the Proposals. The Court Meeting is being held with the leave of the Court to enable Insignia Shareholders to approve the Scheme so that the Court has the authority to sanction the Scheme. Insignia ADS Holders can direct how the Insignia Shares in which they are interested should be voted at the General Meeting and the Court Meeting.

Both meetings are to be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA, from 12.00 noon (Arizona time), the formal notices being set out on pages 86 to 89 of this document. Insignia Shareholders who are unable to attend the Meetings are entitled to vote by completing and returning BOTH of the enclosed Forms of Proxy in accordance with the instructions thereon. Insignia ADS Holders are entitled to direct how votes should be cast at the Meetings by completing and returning the ADS Voting Instruction Card in accordance with the instructions thereon.

7. Why is Court approval needed?

The Scheme, if approved, will be binding on all Scheme Shareholders, including any Scheme Shareholders who did not vote to approve the Scheme or who voted against the Scheme, when it becomes effective, thereby providing certainty and equality of treatment for Scheme Shareholders. The implementation of the Scheme must satisfy certain legal requirements for the protection of Insignia Shareholders and creditors and therefore requires the approval of the Court.

8. Do I need to vote?

Your vote is important. In particular, the Court needs to be satisfied that there is a fair representation of the opinion of Insignia Shareholders, including Insignia ADS Holders, at the Court Meeting.

Insignia Shareholders are therefore urged to complete, sign and return BOTH Forms of Proxy as soon as possible. This will not preclude Insignia Shareholders from attending the Meetings in person. The BLUE form of proxy is for the Court Meeting and the WHITE form of proxy is for the General Meeting.

Insignia ADS Holders are also urged to complete, sign and return their ADS Voting Instruction Cards to the Depositary before 5.00 p.m. (New York time) on 20 November 2009.

9. How do I vote if my Insignia Shares are registered in my name?

If you are an Insignia Shareholder, Forms of Proxy for your use in connection with the Meetings are enclosed with this document. Whether or not you propose to attend the Meetings, you should complete and sign the enclosed Forms of Proxy in accordance with the instructions on them. Completed Forms of Proxy should be returned to the Company’s registrars, Capita Registrars, Proxy Department, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU.

WHITE forms of proxy, to be valid for use at the General Meeting, must be lodged at least 48 hours before the time appointed for the General Meeting. WHITE forms of proxy not lodged by such time will be invalid.

BLUE forms of proxy, to be valid for use at the Court Meeting, must be lodged at least 48 hours before the time appointed for the Court Meeting. BLUE forms of proxy not lodged by such time may be handed to the chairman of the Court Meeting immediately prior to the start of the meeting and will still be valid.

The completion and return of a form of proxy will not prevent you from attending and voting in person at either of the Meetings, or any adjournment thereof, should you wish to do so.

10. If my broker is the registered holder of my Insignia Shares, will my broker vote my Insignia Shares for me?

Only the registered holder of your Insignia Shares is entitled to vote your Insignia Shares at the General Meeting and Court Meeting. You should therefore instruct your broker to vote your Insignia Shares, following the directions provided to you by your broker.

11. What are the Insignia ADSs?

Interests in Insignia Shares are quoted on the Pink Sheets in the form of Insignia ADSs, for US legal reasons. Each Insignia ADS represents the right to receive one Insignia Share.

If you hold Insignia Shares only, you may ignore references in this document to Insignia ADSs.

12. How do I vote if my Insignia ADSs are registered in my name?

If you are an Insignia ADS Holder, you should use your ADS Voting Instruction Card to direct the manner in which The Bank of New York Mellon (as the Depositary) should vote your underlying Insignia Shares at the Meetings. Completed ADS Voting Instruction Cards should be returned to The Bank of New York Mellon, as Depositary, at the address indicated on the card as soon as possible and in any event so as to be received not later than 5.00 p.m. (New York time) on 20 November 2009.

14. If my broker is the record holder of my Insignia ADSs, will my broker vote the underlying shares for me?

If you hold Insignia ADSs through a broker in the United States, your broker will not be able to instruct The Bank of New York Mellon as to how to vote the Insignia Shares underlying the Insignia ADSs without instructions from you. You should instruct your broker to provide voting instructions to The Bank of New York Mellon, consistent with the instructions provided to your broker by you.

15. When will the Proposal be put into place?

Insignia Shares recorded in the share register at the Scheme Record Time (which is expected to be 6.00 p.m. (London time) on 11 December 2009) will determine the entitlements to ASI Shares. Assuming the necessary Court and Insignia Shareholder approvals are obtained, it is expected that the New ASI Shares will be quoted on the OTCBB with effect from 15 December 2009. The expected timetable of principal events to give effect to the Proposals is set out on page 1 of this document.

16. What will actually happen to my Insignia Shares?

The key steps are as follows:

•	on the Effective Date, the Insignia Shares (except for one Insignia Share to be acquired by ASI) will be cancelled;
•	the Company will issue new shares to the new holding company, ASI, such that Insignia will become a wholly-owned subsidiary of ASI; and
•	ASI will issue to Insignia Shareholders at the Scheme Record Time (including The Bank of New York Mellon’s nominee on behalf of Insignia ADS Holders) one ASI Share for every 10 Insignia Shares cancelled.

17. When and how will I receive my New ASI Shares?

New ASI Direct Registration Statements are expected to be sent to Insignia Shareholders within 14 calendar days after the Effective Date. Alternatively, an Insignia Shareholder who holds shares in certificated form may, prior to the Effective Date, notify the Company’s registrar in writing of a book entry account of a DTC participant to which the holder’s New ASI Shares should be credited. In relation to Insignia ADS Holders, after the Scheme takes effect, The Bank of New York Mellon will send to registered Insignia ADS Holders information explaining the procedure for surrendering their Insignia ADSs to receive their Direct Registration Statements representing ASI Shares.

If you hold your Insignia ADSs through a financial intermediary such as a broker, bank or custodian your ASI Share entitlement will automatically be credited to the respective DTC account of that financial intermediary.

For further information please see paragraph 19 of Part II of this document.

18. What should I do with my existing certificate for Insignia Shares?

On the Effective Date (which is expected to be 15 December 2009), your existing certificate for Insignia Shares will cease to be valid. You will be required to return your existing share certificate(s) to the Company only if the Company requests it. It is expected that Direct Registration Statements representing New ASI Shares will be sent out to former Insignia Shareholders within 14 calendar days of the Effective Date.

19. What should I do with my existing Insignia ADS certificate?

On the Effective Date, the Insignia ADSs shall represent only the right to receive the appropriate number of ASI Shares. After the Effective Date, The Bank of New York Mellon will send Insignia ADS Holders instructions explaining how to surrender their Insignia ADSs in exchange for ASI Shares. If you hold your Insignia ADSs through a financial intermediary such as a broker, bank or custodian your entitlement to ASI Shares will automatically be credited to the respective DTC account of that financial intermediary.

20. Are there any taxation consequences of this Proposal?

Generally, there should be no adverse tax consequences for UK and US resident Insignia Shareholders or Insignia ADS Holders arising from the Proposals. Tax consequences for UK and US resident Insignia Shareholders and Insignia ADS Holders are discussed in paragraph 18 of Part II of this document. For all other jurisdictions, you should consult your personal professional adviser.

21. What if I participate in the Insignia Share Plans or hold Insignia Warrants?

It is intended that all outstanding Insignia Options and Insignia Warrants be assumed by ASI and become options to acquire ASI Shares following the Effective Date, in accordance with the terms of those instruments.

Insignia Optionholders and Insignia Warrantholders are advised that the current market value of an Insignia Share is less that the exercise price of any outstanding Insignia Option or Insignia Warrant (save for the Insignia Warrants issued to certain investors in connection with the Merger Agreement which have an exercise price of US$0.01). However, should you wish to exercise your Insignia Options and/or Insignia Warrants to be able to vote on the Scheme, please contact Michael Moore, Chief Financial Officer of DollarDays on 001 (480) 922 8155 (ext. 105) as soon as possible. Please refer to paragraphs 10 and 11 of Part II for further information.

22. Will I be paid a dividend by ASI in pounds sterling or US dollars?

There are currently no plans to pay a dividend, but if ASI decides to pay dividends in the future, such dividends will be in US dollars.

23. Will I be able to sell my Insignia Shares or Insignia ADSs during the time between the date of this document and the Effective Date?

Yes, you will be able to sell your Insignia Shares or Insignia ADSs during the time between the date of this document and the last business day prior to the Effective Date. The Effective Date is expected to be on 15 December 2009.

24. What if I still have questions?

Please call one of the helplines shown below. For legal reasons, the helplines will not provide advice on the merits of the Proposal or give any financial or taxation advice. For financial or taxation advice, you will need to consult your own independent financial adviser.

For Insignia Shareholders

If you are an Insignia Shareholder and require assistance, please telephone Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (London time).

Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes.

Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

For Insignia ADS Holders

If you require assistance and your Insignia ADSs are registered in your name on the books of the Depositary, please telephone 1-888-BNY-ADRS, or, if telephoning from outside the United States, on 001 201 680 6825 between 9.00 a.m. and 5.00 p.m. Monday to Friday (New York time).

If you hold your Insignia ADSs beneficially through a financial intermediary such as a broker, bank or custodian and require assistance please contact your financial intermediary.

PART I

LETTER OF RECOMMENDATION FROM THE
CHAIRMAN OF INSIGNIA
(Incorporated in England and Wales under the Companies Act 1985 with registered number 01961960)

Directors:		Registered Office:
Peter Engel	(Chairman and Chief Executive Officer)	New Bridge Street House 30-34 New Bridge Street London EC4V 6BJ
Vincent Pino	(Non-executive Director)
Lawrence Schafran	(Non-executive Director)
Christopher Baker	(Non-executive Director)
Filipe Sobral	(Non-executive Director)

6 November 2009

To Insignia Shareholders and Insignia ADS Holders, and for information only, to Insignia Optionholders and Insignia Warrantholders

Dear Insignia Shareholder/Insignia ADS Holder,

Recommended proposals relating to the introduction of a new US holding company

1. Introduction

Insignia today announced proposals relating to its intention to create a new holding company for the Insignia Group domiciled in the United States. Such proposals will be implemented by the insertion of ASI as the new holding company for the Insignia Group to be effected by means of a scheme of arrangement between Insignia and its shareholders pursuant to the provisions of Part 26 of the Act, involving a reduction of capital under section 641 of the Act.

Implementation of the proposals in full will result in Insignia Shareholders exchanging their shares in Insignia for shares in ASI (which will then be the holding company of the Group). The rights and protections of ASI Shareholders will be materially different than those that currently exist for Insignia Shareholders; a summary of the principal differences is set out in paragraph 6 of Part VII of this document. The ASI Shares will be quoted on the OTCBB and will be traded in US dollars.

Under the Scheme, Insignia Shareholders at the Scheme Record Time will receive, in exchange for Insignia Shares, ASI Scheme Shares on the following basis:

for every 10 Insignia Shares      one ASI Share

If the Scheme is approved and becomes Effective, the Scheme will result in Insignia Shareholders holding ASI Shares and in Insignia becoming a subsidiary of ASI.

I am writing to you to explain the background to, and terms of, the Proposals and why the Insignia Directors are unanimously recommending that Scheme Shareholders vote in favour of the Scheme at the Court Meeting and that Insignia Shareholders vote in favour of the Special Resolution to be proposed at the General Meeting as they have undertaken to do in respect of their own beneficial holdings of, in aggregate, 50,506,841 Insignia Shares, representing at the date of this document approximately 42 per cent. of the existing issued share capital of Insignia.

Details of the actions you should take and the recommendation of the Insignia Directors are set out in paragraphs 9 and 11, respectively, of this Part I.

The Scheme requires the Scheme Shareholders to vote in favour of the Scheme at the Court Meeting to be held at 12.00 noon (Arizona time) and the Insignia Shareholders to vote in favour of the Special Resolution to be proposed at the General Meeting to be held at 12.15 p.m. (Arizona time), both such meetings to be held on 30 November 2009 at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA. Further details of the Meetings are set out in paragraph 12 of Part II of this document.

If the Scheme becomes Effective, it will be binding on all Scheme Shareholders whether or not they attended or voted and, if they voted, whether they voted for or against the Scheme, at the Court Meeting or the General Meeting.

If the Scheme becoming Effective, New Insignia Shares will be issued to ASI (and/or its nominee(s)) whereupon Insignia will become a wholly owned subsidiary of the ASI Group.

2. Background to and reasons for recommending the Proposals

Given that the Group's operations are now exclusively based in the United States and the majority of the Company's shares are held by or on behalf of US residents, the Board has determined that it would be appropriate for the holding company of the Group to be incorporated and domiciled in the United States. The reasons for the move, and accordingly the Scheme to implement it, are as follows.

(a)	Reflection of shareholder base and location of operations

As noted above, the majority of the Company's beneficial shareholders are currently resident in the United States and the Group's operations, through the Company's wholly-owned subsidiary, Dollardays International, Inc., are almost exclusively based in that jurisdiction. Accordingly, the Directors believe it is no longer appropriate for a UK company to act as the holding company of the Group, and current Insignia Shareholders and Insignia ADS Holders resident in the United States will benefit from holding shares in a company incorporated in their home jurisdiction. It is the belief of the Directors that this will facilitate increased shareholder enfranchisement.

(b)	Administrative cost savings

The Directors believe that considerable cost savings for the Group could be achieved by making it subject to a single legal and regulatory regime. Currently, Insignia is subject to the provisions of English law in addition to relevant provisions of United States laws, which significantly increases legal and regulatory compliance expenditure, including audit costs.

It is intended that Insignia will be re-registered as a private limited company shortly after the Scheme becomes Effective and its subsidiaries transferred to ASI. The Directors presently intend for Insignia to be wound up in due course.

(c)	Simplification of trading procedures and avoidance of SDRT liability

Currently, Insignia Shares are quoted on the Pink Sheets. For US regulatory reasons, to facilitate trading in the US, Insignia Shares are held by a depositary who issues American Depositary Shares (“ADSs”) representing Insignia Shares, which can then be traded between US market participants. The Scheme will result in Insignia Shareholders holding shares in ASI, whose shares can be traded in the US without the need for an ADS facility to be maintained. The Directors believe this will afford the Group further cost savings and reduce its administrative burden.

In addition, under United Kingdom tax legislation, stamp duty reserve tax (“SDRT”) is payable when Insignia Shares are issued to an ADS depositary at the rate of 1.5 per cent. of the value of the securities issued to the depositary. This cost has historically been borne by the Company. Eliminating the need for an ADS facility by enabling direct trading in ASI Shares will avoid such costs in the future.

(d)	Clearer business proposition to US investment and business partners

The Directors believe that, by streamlining the current structure of the Insignia Group, and by offering future investors the ability to invest directly in common stock in a US corporation (as opposed to acquiring ADSs in an English company), the Enlarged Group will present a clearer investment and business proposition for any future potential US and overseas investors and business partners.

The reorganisation is estimated to cost approximately US$195,000. However, as a result of the reorganisation, the Company estimates that it will save approximately US$80,000 per year in reduced attorney, audit and filing fees, and other related expenses.

The Board considers that the anticipated benefits of the Proposals justify the cost.

The Board does not anticipate that the Scheme will have any material effect on the trading operations of the Group.

3. Issued share capital of ASI following implementation of the Scheme

The current issued share capital of Insignia comprises 119,924,943 Ordinary Shares, with an additional 33,108,785 Ordinary Shares reserved for issue under the Insignia Share Plans and in relation to Insignia Warrants.

The current issued share capital of ASI as at 2 November 2009 (being the latest practicable date prior to publication of this document), and the issued capital of ASI immediately following the implementation of the Scheme (assuming no exercise of outstanding rights under the Insignia Share Plans or Insignia Warrants, nor any other issue or offer of share capital by Insignia or ASI) is as follows:

	Issued
	Number	Amount (US$)
ASI Shares as at 2 November 2009	10	0.01
ASI Shares immediately following implementation of the Scheme	11,992,494	11,992.49

4. Irrevocable undertakings

The Company has received irrevocable undertakings to vote (or procure the vote) in favour of the resolutions to be proposed at the Meetings in respect of, in aggregate, 50,506,841 Insignia Shares, representing approximately 42 per cent. of Insignia's existing issued share capital.

Further details of these irrevocable undertakings received by Insignia are set out in paragraph 9 of Part VII of this document.

5. Taxation

The taxation consequences of the Scheme will depend upon the jurisdiction in which the relevant Insignia Shareholder is resident for tax purposes. Summaries of the UK consequences of the Scheme for Insignia Shareholders resident for tax purposes in the UK and the US tax consequences of the Scheme for Insignia Shareholders and Insignia ADS Holders resident for tax purposes in the US are set out in paragraph 18 of Part II. These summaries are intended as a general guide and are based upon the law and practice currently in force, which is subject to change. If you are in any doubt as to your tax position, you should consult an appropriate independent professional adviser.

6. Insignia Options and Insignia Warrants

Details in relation to the effect of the Scheme on options granted under the Insignia Share Plans are set out in paragraph 10 of Part II of this document. Details in relation to the effect of the Scheme on the Insignia Warrants are set out in paragraph 11 of Part II of this document.

7. Overseas Shareholders

Persons resident in, or citizens of, jurisdictions outside the United Kingdom should refer to paragraph 16 of Part II of this document.

8. The Scheme and the Meetings

The Proposals are being implemented by means of a scheme of arrangement between Insignia and the Insignia Shareholders pursuant to the provisions of Part 26 of the Act. The Scheme involves the cancellation of the Scheme Shares by way of a Court approved reduction of capital and the application of the reserve arising from such cancellation in paying up in full a number of New Insignia Shares which is equal to the number of cancelled Scheme Shares and issuing such shares to ASI in consideration for which Insignia Shareholders will receive one ASI Share for every 10 Insignia Shares held.

Upon the Scheme becoming Effective, ASI will become the owner of all of the issued and outstanding share capital of Insignia.

To become Effective, the Scheme requires, amongst other things, the approval at the Court Meeting of a majority in number representing not less than 75 per cent. in value of the Scheme Shareholders present and voting, either in person or by proxy, at the Court Meeting, or at any adjournment thereof, and the passing of the Special Resolution necessary to give effect to the Scheme at the General Meeting, or at any adjournment thereof.

Following the Court Meeting and the General Meeting and the satisfaction (or, where applicable, waiver) of the other Conditions, the Scheme must also be sanctioned by the Court and the associated Capital Reduction must be confirmed by the Court at the Court Hearing. The Scheme will take effect when the Court Order has been delivered to the Registrar of Companies and registered by him. If the Scheme becomes Effective, it will be binding on all Scheme Shareholders irrespective of whether or not they attended or voted, and if they voted, whether they voted for or against the Scheme, at the Court Meeting or the General Meeting.

It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are therefore strongly urged to complete, sign and return your Forms of Proxy or ADS Voting Instruction Card (as appropriate) as soon as possible.

Further details of the Scheme and the Meetings are set out in paragraph 12 of Part II of this document.

9. Action to be taken

9.1 Insignia Shareholders

Notices convening the Court Meeting and the General Meeting are set out in Parts IX and X of this document respectively. You will find accompanying this document, a blue Form of Proxy for use at the Court Meeting and a white Form of Proxy for use at the General Meeting.

Whether or not you intend to be present at either Meeting, you are requested to complete, sign and return both the accompanying Form of Proxy for the Court Meeting (blue) and the Form of Proxy for the General Meeting (white) in accordance with the instructions printed on the respective forms.

Your attention is drawn to paragraph 22 of Part II of this document which explains in detail the action you should take in relation to the Proposals and the Scheme, a summary of which is set out on page iv of this document.

If you have any questions relating to this document or the completion and return of the Forms of Proxy, please contact Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (London time). Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

Further details relating to settlement are set out in paragraph 19 of Part II of this document.

9.2 Insignia ADS Holders

Holders of Insignia ADSs should read paragraph 17 of Part II of this document for an explanation of the steps to be taken in order to instruct the Depositary as to how to vote the underlying Insignia Shares at the Meetings, or, alternatively how to remove the underlying Insignia Shares from the ADS facility in order to be entitled to attend and vote at the Meetings in person.

10. Further information

Your attention is drawn to Part II of this document, which gives further details about the Proposals and to the terms of the Scheme which are set out in full in Part VI of this document. Please note that the information contained in this letter is not a substitute for reading the remainder of this document.

11. Recommendation

The Insignia Directors unanimously consider the terms of the Proposals to be fair and reasonable and in the best interests of the Insignia Shareholders and Insignia ADS Holders as a whole.

Accordingly, the Insignia Directors unanimously recommend that Insignia Shareholders vote, and that Insignia ADS Holders instruct the Depositary to vote, in favour of the resolutions to be proposed at the Court Meeting and the General Meeting, as they have irrevocably undertaken to do in respect of their own (and certain connected persons') entire legal and beneficial holdings of Insignia Shares amounting to, in aggregate, 50,506,841 Insignia Shares, representing approximately 42 per cent. of Insignia's existing issued share capital.

Yours sincerely,

Peter Engel
Chairman
for and on behalf of
Insignia Solutions plc

PART II

EXPLANATORY STATEMENT

(Explanatory statement in compliance with the provisions of section 897 of the Act)

Recommended proposals relating to the introduction of a new US holding company

1. Introduction

Insignia today announced proposals relating to its intention to create a new holding company for the Group domiciled in the United States. It is intended that such proposals will be implemented by the insertion of ASI as the new holding company for the Group to be effected by means of a scheme of arrangement between Insignia and its shareholders pursuant to the provisions of Part 26 of the Act, involving a reduction of capital under section 641 of the Act.

Implementation of the Scheme in full will result in Insignia Shareholders exchanging their shares in Insignia for shares in ASI as the new holding company of the Group.

The Scheme will require the approval of Insignia Shareholders at the Court Meeting and the passing of a special resolution for, amongst other matters, the reduction of Insignia’s share capital at a separate general meeting of Insignia Shareholders, as explained under paragraph 12 of this Part II below.

A description of the action recommended to be taken by Insignia Shareholders and Insignia ADS Holders in relation to the Court Meeting and the General Meeting is set out in paragraph 22 of this Part II below. The full text of the Scheme is set out in Part VI of this document. The full text of each of the resolutions to be proposed at the Court Meeting and the General Meeting is set out in Parts IX and X of this document.

The Board has unanimously recommended that Insignia Shareholders vote in favour of the Scheme at the Court Meeting and in favour of the Special Resolution to be proposed at the General Meeting referred to in paragraph 12 below. The recommendation of the Board is set out in paragraph 11 of Part I of this document.

It is expected that, if approved, the Scheme will become Effective on 15 December 2009.

The terms of the Scheme are set out in full in Part VI of this document. Your attention is also drawn to the further information contained in this document which forms part of this Explanatory Statement.

The Scheme is conditional upon the Conditions set out in Part III of this document being satisfied or (if capable of waiver) waived.

Insignia Shareholders and Insignia ADS Holders should read the whole of this document before deciding whether or not to vote in favour of the Scheme at the Court Meeting and the Special Resolution to be proposed at the General Meeting.

2. The Proposals

It is intended that the Proposals will be implemented by way of the Scheme, the full details of which are set out in Part VI of this document.

Under the terms of the Scheme, which is subject to the Conditions and the further terms set out in Part III of this document, Scheme Shareholders on the register of members of Insignia at the Scheme Record Time will be entitled to receive:

for every 10 Insignia Shares      one ASI Share

The Scheme requires the Scheme Shareholders to vote in favour of the Scheme at the Court Meeting to be held at 12.00 noon (Arizona time) and the Insignia Shareholders to vote in favour of the Special Resolution to be proposed at the General Meeting to be held at 12.15 p.m. (Arizona time), both such meetings to be held on 30 November 2009 at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA. Further details of the Meetings are set out in paragraph 12 of this Part II.

If the Scheme becomes Effective, it will be binding on all Scheme Shareholders irrespective of whether or not they attended or voted and, if they voted, whether they voted for or against the Scheme, at the Court Meeting or the General Meeting.

If the Scheme becoming Effective, New Insignia Shares will be issued to ASI (and/or its nominee(s)) whereupon Insignia will become a wholly owned subsidiary of the ASI Group.

The New ASI Shares will be allotted and issued credited as fully paid and will rank pari passu in all respects with the ASI Shares in issue at the time the New ASI Shares are allotted and issued pursuant to the Scheme, including the right to receive and retain dividends and other distributions declared, made or paid by reference to a record date falling after the Effective Date.

It is expected that the ASI Shares will be quoted on the Over-the-Counter Bulletin Board (“OTCBB”). It is expected that quotation of the New ASI Shares will commence with effect from 9.00 a.m. (New York time) on the Effective Date which, subject to the satisfaction of certain conditions, including the sanction of the Scheme by the Court, is expected to occur on 15 December 2009.

Insignia's place of central management and control is currently located in the United States, and accordingly the City Code will not apply to the Acquisition.

3. Effect of the Scheme

The effect of full implementation of the Scheme will be as follows:

•	instead of having its ordinary share capital owned by the Insignia Shareholders, Insignia will become a wholly-owned subsidiary of ASI;
•	instead of owning a given number of Insignia Shares or Insignia ADSs, each Insignia Shareholder and Insignia ADS Holder will come to own one ASI Share for every 10 Insignia Shares or Insignia ADSs held at the Scheme Record Time; and
•	ASI will become the holding company of the Enlarged Group.

4. Irrevocable undertakings

Insignia has received irrevocable undertakings to vote (or procure the vote) in favour of the resolutions to be proposed at the Meetings in respect of, in aggregate, 50,506,841 Insignia Shares, representing approximately 42 per cent. of Insignia's existing issued share capital.

Further details of these irrevocable undertakings received by Insignia are set out in paragraph 9 of Part VII of this document.

5. Information on Insignia and DollarDays

5.1 Insignia

The Company was incorporated in England and Wales in 1986. The Company’s registered office remains in England.

In the late 1990s the Company’s headquarters were transferred to California. The Company was subsequently listed on the NASDAQ Stock Exchange. In April 2006 the Company de-listed from NASDAQ; the Company’s shares are currently quoted on the Pink Sheets, a US quotation facility for non-listed securities traded “over the counter”.

In 2006 the Company closed its UK office and laid off substantially all of its employees. On February 11 2007, Insignia entered into an asset purchase agreement with Smith Micro Software, Inc., pursuant to which Smith Micro agreed to acquire substantially all of the assets of Insignia for cash. The transaction completed in April 2007.

Following the disposal to Smith Micro, from April 2007 until 23 June 2008, Insignia was a public “shell” company with nominal assets whose sole business was to identify, evaluate and investigate various companies with the intent that, if such investigation warranted, a reverse acquisition transaction be negotiated and completed pursuant to which Insignia would acquire a target company with a similar operating business, with the intent of continuing the acquired company's business with the benefit of Insignia's status as a publicly held company.

5.2 Merger with DollarDays International, Inc.

Accordingly, on 23 June 2008, Insignia and its wholly-owned subsidiary, Joede, Inc., entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DollarDays International, LLC, a Delaware limited liability company (“DDI LLC”), providing for the merger of DollarDays into Jeode (the “Merger”). For the purposes of the Merger, DDI LLC formed a wholly owned Delaware Corporation, DollarDays International, Inc. (“DollarDays”) and contributed all of its assets and liabilities in exchange for 100 per cent. of the stock of DollarDays. The Merger was completed on June 23 2008. Further details of the Merger Agreement are set out in paragraph 10 of Part VII.

5.3 Information on DollarDays International, Inc.

DollarDays is an online wholesaler offering smaller enterprises the opportunity to purchase goods at prices at or near to the prices paid by larger retail chains who benefit from large volume discounts, whilst only requiring relatively small minimum purchase orders to increase operational flexibility for these smaller operators.

DollarDays is headquartered in Scottsdale, Arizona, and employs approximately 30 full time employees. Its website address is www.dollardays.com. Further information on DollarDays' business is set out in paragraph 7 below.

6. Information on ASI

ASI was incorporated in the State of Delaware on 6 October 2009 under the Delaware General Corporation Law. ASI is a holding company and has not traded since incorporation. Its registered office is 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA.

7. Information on the DollarDays business

7.1 Overview

DollarDays is an online wholesaler offering smaller enterprises the opportunity to purchase goods at prices at or near to the prices paid by larger retail chains who benefit from large volume discounts, whilst only requiring relatively small minimum purchase orders to increase operational flexibility for these smaller operators.

DollarDays customers can locate products on its website by utilising its proprietary search function or by navigating through online departments. The departments section is currently organized into approximately 32 main categories. Categories are typically further divided into subcategories to facilitate product identification. Individual products can be accessed and viewed from the category or subcategory pages. These specific product pages include product descriptions, colour photographs and pricing information.

The number of total products offered by DollarDays has grown from less than 5,000 in 2001, to more than 25,000 products in 2008. The number of products and product categories change throughout the year, as DollarDays periodically reorganises its departments and/or categories to better reflect its current product offerings.

7.2 Suppliers

DollarDays benefits from longstanding relationships with its suppliers, which include manufacturers, resellers and liquidation wholesalers. DollarDays offers both non-branded and branded products, including Calvin Klein, Colgate, Disney, Revlon and 3M.

DollarDays enter into standardised consignment specific vendor contracts with each of its suppliers rather than long-term supply contracts. Whilst this affords DollarDays with flexibility in terms of its product offering, there is no guarantee of long-term product supply. DollarDays retains control of the terms on which products are sold through its website.

7.3 Sales and Marketing

DollarDays uses a variety of methods to target its consumer audience, including online campaigns, direct marketing and trade-shows. However, its primary marketing consists of online marketing, such as advertising through portals, keywords, search engines, affiliate marketing programs, banners and email campaigns. DollarDays seek to identify and discontinue sales channels that do not meet expected sales targets. Sales campaigns are generally developed internally.

(a)	Marketing

DollarDays' marketing initiatives include, but are not limited to, the following:

•	Web Positioning: in order to maintain favourable positioning and to increase the likelihood of the DollarDays website being “found” by customers looking for wholesale merchandise, DollarDays maintains a proactive search engine optimisation strategy to obtain continued high search engine placement. DollarDays currently has over 350,000 web pages indexed in various search engines, including Google, Yahoo, MSN and AOL. Part of the continuing search engine optimisation program involves evolution of page content and product descriptions for maximum indexing and rank possibilities. The directors of DollarDays believe newer categories and higher priced products in existing categories help to increase search engine visibility and should therefore increase visitor counts. Approximately 73 per cent. of DollarDays' gross sales in 2008 came from “organic” (i.e. unpaid) search engine traffic.
•	Website Design: The DollarDays website was relaunched in April 2008 with considerably improved web design. The DollarDays directors believe this new design is significantly more user-friendly and has resulted in more visitors. DollarDays continually evaluates its website and makes improvements as deemed necessary.
•	Banner Ads: DollarDays places banner ads in a number of targeted wholesale directories.
•	Pay-Per-Click Advertising: Pay-per-click companies provide advertising space on various relevant websites and charge DollarDays based on actual user clicks on DollarDays advertisements. DollarDays monitors the results of its various pay-per-click programs on an ongoing basis.
•	Promotions: DollarDays offers both broad based promotions on its website available to all users, and targeted promotions transmitted via email directly to select customers. DollarDays sends approximately 2.7 million emails per month offering a variety of promotions.
•	Platinum Program: Under this subscription service, in return for a US$30 joining fee and a US$15.95 additional monthly fee, customers can receive a number of discounts and savings on goods, services, freight and other products sold on the DollarDays website. Platinum program participants purchased more products through the DollarDays website than non-participants and made purchases more frequently than prior to participating in the program.
•	Affiliates: Dollardays promotes an “affiliate” program, where it pays a sales commission to affiliates for customers recommended to our website by such affiliates. Approximately 700 affiliates have DollarDays banners on their websites.
•	Distributors: Internet entrepreneurs are encouraged to “clone” the DollarDays website under the respective entrepreneurs' own branding. These “clones”, for which such entrepreneurs pay a US$199 annual fee and a US$15.99 monthly fee, reflect the DollarDays website in every aspect except for the difference in name. DollarDays has approximately 300 distributors who promote their websites, whilst DollarDays handles all related sales, promotional efforts, customer service, collection and other back office matters in the same manner as it handles orders made through its own website. DollarDays pay distributors a commission on all sales generated through their independent websites.
(b)	Sales

DollarDays has a broad customer base, with no single customer accounting for more than 5 per cent. of its sales. DollarDays employs an average of 12 sales people, for approximately 11 hours of coverage per day, five days a week. The primary function of the sales staff is to receive incoming calls and make outgoing calls to solicit new customers, obtain additional sales from infrequent purchasers and re-contact lapsed customers.

DollarDays' primary distribution channel is online sales to small businesses, non-profits and home-based businesses located in the United States. During 2008, sales to domestic customers accounted for approximately 99 per cent. of its net sales.

8. Reasons for the Proposals and intentions for Insignia

Given the Group's operations are now exclusively based in the United States and the majority of the Company's shares are held by or on behalf of by US residents, the Board has determined that it would be appropriate for the holding company of the Group to be incorporated and domiciled in the United States. The reasons for the move, and accordingly the Scheme to implement it, are as follows:

(a)	Reflection of shareholder base and location of operations

As noted above, the majority of the Company's beneficial shareholders are currently resident in the United States and the Group's operations, through the Company's wholly owned subsidiary, Dollardays International, Inc., are almost exclusively based in that jurisdiction. Accordingly, the Directors believe it is no longer appropriate for a UK company to act as the holding company of the Group, and current Insignia Shareholders and Insignia ADS Holders resident in the United States will benefit from holding shares in a company incorporated in their home jurisdiction. It is the belief of the Directors that this will facilitate increased shareholder enfranchisement.

(b)	Administrative cost savings

The Directors believe that considerable cost savings for the Group could be achieved by making it subject to a single legal and regulatory regime. Currently, Insignia is subject to the provisions of English law in addition to relevant provisions of United States legislation, which significantly increases legal and regulatory compliance expenditure, including audit costs.

It is intended that Insignia Solutions plc will be re-registered as a private limited company shortly after the Scheme becomes effective and its subsidiaries transferred to ASI. The Directors presently intend for Insignia to be wound up in due course.

(c)	Simplification of trading procedures and avoidance of SDRT liability

Currently, Insignia Shares are quoted on the Pink Sheets. For US regulatory reasons, to facilitate trading in the US, Insignia Shares are held by a depositary who issues ADSs representing Insignia Shares, which can then be traded between US market participants. The Scheme will result in Insignia Shareholders holding shares in ASI, whose shares can be traded in the US without the need for an ADR facility to be maintained. The Directors believe this will afford the Group further cost savings and reduce its administrative burden.

In addition, under United Kingdom tax legislation, SDRT is payable when Insignia Shares are issued to an ADS depositary at the rate of 1.5 per cent. of the value of the securities issued to the depositary. This cost has historically been borne by the Company. By obviating the need for an ADS facility by direct trading in ASI Shares, these costs can be avoided in the future.

(d)	Clearer business proposition to US investment and business partners

The Directors believe that, by streamlining the current structure of the Insignia Group, and by offering future investors the ability to invest directly in common stock in a US corporation (as opposed to acquiring ADSs in an English company), the Enlarged Group will present a clearer investment and business proposition for any future potential US and overseas investors and business partners.

The reorganisation is estimated to cost approximately US$195,000. However, as a result of the reorganisation, the Company estimates that it will save approximately US$80,000 per year in reduced attorney, audit and filing fees, and other related expenses.

The Board considers that the anticipated benefits of the Proposals justify the cost.

The Board does not anticipate that the Scheme will have any material effect on the trading operations of the Group.

9. Insignia Directors and the effect of the Scheme on their interests

Details of the interests of the Insignia Directors in the share capital of Insignia are set out in paragraph 5 of Part VII of this document. Insignia Shares held by or on behalf of all of the Insignia Directors at the Scheme Record Time will be subject to the Scheme.

The Insignia Directors have irrevocably undertaken to vote in favour of the resolutions to be proposed at the Meetings as described in paragraph 12 of this Part II below.

The effect of the Scheme on the interests of the Insignia Directors does not differ from its effect on the like interest of any other person.

In common with other employees who hold options granted pursuant to the Insignia Share Plans, it is intended that options and awards granted under the Insignia Share Plans will be assumed by ASI following the Effective Date.

10. Insignia Share Plans

Any Insignia Shares issued pursuant to the exercise of options under the Insignia Share Plans prior to the Scheme Record Time will be subject to the terms of the Scheme As the exercise price of the outstanding Insignia Options exceeds the current market price of an Insignia Share (being US$0.03 at 2 November 2009, the latest practicable date prior to the publication of this document) it is not anticipated that any Insignia Optionholders will wish to exercise this right prior to the Scheme Record Time. However, any Insignia Optionholder who wishes to exercise their Insignia Options should contact Michael Moore, the Chief Financial Officer of Dollardays, on 001 (480) 922 8155 (ext. 105) as soon as possible.

It is intended that, as permitted under the terms of the Insignia Share Plans, ASI will assume all outstanding options under those plans following the Scheme becoming Effective as set out below.

(a)	1995 Incentive Stock Option Plan for U.S. Employees

Once the Scheme becomes Effective, ASI will assume all options outstanding under the 1995 Plan on an equivalent basis. The assumed options will continue on the same terms and conditions, except that they will become options to purchase ASI Shares and will be adjusted such that each optionholder will receive an option over one ASI Share for every 10 Insignia Shares currently under option. The exercise price of the options will also be adjusted proportionately. Fractional entitlements shall be disregarded. The exercise price of the assumed options will be converted (where necessary) from pounds sterling to US dollars by reference to the exchange rate at the time the options are assumed by ASI.

(b)	2009 Long Term Incentive Compensation Plan

Once the Scheme becomes Effective, ASI will assume all options outstanding under the 2009 Plan on an equivalent basis. The assumed options will continue on the same terms and conditions, except that they will become options to purchase ASI Shares and will be adjusted such that each optionholder will receive an option over one ASI Share for every 10 Insignia Shares currently under option. The exercise price of the options will also be adjusted proportionately. Fractional entitlements will be disregarded.

The tax consequences of the Scheme, and exercise of the Insignia Options and the ASI Options will be governed by the country in which the Insignia Optionholder is tax resident. Insignia Optionholders are recommended to consult their personal tax adviser with respect to the tax consequences in their country of residence of the Insignia Options and the ASI Options, as well as any other federal, foreign, state, provincial and local tax consequences that may be applicable to them. In addition, any Insignia Optionholder who is a citizen or resident of a country other than the country in which he or she works, or who is subject to the tax laws of more than one country, or who changes his or her residence or citizenship during the term of the options, should consult his or her personal tax adviser.

Any Insignia Shares issued pursuant to the exercise of options under the Insignia Share Plans prior to the Scheme Record Time will be subject to the terms of the Scheme. Save for the issue of the New Insignia Shares to ASI pursuant to the Scheme, Insignia will not issue any shares after the Scheme Record Time until the Effective Date.

As set out in the Special Resolution, the Articles will be amended to ensure that for every 10 Insignia Shares allotted and issued pursuant to the exercise of an option under the Insignia Share Plans after the Effective Date (to the extent not assumed by ASI under the terms of the Insignia Share Plans as currently anticipated) will be automatically transferred to, and purchased by, ASI (or its nominee(s)) for the allotment and issue of one New ASI Share.

11. Insignia Warrants

ASI will assume all outstanding Insignia Warrants currently in issue. The assumed warrants will continue on the same terms and conditions, except that they will become warrants to purchase ASI Shares and will be adjusted such that each Insignia Warrantholder will receive a warrant over one ASI Share for every 10 Insignia Shares currently under warrant. The exercise price of the Insignia Warrants will also be adjusted proportionately. Fractional entitlements shall be disregarded.

As the exercise price of the outstanding Insignia Warrants (save for the Insignia Warrants issued to certain investors in connection with the Merger Agreement which have an exercise price of US$0.01) exceeds the current market price of an Insignia Share (being US$0.03 at 2 November 2009, the latest practicable date prior to the publication of this document) it is not anticipated that any Insignia Warrantholders will wish to exercise Insignia Warrants prior to the Scheme Record Time. However, any Insignia Warrantholder who wishes to exercise their Insignia Warrants to acquire Insignia Shares should contact Michael Moore, the Chief Financial Officer of DollarDays, on 001 (480) 922 8155 (ext. 105) as soon as possible.

Any Insignia Shares issued pursuant to the exercise of Insignia Warrants prior to the Scheme Record Time will be subject to the terms of the Scheme. Save for the issue of the New Insignia Shares to ASI pursuant to the Scheme, Insignia will not issue any shares after the Scheme Record Time until the Effective Date.

As set out in the Special Resolution, the Articles will be amended to ensure that for every 10 Insignia Shares allotted and issued pursuant to the exercise of an Insignia Warrant after the Effective Date (to the extent not assumed by ASI under the terms of the Insignia Warrants as currently anticipated) will be automatically transferred to, and purchased by, ASI (or its nominee(s)) for the allotment and issue of one New ASI Share.

12. The Scheme

12.1 Introduction

The Proposals are being implemented by means of a scheme of arrangement between Insignia and the Scheme Shareholders pursuant to the provisions of Part 26 of the Act, details of which are set out in full in Part VI of this document.

The purpose of the Scheme is to enable ASI to become the owner of the entire issued and to be issued share capital of Insignia. This is to be achieved by the cancellation of the Scheme Shares held by Scheme Shareholders by way of a reduction of capital approved by the Court and the application of the reserve arising from such cancellation in paying up in full a number of New Insignia Shares (which is equal to the number of Insignia Shares cancelled) and issuing them to ASI and/or its nominee(s) in consideration for which holders of Scheme Shares will receive New ASI Shares on the basis set out in paragraph 2 of this Part II.

To become Effective, the Scheme requires, amongst other things, the approval of a majority in number of those Scheme Shareholders, present and voting (and entitled to vote) either in person or by proxy at the Court Meeting, representing 75 per cent. or more in value of all Scheme Shares voted by such Scheme Shareholders and the passing of the Special Resolution to implement the Scheme at the General Meeting. The Scheme also requires the sanction of the Court as well as the satisfaction (or waiver (if capable of waiver)) of the other Conditions set out in Part III of this document. Upon the Scheme becoming Effective, it will be binding on all Scheme Shareholders, irrespective of whether or not they attended or voted and, if they voted, whether they voted for or against the Scheme, at the Court Meeting or the General Meeting.

The last day of dealings in, and for registration of transfers of, Insignia Shares will be the day prior to the Court Hearing.

Prior to the Scheme becoming Effective, application will be made for the Insignia Shares to cease to be quoted on the Pink Sheets. It is expected that this will take effect on the Effective Date or shortly thereafter.

Prior to the Scheme Record Time, Insignia may allot and issue Insignia Shares pursuant to the exercise of options under the Insignia Share Plans and/or Insignia Warrants. Save for the issue of New Insignia Shares to ASI pursuant to the Scheme, Insignia will not issue any shares after the Scheme Record Time until after the Effective Date.

12.2 The Meetings

The Scheme is subject to the satisfaction (or waiver (if capable of waiver)) of the Conditions set out in Part III of this document. To become Effective, the Scheme will also require the approval by Scheme Shareholders of a resolution at the Court Meeting and the passing of the Special Resolution by Insignia Shareholders at the General Meeting.

Notices of the Court Meeting and the General Meeting are set out in Parts IX and X of this document respectively. Save as set out below, all holders of Insignia Shares whose names appear on the register of members of Insignia at the start of the Court Meeting or the General Meeting (as the case may be) are entitled to attend and vote at the relevant meeting.

The Court Meeting

The Court Meeting, which has been convened for 12.00 noon (Arizona time) on 30 November 2009, is being held at the direction of the Court to seek the approval of Scheme Shareholders for the Scheme (with or without modification).

At the Court Meeting, voting will be by way of poll and not on a show of hands and each Scheme Shareholder present in person or by proxy will be entitled to one vote for each Scheme Share held. Scheme Shareholders have the right to raise any objections they may have to the Scheme at the Court Meeting. The Scheme must be approved by a majority in number of those Scheme Shareholders present and voting, either in person or by proxy, representing not less than 75 per cent. in value of all Scheme Shares held by such Scheme Shareholders. The result of the poll will be posted on Insignia's website.

It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are therefore strongly urged to complete and return your Forms of Proxy and/or ADS Voting Instruction Card (as appropriate) as soon as possible.

You will find the notice of the Court Meeting set out in Part IX of this document.

Insignia Shareholders are entitled to appoint a proxy in respect of some or all of their Scheme Shares at the Court Meeting. Scheme Shareholders are also entitled to appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares (so a Scheme Shareholder must have more than one Scheme Share to be able to appoint more than one proxy). A space has been included in the blue Form of Proxy to allow Scheme Shareholders entitled to attend and vote at the Court Meeting to specify the number of Scheme Shares in relation to which that proxy is appointed. Scheme Shareholders who return a blue Form of Proxy but fail to specify the number of Scheme Shares to which the proxy appointment relates, or who specify a number which exceeds the number of Scheme Shares held by the Scheme Shareholder when totalled with the number specified on other proxy appointments by the same Scheme Shareholder, will render all appointments invalid.

Insignia Shareholders who wish to appoint more than one proxy in respect of their shareholding should complete a separate Form of Proxy for each proxy appointed. Further copies of the blue Form of Proxy may be obtained from Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (London time), or photocopies of the blue Form of Proxy may be made. Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

Insignia ADS Holders should refer to paragraph 17 of this Part II for details on how to instruct the Depositary to vote at the Court Meeting in respect of their underlying Insignia Shares, or alternatively how they can become entitled to attend and vote at the Court Meeting in person by arranging for their Insignia ADSs to be cancelled and Insignia Shares transferred to them to become shareholders of record.

The General Meeting

The General Meeting has been convened for 12.15 p.m. (Arizona time) on 30 November 2009 (or as soon thereafter as the Court Meeting has been concluded or adjourned), to consider and, if thought fit, pass the Special

Resolution (which requires votes in favour representing not less than 75 per cent. of the votes attached to Insignia Shares voted at the General Meeting, whether in person or by proxy) to approve various provisions necessary to implement the Scheme, including:

•	the Capital Reduction;
•	subject to the Capital Reduction taking effect, the increase in Insignia's share capital by the creation of a number of New Insignia Shares equal to the number of Scheme Shares so cancelled, the application of the resulting reserve in the books of account of Insignia in paying up in full the New Insignia Shares;
•	the granting of authority to the Insignia Directors pursuant to section 551 of the Act to allot the New Insignia Shares to ASI in accordance with the terms of the Scheme; and
•	certain amendments to Insignia's Articles as described below.

It is proposed that the Articles be amended so as to ensure that any Insignia Shares issued at any time on or after the Court Meeting but prior to the Scheme Record Time will be subject to the terms of the Scheme and that any Insignia Shares issued on or after the Scheme Record Time, including Insignia Shares issued pursuant to the exercise of Insignia Options and and Insignia Warrants (which are not subject to the terms of the Scheme), will automatically be acquired by ASI. This amendment will avoid any person (other than ASI) holding shares in the capital of Insignia after the Effective Date.

Voting on the Special Resolution will be by poll. You will find the notice of the General Meeting set out in Part X of this document. The quorum for the General Meeting will be two or more Insignia Shareholders present in person, by proxy or by corporate representative holding not less than one third of the entire issued Ordinary Share capital of Insignia.

Insignia Shareholders are entitled to appoint a proxy in respect of some or all of their Insignia Shares at the General Meeting. Insignia Shareholders are also entitled to appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares (so an Insignia Shareholder must have more than one Insignia Share to be able to appoint more than one proxy). A space has been included in the white Form of Proxy to allow Insignia Shareholders entitled to attend and vote at the General Meeting to specify the number of Insignia Shares in relation to which that proxy is appointed. Insignia Shareholders who return a Form of Proxy but fail to specify the number of Insignia Shares to which the proxy appointment relates, or who specify a number which exceeds the number of Insignia Shares held by the Insignia Shareholder when totalled with the number specified on other proxy appointments by the same Insignia Shareholder, will render all appointments invalid.

Insignia Shareholders who wish to appoint more than one proxy in respect of their shareholding should complete a separate Form of Proxy for each proxy appointed. Further copies of the white Form of Proxy may be obtained from Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (UK time), or photocopies may be made. Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

Insignia ADS Holders should refer to paragraph 17 of this Part II for details on how to instruct the Depositary to vote at the General Meeting in respect of their underlying Insignia Shares, or alternatively how they can become entitled to attend and vote at the General Meeting in person by arranging for their Insignia ADSs to be cancelled and Insignia Shares transferred to them to become shareholders of record.

12.3 The Court Hearing

Under the Act, the Scheme also requires the sanction of the Court.

The Court Hearing is expected to be held on 14 December 2009 at the Royal Courts of Justice, The Strand, London WC2A 2LL. All Insignia Shareholders are entitled to attend the Court Hearing in person or through counsel to support or oppose the sanctioning of the Scheme and the associated Capital Reduction.

ASI has confirmed that it will be represented by counsel at the Court Hearing so as to consent to the Scheme and to undertake to the Court to be bound thereby.

The Scheme will become Effective in accordance with its terms on the delivery of an office copy of the Court Order (together with the Statement of Capital attached thereto) to, and its registration by, the Registrar of Companies. This is expected to occur on or around 15 December 2009.

If the Scheme becomes Effective, it will be binding on all Scheme Shareholders irrespective of whether or not they attended or voted in favour of the Scheme at the Court Meeting or in favour of the Special Resolution at the General Meeting.

Unless the Scheme shall have become effective on or before 21 December 2009 or such later date if any, as Insignia and ASI may agree and the Court may allow, it shall lapse.

13. Modifications to the Scheme

The Scheme contains a provision for Insignia and ASI to consent on behalf of all persons affected to any modification of, or addition to, the Scheme or to any condition approved or imposed by the Court. The Court would be unlikely to approve any modification of, or addition to, or impose a condition to the Scheme which might be material to the interests of the Scheme Shareholders unless Scheme Shareholders were informed of any such modification, addition or condition. It would be a matter for the Court to decide, in its discretion, whether or not a further meeting of Scheme Shareholders should be held in these circumstances. Similarly, if a modification, addition or condition is put forward which, in the opinion of the Insignia Directors, is of such a nature or importance that it requires the consent of Scheme Shareholders to a further meeting, the Insignia Directors will not take the necessary steps to enable the Scheme to become Effective unless and until such consent is obtained.

14. Section 593 valuation

As at 2 November 2009 (being the latest practicable date prior to the publication of this document), ASI did not own or control any Insignia Shares. It is intended that, in the period after the General Meeting and before the Court Hearing, ASI will acquire at least one Insignia Share which will mean that ASI will be a member of Insignia on the Effective Date. Accordingly, there will be no requirement under section 593 of the Act for an independent valuation of the New Insignia Shares to be allotted to ASI or any member of the ASI Group under the Scheme.

15. Conditions to the Proposals

The Proposals and, accordingly, the Scheme are subject to a number of conditions set out in full in Part III of this document. In summary, the implementation of the Scheme is conditional upon, amongst other things:

•	the approval of the Scheme by a majority in number representing not less than 75 per cent. in value of the holders of Scheme Shares, present and voting, either in person or by proxy, at the Court Meeting, or any adjournment thereof;
•	the resolutions required to approve and implement the Scheme set out in the notice of the General Meeting being passed by the requisite majority at the General Meeting, or any adjournment thereof; and
•	the sanction (with or without modification) of the Scheme and confirmation of the Capital Reduction by the Court, office copies of the Court Order and the Statement of Capital being delivered for registration to the Registrar of Companies.

16. Overseas Shareholders

16.1 General

The implementation of the Scheme in respect of Overseas Shareholders may be affected by the laws of jurisdictions outside the United Kingdom. Overseas Shareholders should inform themselves about, and observe, any applicable legal requirements. It is the responsibility of any Overseas Shareholders to satisfy themselves as to the full observance of the laws and regulatory requirements of the relevant jurisdiction in connection therewith, including the obtaining of any governmental, exchange control or other consents which may be required, the compliance with other necessary formalities and the payment of any issue, transfer or other taxes or duties or payments due in such jurisdiction.

This document has been prepared for the purposes of complying with English law, and the applicable rules and requirements of US federal and state securities laws (except to the extent exempt from such requirements) and the information disclosed may not be the same as that which would have been disclosed if this document had been prepared in accordance with the laws and regulations of any jurisdiction outside of England and Wales.

16.2 The United States

The ASI Shares will not be registered under the Securities Act, in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof. ASI Shares issued to an Insignia Shareholder or to an Insignia ADS Holder who is neither an affiliate, for the purposes of the Securities Act, of the Company or ASI prior to the Effective Date, nor an affiliate of ASI after the Effective Date, may be resold without restriction under the Securities Act. Affiliates of the Company and ASI will be subject to timing, manner of sale and volume restrictions on the sale of ASI Shares received in connection with the Scheme under Rule 145(d) of the Securities Act. Persons who may be deemed to be affiliates of the Company or ASI include individuals who, or entities that, control directly or indirectly, are controlled by or are under common control with the Company or ASI and may include certain officers and directors of the Company and ASI, and principal shareholders (such as a holder of more than 10 per cent. of the issued share capital of Insignia or of the outstanding capital stock of ASI). Holders who are affiliates, in addition to reselling their ASI Shares in the manner permitted by Rule 145(d) under the Securities Act, may also sell their securities under any other available exemption under the Securities Act, including Regulation S under the US Securities Act. Insignia Shareholders and Insignia ADS Holders who believe they may be affiliates for the purposes of the Securities Act should consult their own legal advisers prior to any sale of ASI Shares received upon implementation of the Scheme.

For the purpose of qualifying for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) therein with respect to the ASI Shares issued pursuant to the Scheme, the Company will advise the Court that Insignia and ASI will rely on the Section 3(a)(10) exemption based on the Court’s sanctioning of the Scheme and will view the Court’s sanctioning of the Scheme as an approval of the Scheme following a hearing on its fairness to Insignia Shareholders, at which hearing all such Insignia Shareholders are entitled to attend in person or by counsel to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all such Insignia Shareholders.

Insignia Shareholders who are citizens or residents of the United States or other jurisdictions outside the United Kingdom should consult their own legal and tax advisers with respect to the legal and tax consequences of the Scheme in their particular circumstances.

17. Treatment of Insignia ADSs

Each Insignia ADS currently represents one Insignia Share. The Bank of New York Mellon, as Depositary, is the record holder of the Insignia Shares underlying the Insignia ADSs. The Depositary, as an Insignia Shareholder, will receive, in exchange for Insignia Shares, ASI Scheme Shares on the following basis:

for every 10 Insignia Shares      one ASI Share

held by it at the Scheme Record Time.

Insignia ADS holders, after the satisfaction of certain pre-conditions set out below, will receive their proportionate entitlement to the ASI Shares, on the following basis:

for every 10 Insignia ADSs      one ASI Share

In respect of Insignia ADS Holders who hold certificates representing Insignia ADSs, as soon as reasonably practicable, and in any event within ten business days after the Effective Date, The Bank of New York Mellon will mail to each such holder a letter of transmittal which such Insignia ADS Holder must properly complete and deliver to The Bank of New York Mellon along with the relevant holder’s certificate representing the Insignia ADSs and instructions for effecting surrender of the Insignia ADSs.

Until properly surrendered as set out above, each certificate representing Insignia ADSs will, after the Effective Date, represent the right to receive, upon proper surrender, ASI Shares on the basis set out above. Upon receipt of such Insignia ADSs, The Bank of New York Mellon will transfer to the former Insignia ADS holder one ASI

Share for every 10 Insignia ADSs cancelled by the issuance of a Direct Registration Statement to the former Insignia ADS Holder in respect of the relevant number of ASI Shares.

All documents shall be sent to Insignia ADS Holders at their own risk and will be sent by post either to the Insignia ADS Holder’s address as set out on the register of Insignia ADS Holders at the Scheme Record Time or to such other address of the Insignia ADS Holder as is notified as a change of address in writing by an Insignia ADS Holder to the Depositary prior to the Effective Date and, in the case of joint Insignia ADS Holders, to the ADS holder whose name stands first in such register in respect of the joint holdings concerned.

It should be noted that Insignia ADS Holders will not be entitled to attend the Meetings. However, Insignia ADS Holders will be able to have the votes attaching to the underlying Insignia Shares which their Insignia ADSs represent cast at the Court Meeting and the General Meeting by proxy through procedures established pursuant to the Deposit Agreement. Insignia ADS Holders who wish to attend the Meetings as Insignia Shareholders should take steps to present their Insignia ADSs to the Depositary for cancellation and delivery of Insignia Shares so as to become holders of record of Insignia Shares prior to the Meetings. If Insignia ADS Holders wish to attend the Meetings, they must present their Insignia ADSs to the Depositary for cancellation no later than 16 November 2009, although no guarantee can be given by the Depositary that it will be able to procure that the relevant Insignia ADS Holder becomes a holder of record of Insignia Shares in time for the relevant meetings.

Pursuant to the Deposit Agreement, the Depositary has fixed 5.00 p.m. (New York time) on 30 October 2009 as the ADS Record Date. All Insignia ADS Holders of record at the ADS Record Date will be sent a notice containing: (i) this document; (ii) a statement that the Insignia ADS Holders as of the ADS Record Date will be entitled to instruct the Depositary as to the exercise of the voting rights pertaining to the number of Insignia Shares represented by their respective Insignia ADSs; and (iii) a statement that such instructions may be given by returning a properly executed ADS Voting Instruction Card (in the form enclosed with this document) to the Depositary. Insignia Shares represented by properly executed ADS Voting Instruction Cards received by the Depositary before 5.00 p.m. (New York time) on 20 November 2009, unless such ADS Voting Instruction Cards have been revoked, will be voted by the Depositary in accordance with the instructions set forth on such ADS Voting Instruction Card. In accordance with the provisions of the Deposit Agreement, if no instructions are indicated, or an Insignia ADS Holder does not return the ADS Voting Instruction Card, the Depositary will not exercise the voting rights pertaining to the Insignia Shares represented by their respective Insignia ADSs and such Insignia Shares will not be counted towards the number of shares considered present at the Meetings and will not have an effect on the outcome of the vote.

Any Insignia ADS Holder giving instructions to the Depositary has the power to revoke or modify the instructions by delivery of a revocation or new ADS Voting Instruction Card to the Depositary at BNYM Shareholder Services, P.O. Box 3549, S. Hackensack, NJ 07606-9249 by no later than 5.00 p.m. (New York time) on 20 November 2009.

In addition, a completed ADS Voting Instruction Card returned by an Insignia ADS Holder will authorise the disclosure to Insignia of the name and address of such Insignia ADS Holder together with details of the instructions on the ADS Voting Instruction Card.

The Depositary is entitled to charge the ADS holders for the cancellation of the Insignia ADSs in accordance with the terms of the Deposit Agreement, however, ASI has agreed in these circumstances to bear such fee on behalf of the holders.

18. Taxation

18.1 UK taxation

The following paragraphs, which are intended as a general guide only, are based on current UK legislation and the published practice of HM Revenue & Customs at the date of this document, either of which is subject to change at any time. They summarise certain limited aspects of the UK taxation consequences of the implementation of the Scheme and relate only to the position of Scheme Shareholders who hold their Scheme Shares beneficially as an investment, unless otherwise indicated, and who are resident and, in the case of individuals, ordinarily resident in the UK for taxation purposes at all relevant times. Special rules or considerations may be applicable to shareholders who have (or are deemed to have) acquired their shares by reason of their or another’s office or employment within the Insignia Group of companies including the exercise or vesting of share options and awards. If you are in any doubt as to your taxation position, or if you are subject to taxation in any jurisdiction other than the UK or the US, you should consult an appropriate professional adviser without delay.

(a)	Taxation of Chargeable Gains
(i)	Cancellation of Scheme Shares and receipt of New ASI Shares

Scheme Shareholders should not be treated as making a disposal of their Scheme Shares as a result of receiving New ASI Shares in exchange for Scheme Shares pursuant to the Scheme and so no chargeable gain or allowable loss should arise. The New ASI Shares should be treated as the same asset, and having been acquired at the same time and for the same consideration as those Scheme Shares from which they are derived less any amounts deducted from the allowable original cost of the Scheme Shares due to any receipt of cash arising from fractional entitlements which result from the share consolidation aspect of the Scheme.

Scheme Shareholders who hold (either alone or together with persons connected with them) more than five per cent of, or any class of, shares in or debentures of Insignia are advised that no clearance application has been, or will be, made to HMRC under s138 of the Taxation of Chargeable Gains Act 1992 to confirm that it is satisfied that the Scheme is being effected for bona fide commercial reasons and does not form part of a scheme or arrangement of which the main purpose, or one of the main purposes, is an avoidance of liability to UK corporation tax or capital gains tax. Therefore, without such clearance it is not certain that any such Insignia Shareholder to whom this paragraph applies will be treated in the manner described in the preceding paragraph.

(ii)	Subsequent disposal of New ASI Shares

A disposal or deemed disposal of New ASI Shares by a shareholder may give rise to a chargeable gain (or allowable loss) for the purposes of UK capital gains tax (when the shareholder is an individual) and UK corporation tax on chargeable gains (when the shareholder is within the charge to UK corporation tax) depending on their circumstances and subject to any available exemption or relief. On the basis that the New ASI Shares are treated as the same asset such chargeable gain or allowable loss should be calculated taking into account the allowable original cost as necessarily adjusted for cash receipts arising from fractional entitlements which are received as a result of the share consolidation to the holder of acquiring the Insignia Shares which they exchanged for the relevant New ASI Shares pursuant to the Scheme. For a shareholder within the charge to UK corporation tax indexation allowance will continue to be available in respect of their allowable cost as necessarily adjusted for cash receipts arising from fractional entitlements which are received as a result of the share consolidation of the Scheme Shares which they exchanged for the relevant New ASI Shares pursuant to the Scheme until the date of disposal of the New ASI Shares but any such indexation allowance cannot create or increase an allowable loss.

(iii)	Fractional entitlement proceeds

Provided that, in general, the proceeds received by an Insignia Shareholder under the Scheme in respect of a fractional entitlement does not exceed the lower of either £3,000 or the original cost of their Insignia Shares then no disposal or part disposal should occur for the purposes of UK taxation on chargeable gains unless the shareholder submits an appropriate election.

(b)	Stamp Duty and Stamp Duty Reserve Tax (“SDRT”)

No Stamp Duty or SDRT should, as a result of opinions received from HMRC Stamp Taxes, be payable by Scheme Shareholders as a result of the cancellation of Scheme Shares and the issue of New ASI Shares or the issue of the New Insignia Shares by Insignia to ASI pursuant to the Scheme.

(c)	Inheritance Tax

As would be the case in relation to Scheme Shares there may be a charge to UK inheritance tax when an individual who is domiciled (or deemed domiciled) in the UK dies owning New ASI Shares or in respect of certain lifetime transfers of the shares.

(d)	Taxation of dividends on New ASI Shares

An individual who holds New ASI Shares (other than an individual who is carrying on a trade, profession or vocation in the UK through a branch or agency in connection with which the New ASI Shares are held) who is resident for tax purposes in the UK will, in general, be subject to UK income tax on the gross amount of the dividends paid on the New ASI Shares (rather than on the amount actually received net of any applicable US withholding tax) plus an imputed non repayable tax credit equal to one ninth of the gross dividend. The imputed non repayable tax credit should cover any UK income tax chargeable at the dividend ordinary rate (currently 10 per cent.) such that no further liability to UK income tax should arise for any such individual shareholder who is only liable to UK income tax at the dividend ordinary rate. An individual (as above) who is liable to pay UK income tax at the dividend upper rate (currently 32.5 per cent.) should be eligible for credit relief for the imputed non repayable tax credit such that the effective rate of UK income tax on the gross amount of the dividends paid on the New ASI Shares is 25 per cent. before any available additional relief for the US withholding tax deducted in accordance with the provisions of the UK/US double taxation treaty. An individual who holds New ASI Shares who is resident for tax purposes in the UK by carrying on a trade, profession or vocation in the UK through a branch or agency in connection with which the New ASI Shares are held will not receive the benefit of the imputed non repayable tax credit referred to above but will be liable to UK income tax at the applicable rates on the gross amount of the dividends paid on the New ASI Shares with appropriate relief for any US withholding tax deducted in accordance with the provisions of the UK/US double taxation treaty.

A shareholder who is within the charge to UK corporation tax should, in general, be exempt from UK corporation tax in respect of any dividend paid on the New ASI Shares, with no relief given or repayment available in respect of any US withholding tax deducted in accordance with the terms of the UK/US double taxation treaty. Special rules or considerations, including possible exception from the exemption, may be applicable to shareholders within the charge to UK corporation tax who are carrying on a trade, profession or vocation in the UK through a permanent establishment in connection with which the New ASI Shares are held.

Any Insignia shareholders who receive New ASI Shares and who do not currently receive notice from HMRC requiring them to submit a tax return are advised that if any dividend is paid on their New ASI Shares they will need to notify HMRC that they have acquired a source of overseas income.

(e)	Non UK Shareholders

Non UK shareholders who are not, or who do not become, actual or deemed resident or ordinarily resident or domiciled in the UK for any UK Taxation purpose should be outside of the scope of UK Taxation, as described above, as a result of the implementation of the Scheme.

Non UK shareholders who are, or who become, actual or deemed resident or ordinarily resident in the UK for income or chargeable gains purposes will broadly be subject to UK Taxation on their dividends on, and/or subsequent disposal of, New ASI Shares as described in the appropriate sections above except that they may, if they are not domiciled in the UK, under certain circumstances and as appropriately elected, only be liable to UK Taxation to the extent that such dividends or chargeable gains are, or are deemed to be, remitted to the UK. Non UK shareholders who are domiciled or deemed domiciled in the UK at the relevant time for inheritance tax purposes will be liable to UK inheritance tax as described in the relevant section above.

THE INFORMATION GIVEN IN THIS SUB-PARAGRAPH (E) IN RELATION TO NON UK SHAREHOLDERS IS ONLY A GENERAL GUIDE AND IS NOT EXHAUSTIVE. IF YOU ARE IN ANY DOUBT AS TO YOUR TAXATION POSITION AS A NON UK SHAREHOLDER YOU SHOULD CONSULT AN APPROPRIATE PROFESSIONAL ADVISER WITHOUT DELAY.

18.2 US taxation

United States federal tax

TO ENSURE COMPLIANCE WITH US TREASURY DEPARTMENT CIRCULAR 230, INVESTORS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF US FEDERAL TAX ISSUES IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON, BY INVESTORS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON INVESTORS

UNDER THE US INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”); (B) SUCH DISCUSSION IS INCLUDED HEREIN BY THE COMPANY IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) BY THE COMPANY OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT ADVISER, NOTHING HEREIN SHOULD BE CONSIDERED TO IMPOSE ON THE RECIPIENT OF THIS DOCUMENT ANY LIMITATION ON DISCLOSURE OF THE TAX TREATMENT OR TAX STRUCTURE OF THE TRANSACTION OR MATTERS DESCRIBED HEREIN.

The following discussion is a summary of certain US federal income tax considerations relevant to the Scheme.

For US income tax purposes, the Scheme will be treated as if the Insignia Shares and Insignia Options are exchanged directly for ASI Shares and ASI Options, respectively. In addition, the following discussion will address certain US federal income tax considerations relevant to the exchange of stock options in Insignia for options in ASI. The discussion is based on the current provisions of the US Internal Revenue Code of 1986, as amended, its legislative history, applicable existing and proposed Treasury Regulations promulgated thereunder, administrative rulings and pronouncements and judicial decisions, as well as on the double taxation treaties between the US and the UK, all as of the date hereof, all of which are subject to change, possibly on a retroactive basis. The summary is not a complete description of all the tax considerations that may be relevant to a particular holder of Insignia Shares.

To the extent the discussion addresses US Holders, the discussion addresses only a US Holder that holds the Insignia Shares and ASI Shares as capital assets and that uses the US Dollar as its functional currency. This discussion does not address all aspects of US federal, state or local income taxation that may be relevant to any particular holder based on such holder’s circumstances. In particular, it does not address the potential application of the alternative minimum tax or the US federal income tax consequences to holders subject to special rules, such as brokers, dealers, traders in securities that elect mark to market treatment, insurance companies, tax-exempt entities, holders of 10 per cent. or more of the Insignia Shares or ASI Shares (including options as though exercised), persons holding Insignia Shares or ASI Shares as part of a hedge, straddle, conversion, or other integrated financial transaction and US holders resident or ordinarily resident in the UK. This discussion does not address the tax consequences to holders that are partnerships for US federal income tax purposes. This discussion does not address any aspect of taxes other than US federal income taxes.

Each Insignia Shareholder and Insignia ADS Holder is urged to consult his or her tax adviser about US federal, state and local income tax and any foreign tax consequences of exchanging Insignia Shares for ASI Shares pursuant to the Scheme.

As used in this paragraph 18.2, “US Holder” means a beneficial owner of Insignia Shares or ASI Shares that is, for US federal tax purposes (i) a US citizen or resident, (ii) a corporation organised under the laws of the US, (iii) a trust subject to the control of a US person and the primary supervision of a US Court or (iv) an estate the income of which is subject to US federal income tax regardless of its source. A “Non-US Holder” is a beneficial owner of Insignia Shares that is not a US Holder or an entity organised under the laws of the United States.

(a)	US federal tax consequences of the Scheme
(i)	US Holders

A US Holder should not recognise any gain or loss in the Scheme since the US Holder will receive only ASI Shares and will not receive any cash or other property as a part of the transaction. A US Holder’s basis in the ASI Shares received should be equal to the US Holder’s basis in the Insignia Shares contributed. The holding period associated with the shares received by the US Holder should include the holding period of the shares surrendered since such shares surrendered are capital assets.

In addition, the US Holders holding options should not recognise any gain for federal income tax purposes on the rollover of options, and such rollover pursuant to the Scheme should not constitute a modification for Section 409A purposes as long as (1) the ASI stock options received by the US Holders contain all of the terms of the Insignia options other than terms rendered inoperative by the Scheme, if any, (2) the terms of the ASI stock options received by the US Holders are not more favourable to the

US Holders than the terms of the Insignia options, (3) the ratio of the exercise price of the ASI stock options to the fair market value of the underlying ASI Shares, immediately after the rollover, does not exceed the ratio of the exercise price of the Insignia stock options to the fair market value of the underlying Insignia Shares immediately before the issuance of the ASI stock options, and (4) the aggregate intrinsic value of the ASI options, immediately after the Scheme, is not greater than the aggregate intrinsic value of the Insignia options immediately before the Scheme.

(ii)	Non-US Holders

No adverse US tax consequences should arise with respect to Non-US Holders as a result of this transaction. It should be noted that this discussion does not address the local country tax consequences. Therefore, Non-US Holders should consult with their local country advisers in order to determine if any adverse tax consequences will result from the transaction from a local country tax perspective.

(b)	Dividends on ASI Shares
(i)	US Holders

Dividends paid on ASI Shares will be included in the gross income of a corporate US Holder as ordinary income from sources within the US. Dividends received by non-corporate US Holders will be taxed at the same preferential rate allowed for long-term capital gains if the US Holder meets certain eligibility requirements (including a holding period requirement).

(ii)	Non-US Holders

Dividends paid on New ASI Shares to Non-US Holders will be subject to US withholding tax. Non-US Holders may qualify for a reduced withholding rate on dividends pursuant to an income tax treaty with the US. Although Non-US Holders may be able to claim a reduced withholding rate under their respective tax treaties on dividend payments from ASI, certain tax treaties contain a limitation on benefits (“LOB”). The requirements of the LOB clause would also have to be met in order to obtain any benefits under the income tax treaty. A LOB clause is generally intended to prevent the misuse of treaties by residents of countries that are not party to the treaty. Most recent US income tax treaties contain a LOB clause, such as the US-UK income tax treaty (Article 23).

A Non-US Holder must certify its residency to ASI on a properly executed IRS Form W-8BEN to claim the benefits of a treaty. A Form W-8BEN may be obtained through the IRS website at www.irs.gov. As long as the New ASI Shares are traded on an established financial market, a Non-US Holder will not be required to provide a US taxpayer identification number on the Form W-8BEN to claim treaty benefits.

If the dividends are effectively connected with a trade or business and, if an income tax treaty applies, are otherwise attributable to a permanent establishment in the US, a Non-US Holder will be subject to US federal income tax on a net basis on the amount of the distribution. In addition, a Non-US Holder that is a corporation may be subject to the US branch profits tax.

(c)	Subsequent disposals of ASI Shares
(i)	US Holders

A US Holder generally will recognise capital gain or loss on the sale or other disposition of the ASI Shares in an amount equal to the difference between its adjusted tax basis in the ASI Shares and the amount realised from the sale or other disposition. Any gain or loss generally will be long-term capital gain or loss if the holding period in the ASI Shares (including the holding period of the Insignia Shares surrendered) is more than one year on the date of sale or exchange. Long-term capital gain will be eligible for reduced rates of taxation for individuals and certain non-corporate taxpayers. The deductibility of capital losses is subject to limitations. Any gain or loss generally will be treated as arising from US sources.

(ii)	Non-US Holders

Any gain realised by a Non-US Holder on the disposition of New ASI Shares will not be subject to US federal income tax unless (i) the gain is effectively connected with the holder’s conduct of a US trade or business and, if an income tax treaty applies, is otherwise attributable to a permanent establishment in the US (in which case, if the Non-US Holder is a foreign corporation, the US branch profits tax may apply), (ii) the holder is an individual present in the US for at least 183 days during the taxable year of disposition and certain other conditions are met or (iii) ASI is or has been a US real property holding company (“USRPHC”) for US federal income tax purposes, unless the Non-US Holder owns actively or constructively less than 5 per cent. or more of the class of shares sold and such class is regularly traded on an established securities market. The Board has been advised that ASI is not a USRPHC for US federal income tax purposes nor does it anticipate ASI will become a USRPHC. However, no assurance can be given that ASI will not become a USRPHC.

Further, in order to not be subject to withholding tax on the disposal of a non-USRPHC interest, the Non-US Holder must take certain actions when disposing of an interest in a US domestic corporation. A foreign person disposing of an interest in a domestic corporation must establish that the interest was not a U.S. real property interest as of the date of disposition, either by: (A) obtaining a statement from the corporation pursuant to the provisions of §1.897-2(g)(1)(ii), or (B) obtaining a determination by the director, Foreign Operations District pursuant to §1.897-2(g)(1)(iii).

(d)	Information reporting and backup withholding tax

Dividends from ASI Shares paid to a Non-US Holder will be reported annually to the IRS. Dividends from ASI Shares paid to a US Holder and proceeds from the sale, exchange or other disposition of ASI. Shares paid to a US Holder or a Non-US Holder should be reported to the IRS unless the holder (i) is a corporation, (ii) provides a properly executed IRS Form W-8BEN or (iii) otherwise establishes a basis for exemption. Backup withholding tax may apply to amounts subject to reporting if the holder fails to provide an accurate taxpayer identification number or otherwise establish an exemption. Backup withholding tax is not an additional tax. The holder can claim a credit against its US federal income tax liability for the amount of any backup withholding tax and a refund of any excess amount provided that certain information is furnished to the IRS.

THE ABOVE PARAGRAPHS ARE A GENERAL GUIDE ONLY AND ARE NOT EXHAUSTIVE.

IF YOU ARE IN ANY DOUBT AS TO YOUR TAXATION POSITION YOU SHOULD CONSULT AN APPROPRIATE PROFESSIONAL ADVISER WITHOUT DELAY.

19. Settlement

Direct Registration Statements for New ASI Shares will be despatched to the relevant Scheme Shareholders no later than 14 days after the Effective Date. Direct Registration Statements for New ASI Shares will be despatched to such Scheme Shareholders by first-class post to the address appearing in the register of members of Insignia at the Scheme Record Time (or in the case of joint holders, to the holder whose name stands first in such register in respect of the holdings concerned).

On the Effective Date, each certificate representing a holding of Insignia Shares subject to the Scheme will be cancelled and share certificates for such shares will cease to be valid and should be destroyed.

Insignia ADS Holders should refer to paragraph 16 above for details on how to surrender the Insignia ADSs for ASI Shares.

20. General

Temporary documents of title will not be issued pending the despatch by post of Direct Registration Statements for such New ASI Shares as referred to in paragraph 19 above. Pending the issue of Direct Registration Statements for such New ASI Shares, former Scheme Shareholders wishing to register transfers of such New ASI Shares may certify their share transfer forms against the register of members of ASI by contacting the Bank of New York Mellon on 1-888-BNY-ADRS or, if telephoning from outside the United States, on 001 201 680 6825. On the registration of any such transfers, the transferee will receive a Direct Registration Statement in respect of the New ASI Shares the subject of the relevant transfer.

All documents and remittances sent through the post will be sent at the risk of the person(s) entitled thereto.

Settlement of the consideration to which any Scheme Shareholder is entitled under the Scheme will be implemented in full in accordance with the terms of the Scheme free of any lien, right of set-off, counterclaim or other analogous right to which ASI may otherwise be, or claim to be, entitled against such shareholder.

Mandates in force at the Effective Date relating to the payment of dividends and other instructions given by Scheme Shareholders in respect of their Scheme Shares will be deemed revoked as from the Effective Date.

21. Quotation facilities and re-registration

Unless the Meetings are adjourned, the last day of dealings in, and for registration of transfers of, Insignia Shares will be the last business day prior to the Court Hearing, which is expected to be 11 December 2009, following which Insignia Shares will be temporarily suspended from quotation on the Pink Sheets. No transfers of Insignia Shares will be registered after this date, other than the registration of the issue of New Insignia Shares in accordance with the Scheme.

A request will be made to remove the quotation of the Insignia Shares from the Pink Sheets with effect from the Effective Date. Application has been made for the ASI Shares to be traded on the OTCBB with effect from the Effective Date.

As part of the Acquisition, it is also intended that Insignia be re-registered as a private limited company and its subsidiaries be transferred to ASI following the Scheme becoming Effective and subsequently wound up in due course.

22. Action to be taken

It is important that, for the Court Meeting, as many votes as possible are cast so that the Court may be satisfied that there is a fair and reasonable representation of Scheme Shareholder opinion. You are therefore strongly urged to complete, sign and return your Forms of Proxy and/or ADS Voting Instruction Card as soon as possible.

Notices convening the Court Meeting and the General Meeting are set out in Parts IX and X of this document respectively.

22.1 For Insignia Shareholders

You will find accompanying this document:

•	a blue Form of Proxy for use at the Court Meeting;
•	a white Form of Proxy for use at the General Meeting; and
•	a postage paid return envelope.

Whether or not you intend to attend the Court Meeting and/or the General Meeting, you are requested to complete and sign the accompanying blue and white Forms of Proxy and return them in accordance with the instructions printed thereon. Completed Forms of Proxy should be returned to Capita Registrars, Proxy Department, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU as soon as possible and, in any event, so as to be received by no later than 12.00 noon (Arizona time) on 28 November 2009 for the Court Meeting and 12.15 p.m. (Arizona time) on 28 November 2009 for the General Meeting (or in the case of an adjourned meeting, not less than 48 hours prior to the time and date set for the adjourned meeting).

This will enable your votes to be counted at the Meetings in your absence. If the blue Form of Proxy for use at the Court Meeting is not returned by such time, it may be handed to the chairman of the Court Meeting at the Court Meeting before the taking of the poll and will still be valid. However, in the case of the white Form of Proxy for the General Meeting, it will be invalid unless it is returned to Capita Registrars, Proxy Department, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU, so as to be received no later than 12.15 p.m. (Arizona time) / 7.15 p.m. (London time) on 28 November 2009.

Completion and return of the Forms of Proxy will not preclude Insignia Shareholders from attending and voting in person at either the Court Meeting or the General Meeting, or any adjournment thereof, should they so wish and should they so be entitled.

Insignia Shareholders are entitled to appoint a proxy in respect of some or all of their Scheme Shares. Insignia Shareholders are also entitled to appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares (so an Insignia Shareholder must have more than one Scheme Share to be able to appoint more than one proxy). A space has been included in the Forms of Proxy to allow Insignia Shareholders entitled to attend and vote at the relevant Meeting to specify the number of Scheme Shares in relation to which that proxy is appointed. Insignia Shareholders who return a Form of Proxy but fail to specify the number of Scheme Shares to which the proxy appointment relates, or who specify a number which exceeds the number of Scheme Shares held by the Insignia Shareholder when totalled with the number specified on other proxy appointments by the same Insignia Shareholder, will render all appointments invalid.

Insignia Shareholders who wish to appoint more than one proxy in respect of their shareholding should complete a separate Form of Proxy for each proxy appointed. Further copies of the Forms of Proxy may be obtained from Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (UK time). Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

22.2 For Insignia ADS Holders

You will find accompanying this document:

•	an ADS Voting Instruction Card; and
•	a postage paid reply envelope.

Insignia ADS Holders should read paragraph 17 of this Part II, which contains information as to how Insignia ADS Shareholders can direct the Depositary to vote on their behalf at the Meetings. Insignia ADS Holders are strongly urged to sign and return the ADS Voting Instruction Card as soon as possible.

23. Helpline

If you are Insignia Shareholder and have any questions relating to this document, the Court Meeting, the General Meeting, the Proposals or the Scheme or are in any doubt about the completion and return of the Forms of Proxy, please contact Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 a.m. and 5.00 p.m. Monday to Friday (UK time). Calls to the Capita Registrars 0871 664 0321 number are charged at 10 pence per minute (including VAT) plus any of your service provider’s network extras. Calls to the Capita Registrars +44 20 8639 3399 number from outside the UK are charged at applicable international rates. Different charges may apply to calls made from mobile telephones and calls may be recorded and monitored randomly for security and training purposes. Capita Registrars cannot provide advice on the merits of the Proposals nor give any financial, legal or tax advice.

Insignia ADS Holders who require assistance and whose Insignia ADSs are registered in their name on the books of the Depositary should telephone 1-888-BNY-ADRS, or, if telephoning from outside the United States, on 001 201 680 6825 between 9.00 a.m. and 5.00 p.m. Monday to Friday (New York time).

Insignia ADS holders who hold their Insignia ADSs beneficially through a financial intermediary such as a broker, bank or custodian should contact that financial intermediary.

24. Further information

Your attention is drawn to the terms of the Scheme which are set out in full in Part VI of this document. Your attention is also drawn to the further information contained in this document which forms part of this Explanatory Statement.

PART III

CONDITIONS TO THE IMPLEMENTATION OF THE SCHEME

The Proposals are conditional upon the Scheme becoming unconditional and becoming Effective by no later than 21 December 2009, or such later date as Insignia and ASI may agree and (if required) the Court approves.

The Acquisition is governed by English law and is subject to the jurisdiction of the English courts, to the Conditions and to the terms set out in this document.

The Scheme is conditional upon:

(a)	the approval of the Scheme by a majority in number representing not less than 75 per cent. in value of Scheme Shareholders, present and voting, either in person or by proxy, at the Court Meeting (or at any adjournment of such meeting);
(b)	resolutions in connection with or required to approve and implement the Scheme and set out in the notice of the General Meeting being passed by the requisite majority at the General Meeting (or any adjournment of such meeting); and
(c)	the sanction of the Scheme and the confirmation of the Capital Reduction by the Court (in either case, with or without modifications on terms acceptable to ASI and Insignia) and office copies of the Court Order and the Statement of Capital attached thereto being delivered for registration to the Registrar of Companies and being registered by the Registrar of Companies.

PART IV

FINANCIAL INFORMATION RELATING TO INSIGNIA SOLUTIONS PLC

Introduction

This Part IV includes audited financial information extracted from the Insignia Annual Report and Accounts for the financial year ended 31 December 2008.

The financial information contained in this Part IV does not constitute statutory accounts within the meaning of section 240 of the Companies Act 1985 and has been extracted from the full audited consolidated accounts of Insignia for the financial year ended 31 December 2008. Copies of the full audited consolidated accounts for the financial year ended 31 December 2008 have been delivered to the Registrar of Companies in England and Wales.

An unqualified audit report within the meaning of section 235 of the Companies Act 1985 has been given in respect of the audited consolidated accounts for the year ended 31 December 2008. The Auditors made the following statement in giving their unqualified report:

“EMPHASIS OF MATTER — GOING CONCERN

In forming our opinion on the financial statements, which is not qualified, we have considered the adequacy of the disclosure made in note 1 to the financial statements concerning the group’s ability to continue as a going concern. The group incurred a net loss of $2,838,000 during the year ended 31 December 2008. These conditions, along with the other matters explained in note 1 to the financial statements, indicate the existence of a material uncertainty which may cast significant doubt about the group’s ability to continue as a going concern. The financial statements do not include the adjustments that would result if the group was unable to continue as a going concern.”

For the purposes of this Part IV, references to the “Company” should be taken as references to Insignia and references to the “group” should be taken as references to the Insignia Group. In addition, references in this Part IV to the “Board” or the “Board of Directors” and to “Directors” are to the Insignia Board and the Insignia Directors respectively.

INSIGNIA SOLUTIONS PLC

Consolidated Profit and Loss Account for the Financial Year Ended 31 December 2008

		2008	2007
	Note	$000	$000
			(restated)
GROUP TURNOVER	2	12,057	10,887
Cost of sales		(8,346)	(7,749)
GROSS PROFIT		3,711	3,138
Administrative expenses		(6,615)	(4,042)
Other operating income		214	116
GROUP OPERATING LOSS	3	(2,690)	(788)
Interest receivable	6	29	—
Interest payable and similar charges	6	(177)	(973)
LOSS ON ORDINARY ACTIVITIES BEFORE TAXATION		(2,838)	(1,761)
Taxation	7	—	—
LOSS FOR THE FINANCIAL YEAR	14	(2,838)	(1,761)

INSIGNIA SOLUTIONS PLC

Consolidated Balance Sheet as at 31 December 2008

		2008		2007
	Note	$000	$000	$000
				(restated)
FIXED ASSETS
Goodwill	8		—	—
Tangible assets	9		161	127
			161	127
CURRENT ASSETS
Debtors	11	188		118
Current asset investments		2,119		—
Cash at bank and in hand		15		18
		2,322		136
CREDITORS: Amounts falling due within one year	12	1,968		8,358
NET CURRENT ASSETS/(LIABILITIES)			354	(8,222)
TOTAL ASSETS LESS CURRENT LIABILITIES			515	(8,095)
NET ASSETS/(LIABILITIES)			515	(8,095)
CAPITAL AND RESERVES
Called-up equity share capital	13		848	848
Shares to be issued	13		1,507	—
Share premium account	14		76,105	67,930
Profit and loss account	14		(9,041)	(6,203)
Reverse acquisition reserve	14		(82,858)	(84,624)
Capital reserve	14		13,954	13,954
EQUITY SHAREHOLDERS' FUNDS/(DEFICIT)	15		515	(8,095)

INSIGNIA SOLUTIONS PLC

Company Balance Sheet as at 31 December 2008

		2008		2007
	Note	$000	$000	$000
FIXED ASSETS
Investments	10		—	—
CURRENT ASSETS
Debtors	11	940		7
Cash at bank and in hand		34		4
		974		11
CREDITORS: Amounts falling due within one year	12	(425)		(243)
NET CURRENT LIABILITIES			549	(232)
TOTAL ASSETS LESS CURRENT LIABILITIES			549	(232)
NET ASSETS/(LIABILITIES)			549	(232)
CAPITAL AND RESERVES
Called-up equity share capital	13		848	848
Shares to be issued	13		1,507	—
Share premium account	14		70,945	62,772
Profit and loss account	14		(86,653)	(77,754)
Capital reserve	14		13,902	13,902
EQUITY SHAREHOLDERS' DEFICIT	15		549	(232)

INSIGNIA SOLUTIONS PLC

Consolidated Cash Flow Statement for the Financial Year Ended 31 December 2008

		2008		2007
	Note	$000	$000	$000	$000
					(restated)
NET CASH OUTFLOW FROM OPERATING ACTIVITIES	A		(1,709)		(693)
RETURNS ON INVESTMENTS AND SERVICING OF FINANCE
Interest received		29		—
Interest paid		(177)		(310)
			(148)		(310)
TAXATION			—		—
CAPITAL EXPENDITURE AND FINANCIAL INVESTMENT
Purchase of tangible fixed assets		(77)		(55)
			(77)		(55)
ACQUISITIONS AND DISPOSALS
Cash acquired on investment in subsidiary		3,134		—
			3,134		—
CASH INFLOW/(OUTFLOW) BEFORE LIQUID RESOURCES			1,200		(1,058)
MANAGEMENT OF LIQUID RESOURCES
Purchase of short term investments		(2,119)		—
			(2,119)		—
FINANCING	B		916		936
DECREASE IN CASH	C		(3)		(122)

INSIGNIA SOLUTIONS PLC

Notes to the Consolidated Cash Flow Statement for the Financial Year Ended 31 December 2008

A	RECONCILIATION OF OPERATING LOSS TO NET CASH OUTFLOW FROM OPERATING ACTIVITIES

	2008	2007
	$000	$000
		(restated)
Operating loss	(2,690)	(787)
Depreciation	43	51
Amortisation	1,613	—
Options issued on convertible debt	—	54
Loss on disposal of fixed assets	—	69
Decrease in stock	—	125
(Increase)/decrease in debtors	(8)	110
Decrease in creditors	(667)	(315)
Net cash outflow from operating activities	(1,709)	(693)
B	FINANCING

	2008	2007
	$000	$000
		(restated)
Issue of share capital	470	—
Amortisation of stock based compensation	—	60
Proceeds from issuing debt	—	876
Conversion of debt to shares	6,710	—
Repayment of convertible debt	(6,264)	—
Net cash inflow from financing	916	936
C	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET FUNDS/(DEBT)

	2008	2007
	$000	$000
		(restated)
Decrease in cash in the period	(3)	(122)
Cash flow from net debt	6,264	(876)
Movement in net funds/debt in the period	6,261	(998)
Net debt at 1 January 2008	(6,246)	(5,248)
Net funds/(debt) at 31 December 2008	15	(6,246)

ANALYSIS OF CHANGES IN NET FUNDS

	At 1 Jan 2008	Cash Acquired on Investment in Subsidiary	Cash Flows	At 31 Dec 2008
	$000	$000	$000	$000
	(restated)
Net cash:
Cash in hand and at bank	18	3,134	(3,137)	15
Overdraft	—	—	—	—
	18	3,134	(3,137)	15
Convertible debt	(6,264)	—	6,264	—
Net (debt)/funds	(6,246)	3,134	3,127	15

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

1.   PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL
    STATEMENTS

The accounts have been prepared on a going concern basis in US dollars and in accordance with applicable accounting standards in the United Kingdom. A summary of the principal group accounting policies, which have been applied consistently, is set out below.

The consolidated financial statements have been prepared assuming that the company will continue as a going concern. The group has a recent history of negative cash flow generated from operations and an accumulated deficit at 31 December 2008. These factors raise substantial doubt about the group and company’s ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from this uncertainty.

The company intends to generate operating cash flows through the growth of its existing business, the improvement of operating margins and by growth through acquisitions. Although there can be no assurance, the directors believe that such measures will provide it with enough liquidity to operate its current business and continue as a going concern in the short term.

Basis of accounting

The accounts have been prepared under the historical cost convention and going concern basis. On June 23, 2008, DollarDays International Inc. entered into a series of transactions to effect a reverse merger with Insignia. Under the agreement and plan of merger, Insignia Solutions plc shareholders maintained approximately 37.1% ownership of the combined company, DollarDays International Inc. shareholders obtained 56.7%, and a new investor obtained 6.2% of the combined company stock. In the opinion of the directors, accounting for the merger under the normal acquisition accounting methods with Insignia Solutions plc as the parent company would fail to give a true and fair view of the substance of the group, its results and position. Accordingly, the directors have adopted reverse acquisition accounting as the basis of consolidation in order to give a true and fair view. This is a departure from Companies Act 1985. The reverse acquisition accounting resulted in the accounts being restated with DollarDays International Inc. as the parent company and Insignia Solutions plc as the acquired subsidiary on 23 June 2008. The share capital, share premium and capital reserve were not restated and still show the balances relating to Insignia Solutions plc as the holding company.

Basis of consolidation

The consolidated financial statements incorporate the financial statements of the Company and all Group undertakings. As a consolidated profit and loss account is published, a separate profit and loss account for the parent Company is omitted from the Group financial statements by virtue of section 230 of the Companies Act 1985.

Turnover

Turnover, which excludes value added tax and sales tax, represents sales of general merchandise that are receivable in the period. All amounts billed to customers for shipping and handling costs are included in net turnover.

Revenue recognition

Revenue is recognized when the four criteria for revenue recognition are met: (1) persuasive evidence of an arrangement exists; (2) shipment or delivery has occurred; (3) the price is fixed or determinable and (4) collectability is reasonably assured. Cash payments received in advance of product shipment are deferred and reflected as a deferred revenue liability in the accompanying balance sheet. Allowances for sales returns and discounts are recorded as a component of net sales in the period the allowances are recognised.

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

1.   PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL
    STATEMENTS  – (continued)

Foreign currencies

Assets and liabilities in foreign currencies are translated into US dollars at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into US dollars at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

The directors have determined that the Group and Company’s functional currency is the US dollar. The year-end exchange rate used between Sterling and US dollars was $1.45/£1 (2007: $1.99/£1).

Goodwill

Consideration paid in connection with acquisitions is required to be allocated to the acquired assets, including identifiable intangible assets, and liabilities acquired. Acquired assets and liabilities are recorded based on an estimate of fair value, which requires significant judgment with respect to future cash flows and discount rates.

Goodwill represents the excess of the purchase price over the fair value of the net tangible and identifiable intangible assets acquired in a business combination. An element of goodwill is amortised over ten year basis in respect of customer relationships identified on the acquisition of a subsidiary, the remainder of goodwill is not amortised but tested for impairment at least annually and more frequently if events or changes in circumstances suggest that the carrying amount may not be recoverable.

Tangible fixed assets

Tangible fixed assets are initially stated at their purchase price, together with any incidental expenses of acquisition.

The Company capitalizes website development costs in accordance with the provisions of Urgent Issues Task Force (UITF) Abstract 29. Generally, the Company capitalizes costs incurred to develop its website applications and infrastructure.

Provision for depreciation is made so as to write off the cost of tangible assets on a straight-line basis over the expected useful economic lives of the assets concerned. The principal annual rates used for this purpose are:

Equipment	5 years
Leasehold improvements	Life of lease, 5 years

Stock

Substantially all of the Company’s sales orders are shipped directly from the Company’s vendors and the Company never takes title to the stock. Accordingly, such stock is not reflected on the financial statements at 31 December 2008 and 2007.

Deferred taxation

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more tax, with the following exception:

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

1.   PRINCIPAL ACCOUNTING POLICIES AND BASIS OF PREPARATION OF THE FINANCIAL
    STATEMENTS  – (continued)

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which the timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Operating leases

Rentals payable under operating leases are charged on a straight-line basis over the lease term in arriving at operating profit.

Financial instruments

All highly liquid investments with an original maturity of three months or less are accounted as cash equivalents. Short term investments consist principally of certificates of deposits (“CDs”) with original maturities more than three months. The Company invests in CDs issued by domestic banks.

Share-based payments

Share-based payments are accounted for in accordance with Financial Reporting Standard 20, Share-Based Payments. In accordance with FRS20, share-based payments are measured at the grant date based on the fair value of the award.

The Black-Scholes option pricing model is used to determine the fair value of share option and employee share purchase plan. The fair value of equity-based payment awards on the date of grant is determined by an option-pricing model using the number of complex and subjective variables. These variables include expected share price volatility over the term of the awards, actual and projected employee share option exercise behaviours, risk-free interest rate and expected dividends.

2.    SEGMENTAL ANALYSIS

The directors consider that all of the Group’s activities fall within one class of business and within the USA.

3.   OPERATING LOSS

Operating loss is stated after charging:

	2008	2007
	$000	$000
		(restated)
Depreciation of owned assets	43	52
Amortisation of goodwill	1,613	—
Hire of equipment under operating leases	14	—
Rental of land and buildings	228	235
Auditors’ remuneration as detailed below	259	115
Audit of parent and consolidated accounts	34	31
Audit of subsidiary by other auditors	124	68
Other non-audit services	5	16
Other non-audit services by other auditors	96	—
	259	115

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

4.   EMPLOYEE INFORMATION

The average number of persons employed by the Group during the year, including executive directors, was:

	2008	2007
	Number	Number
		(restated)
Management	2	2
Administration	3	3
Sales, customer service and marketing	18	18
Merchandising	4	3
IT	3	2
	30	28

Group employment costs of all employees including executive directors:

	2008	2007
	$000	$000
		(restated)
Wages and salaries	1,369	1,425
Share based compensation	135	60
	1,504	1,485

5.   DIRECTORS’ EMOLUMENTS

The directors' aggregate emoluments in respect of qualifying services were:

	2008	2007
	$000	$000
Emoluments receivable	551	872
Share based compensation	115	—
	666	872

Highest paid director:

	2008	2007
	$000	$000
Emoluments receivable	173	872
Share based compensation	115	—
	288	872

6.   INTEREST

Interest receivable	2008	2007
	$000	$000
		(restated)
Bank and other	29	—
	29	—

Interest payable	2008	2007
	$000	$000
		(restated)
Bank and other	177	973
	177	973

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

7.   TAXATION

Prior to the Merger, Dollar Days International Inc was an LLC, a pass-through entity for income tax purposes. In connection with the Merger, The Company formed a wholly owned Delaware corporation and contributed all its assets and liabilities in exchange for 100% of the stock of Dollar Days International Inc. No provision for income taxes have been reflected on the books of the Company prior to the Merger based on the pass-through nature of the Company.

2008
$000
Analysis of the tax charge
Current tax
UK Corporation tax @ 30%	—
Overseas taxation	(273)
Deferred tax	273
Total current tax
Profit/(loss) on ordinary activities at 41%	(109)
Effects of:
Expenses not deductible for tax purposes	(298)
Increase/(decrease) in unprovided tax asset	134
(273)
Deferred tax unprovided consists of the following:
Stock based compensation	(50)
Differences between capital allowances and depreciation	(84)
Trade losses	(273)
Total deferred tax unprovided	(407)

The deferred tax asset principally consists of accumulated tax losses of $668,558 carried forward and available for offset against future profits expire beginning of 2029. No deferred tax assets have been recognised in respect of the above available losses, as in the opinion of the directors, it is not likely that suitable taxable profits will be available against which the carried forward tax losses can be recovered in the near future.

8.   GOODWILL

Group	Total
$000
COST
At 1 January 2008 (restated)	—
Goodwill on acquisition	1,613
At 31 December 2008	1,613
AMORTISATION
At 1 January 2008 (restated)	—
Charge for the year	1,613
At 31 December 2008	1,613
NET BOOK VALUE
At 31 December 2008	—
At 31 December 2007 (restated)	—

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

8.   GOODWILL  – (continued)

On 23 June 2008 Insignia Solutions Plc acquired DollarDays International Inc. As stated in Note 1, the acquisition is accounted for in the consolidated accounts as a reverse acquisition with DollarDays International Inc. as the acquirer.

$000
Fair value of consideration	1,000
Book value of assets and liabilities of Insignia Solutions Plc at 23 June 2008
Debtors	62
Creditors	(675)
Total net liabilities	(613)
Fair value adjustment	Nil
Fair value of assets acquired	(613)
Goodwill on acquisition	1,613

There were no adjustments required to bring the assets and liabilities in line with group policies, or to adjust to fair value.

9.  TANGIBLE FIXED ASSETS

Group	Equipment	Leasehold Improvements	Total
	$000	$000	$000
COST
At 1 January 2008 (restated)	135	34	169
Additions	77	—	77
At 31 December 2008	212	34	246
DEPRECIATION
At 1 January 2008 (restated)	38	4	42
Depreciation	34	9	43
At 31 December 2008	72	13	85
NET BOOK VALUE
At 31 December 2008	140	21	161
At 31 December 2007 (restated)	97	30	127

10.  INVESTMENTS

Company	2008
$000
COST
At 1 January 2008 (restated)	—
Additions	8,761
At 31 December 2008	8,761
PROVISION FOR DIMINUTION
At 1 January 2008 (restated)	—
Provision for year	8,761
At 31 December 2008	8,761
NET BOOK VALUE
At 31 December 2008	—
At 31 December 2007	—

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

10.  INVESTMENTS  – (continued)

The Company’s subsidiary undertaking is:

Name of Company and Country of Incorporation and Operation	Description of Shares Held	Proportion of Shareholding and Voting Rights Held
DollarDays International Inc (USA)	Common stock, no par value	100%

The principal activity of the subsidiary is the development of Internet-based software programmes for wholesale general merchandise to small independent resellers.

11.  DEBTORS

	Group		Company
	2008	2007	2008	2007
	$000	$000	$000	$000
		(restated)
Trade debtors	75	50	—	—
Amounts due from group undertakings	—	—	923
Other debtors	27	39	17	7
Prepayments	79	22	—	—
	181	111	940	7
Amounts falling due after more than one year:
Lease deposits	7	7	—	—
	7	7	—	—
Total debtors	188	118	940	7

12.  CREDITORS: Amounts falling due within one year

	Group		Company
	2008	2007	2008	2007
	$000	$000	$000	$000
		(restated)
Trade creditors	1,176	1,231	5	11
Amounts owing to subsidiary undertakings	—	—	420	—
Convertible debts and other notes payable	—	6,264	—	—
Accruals and deferred income	792	863	—	232
	1,968	8,358	425	243

13.  SHARE CAPITAL

Authorised share capital:

	2008		2007
	No	£000	No	£000
Equity interests (Ordinary shares of 1p)	110,000,000	1,100	110,000,000	1,100
Non-equity interests (Preferred shares of 20p each)	3,000,000	600	3,000,000	600
		1,700		1,700

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

13.  SHARE CAPITAL  – (continued)

Allotted and called up:

	2008		2007
	No	$000	No	$000
Equity interests (Ordinary shares of 1p)	50,438,247	848	50,438,247	848

Shares to be issued:

	2008		2007
	No	$000	No	$000
Equity interests (Ordinary shares of 1p)	76,244,183	1,507	—	—

Allotment of shares

In January 2008, the Company issued 495,833 shares to certain warrant holders for previous warrant exercises and services rendered to the Company. The issuances did not result in any proceeds to the Company in January 2008.

On 23 June 2008, DollarDays International Inc. entered into a series of transactions to effect a reverse merger with Insignia Solutions Plc. These transactions consisted of the following:

•	DollarDays International, Inc. merged with Jeode, Inc., a Delaware corporation and a wholly-owned subsidiary of Insignia, whereby DollarDays International, Inc. was the surviving corporation and a wholly-owned subsidiary of Insignia Solutions Plc. Insignia Solutions Plc agreed to issue 73,333,333 American Depository Shares (“ADSs”), in exchange for all of the allotted share capital of DollarDays International, Inc. Some of the shareholders of DollarDays International Inc. did not take up the share exchange, and the total number of shares to be issued to DollarDays International Inc. shareholders was 68,065,424.
•	Insignia Solutions Plc then issued an aggregate of 7,682,926 ADSs to a new investor in exchange for $550,000 in cash and conversion of a $450,000 note.

The total authorised share capital at the year end was 110,000,000 ordinary shares, which was not sufficient to complete all the allotment of shares. At the year end, all the shares to be issued as detailed above had not yet been issued, but they were accounted for during the year as there was an obligation to issue the shares.

Under the agreement and plan of merger, Insignia Solutions Plc shareholders maintained approximately 37.1% ownership of the combined company, DollarDays International, Inc. shareholders obtained 56.7%, and a third party obtained 6.2% of the combined share capital.

Outstanding Warrants for Subscription for Ordinary Shares

	Warrants Outstanding and Exercisable	Warrants Outstanding Exercise Price
Outstanding at 31 December 2007	—	—
Granted	17,074,499	$0.01 – 0.12	(1)
Exercised	—	—
Lapsed	—	—
Outstanding at 31 December 2008	17,074,499	$0.01 – 0.12

The Company had the following warrant activity for the year ended 31 December 2008:

(1)	Warrants to purchase 4,348,211 shares that represent existing pre-Merger outstanding warrants that are reflected as grants as of the date of Merger. As these represent existing outstanding awards for which

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

13.  SHARE CAPITAL  – (continued)

the requisite service period has already been rendered, no compensation expense has been recorded during the nine-months ended 31 December 2008.

Warrants to purchase 8,551,450 shares at an exercise price of $0.01 per share that were granted to the Company’s Chairman in connection with Merger related service. All warrants were fully vested at the date of grant. The Company recorded stock based compensation expense of $115,445 during the year ended 31 December 2008 associated with this award based on the following assumptions used in the Black Scholes model:

•	Stock price: $0.02
•	Volatility: 58%
•	Expected life: 5 years
•	Risk free rate: 3.5%

Warrants to purchase 3,603,876 shares at an exercise price of $0.13 per share that were granted to an investment bank for Merger related services. As these amounts were consideration associated with the recapitalization, they were recorded as a part of the recapitalization accounting and no expense was recognized during the year ended 31 December 2008.

Warrants to purchase 570,962 shares at an exercise price of $0.12 per share that were granted to an investment bank for Merger related services. As these amounts were consideration associated with the recapitalization, they were recorded as part of the recapitalization accounting and no expense was recognized during the year ended 31 December 2008.

(2)	Warrants outstanding at 31 December 2008 had no intrinsic value.

Option schemes

Prior to the merger, Insignia had four stock option plans which provided for the issuance of stock options to employees and outside consultants of Insignia to purchase ordinary shares. There have been no grants in these plans since 2006. In connection with the reverse merger, the Company expects to no longer issue options under these plans. Options that were outstanding by the Insignia shell company prior to the merger are reflected as grants during the year ended 31 December 2008, the year in which the merger occurred. Share options are granted at prices of not less than 100% of the fair market value of the Ordinary shares at the date of the grant, as determined by the Board of Directors.

The fair value of stock options was estimated at grant date using the Black-Scholes option pricing model with the following assumptions:

	2008	2007
Expected dividends	—	None
Expected term	—	2.5 years
Risk free interest	—	4.4%
Expected volatility	—	57 – 64%
Forfeiture rate	—	0%

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

13.  SHARE CAPITAL  – (continued)

The following table summarises activity in the year under the share option schemes:

	Total	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)
Outstanding at 1 January 2007	3,614,646	$0.27
Granted	3,745,887	$0.17
Exercised	—	—
Lapsed	—	—
Outstanding at 31 December 2007	7,360,533	$0.22
Granted	2,788,376	$0.90
Exercised	—	—
Lapsed	(4,039,194)	$0.67
Outstanding at 31 December 2008	6,109,715	$0.23	2.8
Exercisable at 31 December 2008	6,109,715	$0.23	2.8

Due to the effects of the recapitalization, the above tables reflect the historical options of the Company. Options that were outstanding at 31 December 2007 (totalling 7,360,533) represent options to be issued as replacement options for outstanding options in the Company. Pursuant to the terms of the Merger Agreement, Insignia intends to propose to stockholders for their approval and adoption, a new 2009 Long-Term Incentive Stock Option Plan at its next Annual General Meeting so that Insignia can fulfill its obligations to issue the 7,360,533 options pursuant to the Merger Agreement, as well as have a sufficient number of additional options available for future issuances. There were no original grants of options during 2008. The Company recognizes expense based on the grant date fair value of such awards, and records such expense a straight-line basis over the requisite service period. Stock-based compensation was $137,505 and $60,448 for the years ended 31 December 2008 and 2007, respectively, and is included as general and administrative expenses in the accompanying statements of operations for the years then ended. The weighted average grant date fair value of awards granted during the year ended 31 December 2007 was $0.05. At 31 December 2008 and 2007, the Company has an aggregate of $0 and $22,060, respectively of unrecognized stock compensation expense (net of estimated forfeitures) that will be recognized over their respective vesting periods.

The options have no intrinsic value as of 31 December 2008.

Options outstanding at 31 December 2008 (in thousands, except per share data):

Range of Exercise Prices	Number Outstanding	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price
$0.10-$0.30	5,507	1.9	0.22
$0.31-$0.40	55	4.2	0.37
$0.41-$0.50	508	1.1	0.47
$0.51-$0.60	—	—	—
$0.61-$1.00	10	6.1	0.75
$1.01-$7.25	30	2.0	4.57
	6,110	1.8

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

14.  RECONCILIATION OF RESERVES

	Called Up Share Capital	Share Premium Account	Profit and Loss Account	Reverse Acquisition Reserve	Capital Reserve
	$000	$000	$000	$000	$000
Group
At 1 January 2008 (restated)	848	67,930	(6,203)	(84,624)	13,954
Shares issued in year	1,507	8,255	—	—	—
Costs of share issue	—	(80)	—	—	—
Reverse acquisition reserve	—	—	—	1,766	—
Loss for year	—	—	(2,838)	—	—
At 31 December 2008	2,355	76,105	(9,041)	(82,858)	13,954
Company
At 1 January 2008	848	62,772	(77,754)	—	13,902
Shares issued in year	1,507	8,253	—	—	—
Costs of share issue	—	(80)	—	—	—
Loss for year	—	—	(8,899)	—	—
At 31 December 2008	2,355	70,945	(86,653)	—	13,902

As permitted by Section 230(1) (b) of the Companies Act 1985, Insignia Solutions plc has not published its separate profit and loss account. The loss arising for the Company in 2008 is $8,899,000 (2007: $1,233,000).

15.  RECONCILIATION OF MOVEMENT IN TOTAL SHAREHOLDERS’ FUNDS

	Total Shareholders’ Funds
	2008	2007
	$000	$000
Group
At 1 January 2008 (restated)	(8,095)	(6,586)
Shares issued in year	9,762	251
Costs of share issue	(80)	—
Reverse acquisition reserve	1,766	—
Loss for year	(2,838)	(1,760)
At 31 December 2008	515	(8,095)
Company
At 1 January 2008	(232)	1,001
Shares issued in year	9,760	—
Costs of share issue	(80)	—
Loss for year	(8,899)	(1,233)
At 31 December 2008	549	(232)

16.  LEASE COMMITMENTS

The Group has committed to the following annual charges under non-cancellable operating leases:

	Properties
	2008	2007
	$000	$000
Expiring:
Within one year	292	—
Within two to five years	826	—
After five years	—	—
	1,118	—

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

17.  Related Party Transactions

There is no ultimate controlling party of the group.

During the years ended 31 December 2008 and 2007, the Company paid an aggregate of $0 and $66,331, respectively, to entities controlled by controlling members in exchange for managerial services.

C Baker, a director, has given a personal guarantee for a line of credit of $150,000 to Wells Fargo Bank. At the year end, there were no overdrawn balances on these bank accounts.

The Company has taken advantage of the exemption in Financial Reporting Standard 8 not to disclose transactions and balances between Group entities that have been eliminated on consolidation.

18.  Financial Risks

The following risks are considered to be the key risks to the Group.

A downturn in general economic conditions may adversely affect the group’s results from operations

The success of the Group’s operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions affecting disposable consumer income such as employment, business conditions, interest rates and taxation.

There can be no assurance that consumer spending will not be adversely affected by economic conditions, thereby impacting the Group’s growth, financial condition and results of operations.

Interest rate risk

The Group places its cash primarily in bank accounts and certificates of deposit with high quality financial institutions. Interest earned fluctuates in line with bank interest rates. The Group has no financial liabilities, other than short-term creditors.

Fair values of financial assets and liabilities

The fair values of all Group financial assets and liabilities are considered to be the same as book value.

The group has a history of significant losses. If the group does not achieve profitability, the financial condition and the stock price could suffer

The Group has a history of losses and accumulated deficit. The Group will need to generate significant revenues increases to achieve profitability, and may not be able to do so. Even if the Group does achieve profitability, it may not be able to sustain or increase profitability on a quarterly or annual basis in the future. If the Group’s revenues grow more slowly than anticipated, or if operating expenses exceed expectations, the financial results would be harmed.

The Group will continue to incur significant operating expenses and capital expenditures to continue to improve software and technologies, and:

•	enhance distribution and order fulfilment capabilities;
•	further improve order processing systems and capabilities;
•	expand the customer service capabilities to better serve the customers’ needs;
•	expand or modify the product offerings;
•	rent office space;
•	increase the general and administrative functions to support operations; and

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

18.  Financial Risks  – (continued)

•	maintain or increase sales, branding and marketing activities, including maintaining existing, or entering into new, online marketing or marketing analytics arrangements, and continuing or increasing direct mail campaigns.

Because the Group may incur many of these expenses before it receives any revenues from its efforts, losses may be greater than the losses incurred if the Group developed business more slowly. Further, expenses are based in large on the Group’s operating plans and future revenue projections. Many of the expenses are fixed in the short term, and the Group may not be able to quickly reduce spending if revenues are below projections. Therefore, any significant shortfall in revenues would likely harm the Group’s business, prospects, operating results and financial condition. In addition, the Group may find that these efforts are more expensive than currently anticipated, which would further increase losses.

The group may experience significant fluctuations in operating results and growth rate

The Group may not be able to accurately forecast the growth rate. Expense levels are based on investment plans on sales estimates. A significant portion of expenses and investments are fixed, and it may not be possible to adjust the spending quickly enough if sales are less than expected.

The Group’s revenue growth may not be sustainable, and the percentage growth rates may decrease. The Group’s revenue and operating profit depends on the continued growth of demand for products and services, and the business is affected by general economic and business conditions worldwide. A softening of demand, whether caused by changes in customer preferences or the weakening of the U.S. or global economies, may result in decreased revenue or growth.

The Group’s net sales and operating results will also fluctuate for many other reasons, including due to risks described elsewhere in this section and the following:

•	the ability to retain and increase sales to existing customers, attract new customers and satisfy customers’ demands;
•	the ability to expand the network of vendors;
•	the ability to access vendor merchandise and fulfil orders;
•	the introduction of competitive sites, products and services;
•	changes in usage of the Internet and e-commerce;
•	timing, effectiveness and costs of expansion and upgrades to systems and infrastructure;
•	the success of the geographic, service and product line expansions;
•	the outcomes of legal proceedings and claims;
•	variations in the mix of products and services;
•	variations in the level of merchandise and vendor returns;
•	the extent to which free shipping, continue to reduce product prices worldwide, and provide additional benefits to customers;
•	increases in the prices of fuel and gasoline, energy products and commodities like paper and packing supplies;
•	the extent to which operators of networks charge fees to grant customers unimpaired and unconstrained access to online services;
•	the ability to collect amounts that may become due;

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

18.  Financial Risks  – (continued)

•	the extent to which use of services is affected by spyware, viruses, “phishing” and other spam emails, “denial of service” attacks, data theft, computer intrusions and similar events; and
•	terrorist attacks and armed hostilities.

The group is dependent on a limited number of shipping companies

The Group relies on a limited number of shipping companies to deliver inventory and complete orders to customers. If the Group is not able to negotiate acceptable terms with these companies or they experience performance problems or other difficulties, it could negatively impact on the operating results and customer experience. In addition, the Group’s ability to ship completed orders to customers may be negatively affected by inclement weather, fire, flood, earthquakes, disputes, acts of war or terrorism, acts of God and similar factors. Third parties either drop-ship or otherwise fulfil the customers’ orders, and the Group are increasingly reliant on the reliability, quality and future procurement of their services. The inability of these other companies to accurately forecast product demand would result in unexpected costs and other harm to the Group’s business and reputation.

The seasonality of the group’s business places increased strain on the group’s operations

The Group expects a disproportionate amount of the Group’s net sales to occur during the fourth quarter. If suppliers do not stock or restock popular products in sufficient amounts such that the Group fails to meet customer demand, it could significantly affect revenue and future growth. If too many customers access the website within a short period of time due to increased demand, system interruptions may make the website unavailable or prevent orders from efficiently fulfilled, which may reduce the volume of goods sold and the attractiveness of the products and services offered. In addition, it may not be possible to adequately staff the fulfilment and customer service centres during peak periods.

The Group pays vendors on extended trade terms, but collects from customers via credit card or other form of electronic payment. As a result of holiday sales in November and December, the cash, cash equivalents, and marketable securities balances typically reach their highest level (other than as a result of cash flows provided by or used in investing and financing activities) in the fourth quarter. This operating cycle results in a corresponding increase in accounts payable at 31 December. The accounts payable balance generally declines during the first three months of the year, resulting in a corresponding decline in the cash, cash equivalents, and marketable securities balances.

The group may not be able to compete successfully against existing or future competitors

The online liquidation services market is rapidly evolving and intensely competitive. Barriers to entry are minimal, and current and new competitors can launch new the websites at a relatively low cost.

The Group expects the online liquidation services market to become even more competitive as traditional liquidators and online retailers develop services that compete. In addition, manufacturers and retailers may decide to create their own the websites to sell their own excess inventory and the excess inventory of third parties. Competitive pressures created by any one of the competitors, or by competitors collectively, could harm the business, prospects, financial condition and results of operations.

Further, as a strategic response to changes in the competitive environment, the Group may from time to time make certain pricing, service or marketing decisions or acquisitions that could harm the business, prospects, financial condition and results of operations. To the extent the Group enter new lines of businesses, it would be expected that the Group would be competing with many established businesses.

Many of the Group’s current and potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing and other resources. In addition, online retailers and liquidation e-tailers may be acquired by, receive investments from or enter into other commercial relationships with larger, the well-established and the well-financed companies. Some of the

INSIGNIA SOLUTIONS PLC

Notes to the Financial Statements for the Financial Year Ended 31 December 2008

18.  Financial Risks  – (continued)

competitors may be able to secure merchandise from manufacturers on more favourable terms, devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing or inventory availability policies and devote substantially more resources to the website and systems development. Increased competition may result in reduced operating margins, loss of market share and a diminished brand. The Group cannot provide assurance that it will be able to compete successfully against current and future competitors.

Credit card fraud could adversely affect the group’s business

The Group does not carry insurance against the risk of credit card fraud, so the failure to adequately control fraudulent credit card transactions could reduce the net revenues and gross margin. The Group has implemented technology to help us detect the fraudulent use of credit card information. However, the Group may in the future suffer losses as a result of orders placed with fraudulent credit card data even though the associated financial institution approved payment of the orders. Under current credit card practices, the Group may be liable for fraudulent credit card transactions because the cardholder’s signature is not obtained. If the Group is unable to detect or control credit card fraud, the Group’s liability for these transactions could harm the business, results of operation or financial condition.

The group is subject to payment related risks

The Group accepts payments using a variety of methods, including credit card, debit card, credit accounts (including promotional financing), gift certificates, direct debit from a customer’s bank account, physical bank check and payment upon delivery. For certain payment methods, including credit and debit cards, the Group pays interchange and other fees, which may increase over time and raise the Group’s operating costs and lower the profit margins. Reliance on third parties to provide payment processing services, including the processing of credit cards, debit cards, electronic checks, and promotional financing, could disrupt the business if these companies become unwilling or unable to provide these services. The Group is also subject to payment card association operating rules, certification requirements and rules governing electronic funds transfers, which could change or be reinterpreted to make it difficult or impossible for the Group to comply. If the Group fails to comply with these rules or requirements, the Group may be subject to fines and higher transaction fees and lose the ability to accept credit and debit card payments from customers, process electronic funds transfers, or facilitate other types of online payments, and the business and operating results could be adversely affected.

19.  Post Balance Sheet Events

On 25 February 2009, the Company’s Board of Directors approved the grant of an aggregate of 14,756,360 shares of restricted stock vesting as follows:

•	Twenty percent at the date of grant;
•	Twenty percent on the first anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.06 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date;
•	Thirty percent on the second anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.10 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date; and
•	Thirty percent on the third anniversary of the date of grant conditional upon the achievement of a closing price not less than $0.15 and daily volume of 50,000 shares for 25 days of the 30 day period prior to the anniversary date.

As the Company did not have available authorised shares for the grant of restricted stock, the Company will issue the shares at a future date when shares are available.

PART V

FINANCIAL INFORMATION RELATING TO AMERICA'S SUPPLIERS, INC.

Introduction

This Part V includes historical financial information relating to America's Suppliers, Inc. prepared by the ASI Directors.

Profit and loss account for the period from 6 October 2009 to 2 November 2009

During the period from incorporation on 6 October 2009 to 2 November 2009 (being the latest practicable date prior to the publication of this document) ASI has not traded and has received no income and incurred no expenditure. Consequently, during the current period ASI has made neither a profit nor a loss and hence no profit and loss account has been prepared.

Cash flow statement for the period from 6 October 2009 to 2 November 2009

During the period from incorporation on 6 October 2009 to 2 November 2009 (being the latest practicable date prior to the publication of this document) ASI received US$10 by way of cash subscription for 10 ASI Shares on incorporation. ASI did not otherwise receive or expend any cash and accordingly no cash flow statement has been prepared.

Balance sheet as at 2 November 2009

US$
ASSETS
Cash	10
CAPITAL
Called-up equity share capital	0.01
Share premium account	9.99
EQUITY SHAREHOLDERS' FUNDS	10

PART VI

THE SCHEME OF ARRANGEMENT

IN THE HIGH COURT OF JUSTICE
CHANCERY DIVISION
COMPANIES COURT

No. 20027 of 2009

IN THE MATTER OF INSIGNIA SOLUTIONS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

SCHEME OF ARRANGEMENT
(under Part 26 of the Companies Act 2006)

BETWEEN

INSIGNIA SOLUTIONS PLC

AND

THE SCHEME SHAREHOLDERS
(as defined below)

PRELIMINARY

(A)	In this Scheme, unless inconsistent with the subject or context, the following expressions bear the following meanings:

“Acquisition”	the proposed acquisition by ASI of the entire issued and to be issued share capital of Insignia pursuant to this Scheme
“Act”	the Companies Act 2006
“Articles”	the articles of association of Insignia as at the date of this Scheme and “Article” shall mean any article of those Articles
“ASI”	America's Suppliers, Inc., (incorporated in the State of Delaware under the Delaware General Corporation Law on 6 October 2009), whose registered office is at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA
“ASI Shares”	common shares having a par value of US$0.001 each in the issued share capital of ASI
“business day”	a day (excluding Saturdays, Sundays and public holidays) on which banks are open for business in the City of London
“Capital Reduction”	the proposed reduction of the share capital of Insignia involving the cancellation and the extinguishing of the Scheme Shares pursuant to this Scheme under section 641 of the Act as described in this document
“Court”	the High Court of Justice in England and Wales

“Court Hearing”	the hearing by the Court of the claim form for the sanctioning of the Scheme and to confirm the Capital Reduction under section 648 of the Act
“Court Meeting”	the meeting of the Scheme Shareholders to be convened pursuant to an order of the Court pursuant to the provisions of the Act and to be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.00 noon (Arizona time) on 30 November 2009 for the purposes of considering and, if thought fit, approving this Scheme (with or without amendment) and any adjournment of such meeting
“Direct Registration Statements”	direct registration statements issued by BNY Mellon Shareholder Services evidencing title to ASI Shares under the Direct Registration System
“Direct Registration System”	the direct registration system operated by DTC
“DTC”	Deposit Trust Company, a member of the U.S. Federal Reserve System, a limited-purpose trust company under New York State banking law and a registered clearing agency with the SEC
“Effective Date”	the date on which the Court Order (together with the Statement of Capital attached thereto) is registered by the Registrar of Companies
“Excluded Shares”	any Insignia Shares beneficially owned by ASI or its nominees at the relevant times
“General Meeting”	the general meeting of Insignia Shareholders to be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.15 p.m. (Arizona time) on 30 November 2009 (or as soon thereafter as the Court Meeting shall have been concluded or adjourned) and any adjournment of such meeting
“holder”	a registered holder of shares, including any person entitled by transmission
“members”	members of Insignia on the register of members at any relevant date
“Insignia”	Insignia Solutions plc (incorporated in England and Wales under the Companies Act 1985 with registered number 01961960), whose registered office is at New Bridge Street House, 30-34 New Bridge Street, London EC4V 6BJ
“Insignia Shareholders”	holders of Insignia Shares
“New ASI Shares”	the new common shares having a par value of US$0.001 each in the capital of ASI to be allotted and issued credited as fully paid to holders of Scheme Shares pursuant to this Scheme
“New Insignia Shares”	the new ordinary shares of 1 penny each in the capital of Insignia proposed to be allotted and issued credited as fully paid pursuant to this Scheme
“Proposals”	the acquisition by ASI of the entire issued capital of the Company pursuant to the Scheme
“Ordinary Shares” or “Insignia Shares”	ordinary shares of 1 penny each in the issued share capital of Insignia
“pounds”, “£”, “Sterling”, “pence” and “p”	the lawful currency of the United Kingdom

“Registrar of Companies”	the Registrar of Companies in England and Wales, within the meaning of the Act
“Restricted Overseas Shareholder”	a person (including an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any person whom Insignia (following consultation with ASI) reasonably believes to be in, or resident in, Australia, Canada or Japan and persons in any other jurisdiction (other than US Persons or persons in the UK) whom Insignia (following consultation with ASI) is advised to treat as restricted overseas persons in order to observe the laws of such jurisdiction or to avoid the requirement to comply with any governmental or other consent or any registration, filing or other formality which Insignia (following consultation with ASI) regards as unduly onerous
“Scheme”	this scheme of arrangement under Part 26 of the Act between Insignia and the Scheme Shareholders to implement the Proposals, with or subject to any modification thereof or addition thereto or condition approved or imposed by the Court and agreed by Insignia and ASI
“Scheme Document”	the document dated 6 November 2009 sent by Insignia to the Insignia Shareholders, of which this Scheme forms part
“Scheme Record Time”	6.00 p.m. (London time) on the business day immediately prior to the Court Hearing
“Scheme Shareholder”	a holder of a Scheme Share
“Scheme Shares”	Insignia Shares:
(i) in issue at the date of the Scheme Document;
(ii) issued after the date of the Scheme Document, but before the Court Meeting; and

(iii)

issued at or after the time of the Court Meeting but before the Scheme Record Time on terms that the original or any subsequent holders are, or shall have agreed in writing to be, bound by this Scheme,

in each case, other than any Excluded Shares
“SEC”	the United States Securities and Exchange Commission
“Special Resolution”	the special resolution to be proposed at the General Meeting
“Statement of Capital”	the Statement of Capital (approved by the Court) showing, as altered by the Reduction Court Order, the information required by section 649 of the Act with respect to Insignia's share capital
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland
“US$”	the lawful currency of the United States of America
“US Person”	a US person as defined in Regulation S promulgated under the United States Securities Act 1933, as amended

(B)	Immediately prior to 1 October 2009, the authorised share capital of Insignia was £3,600,000, divided into 300,000,000 ordinary shares of 1 penny each and 3,000,000 preference shares of 20p each, of which as at 2 November 2009 119,924,943 ordinary shares have been issued and credited as fully paid and the remainder are unissued.
(C)	As at 2 November 2009, the authorised share capital of ASI is US$51,000, divided into 50,000,000 shares of common stock of US$0.001 each and 1,000,000 shares of preferred stock of US$0.001 each, of which 10 shares of common stock have been issued and credited as fully paid and the remainder are unissued.
(D)	As at 2 November 2009, none of the Insignia Shares were Excluded Shares, being held by ASI and/or its nominees. It is intended that, in the period after the General Meeting and before the Court Hearing, ASI will acquire at least one Insignia Share.
(E)	ASI has agreed to appear by Counsel on the hearing of the claim form to sanction this Scheme, and to submit to be bound by and to undertake to the Court to be bound by this Scheme and to execute and do and procure to be executed and done all such documents, acts and things as may be necessary or desirable to be executed or done by it for the purpose of giving effect to this Scheme.

THE SCHEME

1.	Cancellation of the Scheme Shares
1.1	On the Effective Date, the issued share capital of Insignia shall be reduced by cancelling and extinguishing all of the Scheme Shares.
1.2	Subject to and forthwith upon the Capital Reduction taking effect:
(a)	the issued share capital of Insignia shall be increased to its former amount by the creation of such number of New Insignia Shares as is equal to the number of Scheme Shares cancelled pursuant to sub-clause 1.1; and
(b)	the reserve arising in the books of account of Insignia as a result of the Capital Reduction shall be capitalised and applied in paying up in full at par the New Insignia Shares created pursuant to sub-clause 1.2(a) which shall be allotted and issued (free from all liens, charges, equitable interests, encumbrances, rights of pre-emption and any other third party rights of any nature whatsoever) credited as fully paid to ASI and/or its nominee(s).
2.	Consideration for the cancellation of the Scheme Shares
2.1	In consideration of the cancellation of Scheme Shares pursuant to sub-clause 1.1 and the allotment and issue of New Insignia Shares to ASI in respect of such Scheme Shares pursuant to sub-clause 1.2(b), ASI will forthwith and contingent upon the Capital Reduction and the issue of New Insignia Shares referred to in sub-clause 1.2(b) taking effect, allot and issue to each holder of Scheme Shares (or his nominee) one New ASI Share for every 10 Scheme Shares held by that holder (as appearing on the register of members of Insignia at the Scheme Record Time) provided that no fractional New ASI Shares shall be issued to any such Scheme Shareholder and if, but for this provision, any such Scheme Shareholder would be entitled to a fractional New ASI Share, those fractional entitlements will be aggregated and sold in the market and the net proceeds of sale distributed pro rata to the Scheme Shareholders entitled to them, but provided that to the extent the cash proceeds due to any such Scheme Shareholder do not exceed US$10.00, such cash proceeds shall be retained by ASI for its benefit.
2.2	The New ASI Shares allotted and issued pursuant to sub-clause 2.1 shall be fully authorised and validly issued, fully paid and non-assessable and free from all liens, charges, encumbrances and, subject to the Certificate of Incorporation and Bylaws of ASI and shall rank pari passu with all other ASI Shares in issue on the Effective Date and shall have the right to receive all dividends, distributions and other entitlements made or paid or declared thereon on or after the Effective Date.
3.	Settlement
3.1	As soon as practicable, and in any event no later than 14 days after the Effective Date, ASI shall make all such allotments of, and shall issue, such New ASI Shares as are required to be allotted and issued to give effect to this Scheme and to the persons respectively entitled thereto, such consideration to be settled as set out in sub-clause 3.2 below.
3.2	Settlement of the consideration to be satisfied by the issue of New ASI Shares shall be made by the issue to the relevant Scheme Shareholder of Direct Registration Statements within 14 days of the Effective Date.
3.3	All deliveries of Direct Registration Statements in respect of the New ASI Shares shall be effected either via electronic delivery pursuant to written instructions from such holder or by ASI by sending the same by first class post in pre-paid envelopes addressed to the persons respectively entitled thereto at their respective addresses as appearing in the register of members of Insignia or, in the case of joint holders, at the address of that one of the joint holders whose name stands first in such register (except in either case as otherwise directed in writing) at the Scheme Record Time, and neither Insignia nor ASI shall be responsible for any loss or delay in the transmission or delivery of any Direct Registration Statements in respect of the New ASI Shares sent in accordance with this sub-clause which shall be sent at the risk of the persons entitled thereto.
4.	Overseas Shareholders

The provisions of clauses 1, 2 and 3 shall be subject to any prohibition or condition imposed by law. Without prejudice to the generality of the foregoing, if in the case of any Insignia Shareholder who has a registered address outside of the United Kingdom (an “Overseas Shareholder“) ASI is advised that the delivery to such Overseas Shareholder of New ASI Shares under clause 3; or would or might infringe the laws of the relevant jurisdiction or would or might require ASI to obtain or observe any governmental or other consent or any registration, filing or other formality with which ASI is unable to comply, or compliance with which ASI regards as unduly onerous, then ASI may:

(a)	determine that the New ASI Shares to which such Overseas Shareholder is entitled shall be sold, in which event the New ASI Shares shall be issued to such Overseas Shareholder and ASI shall appoint a person to act pursuant to this sub-clause 4(a) and such person shall be authorised as attorney on behalf of such Overseas Shareholder to procure that any New ASI Shares in respect of which ASI has made such determination shall be sold; or
(b)	where ASI is advised that the procedure in sub-clause 4(a) would or might be unlawful in a particular jurisdiction or would or might require ASI to obtain or observe any governmental or other consent or any registration, filing or other formality with which ASI is unable to comply or compliance with which ASI regards as unduly onerous, determine that the New ASI Shares to which such Overseas Shareholder is entitled shall instead be allotted and issued to a person appointed by ASI as nominee for such Overseas Shareholder and such New ASI Shares shall be sold on his behalf by the nominee, in either case, as soon as practicable after the Effective Date.

Any sale under sub-clauses 4(a) or (b) shall be carried out at the best price which can be reasonably obtained at the time of sale, and the net proceeds of such sale, after deduction of all expenses and commission, including any amount in respect of value added tax payable thereon, shall be delivered by cheque (by first class post) to such Overseas Shareholder. To give effect to any such sale, the person or nominee so appointed (as the case may be) shall be authorised as attorney on behalf of such Overseas Shareholder to execute and deliver a form of transfer and to give such instructions and do all such things which he may consider necessary or expedient in connection with such sale. In the absence of bad faith or wilful default, none of Insignia, ASI, the person or the nominee so appointed or any agent of any of them shall have any liability for any loss arising as a result of the timing or terms of any such sale.

5.	Certificates and cancellations

With effect from and including the Effective Date, all certificates representing Scheme Shares shall cease to have effect as documents of title to the shares comprised therein and every holder thereof shall be bound at the request of Insignia to deliver up the same to Insignia, or as it may direct, or to destroy the same.

6.	The Effective Date
6.1	This Scheme shall become effective as soon as an office copy of the Court Order (together with the Statement of Capital attached thereto) shall have been duly delivered to the Registrar of Companies for registration and shall have been registered by him.
6.2	Unless this Scheme shall become effective by 21 December 2009, or such later date as Insignia and ASI may agree and the Court may allow, this Scheme shall lapse and the Acquisition shall not proceed.
7.	Modification

Insignia and ASI may jointly consent on behalf of all concerned to any modification of, or addition to, this Scheme or to any condition which the Court may approve or impose.

8.	Costs

Insignia is authorised and permitted to pay all the costs and expenses relating to the negotiation, preparation and implementation of the Scheme.

Dated: 2 November 2009

PART VII

ADDITIONAL INFORMATION

1.	Responsibility

The Insignia Directors, whose names are set out in paragraph 2.1 below, accept responsibility for the information contained in this document. To the best of the knowledge and belief of the Insignia Directors (who have taken all reasonable care to ensure that such is the case), the information contained in this document for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

2.	Directors
2.1	The Insignia Directors and their respective functions are as follows:

Name	Function
Peter Engel	Chairman and Chief Executive Officer
Vincent Pino	Non-executive Director
Lawrence Schafran	Non-executive Director
Christopher Baker	Non-executive Director
Filipe Sobral	Non-executive Director

Insignia is a public company limited by shares and incorporated in England and Wales under the Companies Act 1985 with registered number 01961960. The registered office of Insignia is New Bridge Street House, 30-34 New Bridge Street, London EC4V 6BJ.

2.2	The ASI Directors and their respective functions are as follows:

Name	Function
Peter Engel	Chairman and Chief Executive Officer
Vincent Pino	Non-executive Director
Lawrence Schafran	Non-executive Director
Christopher Baker	Non-executive Director
Filipe Sobral	Non-executive Director
3.	Information on ASI

ASI was incorporated in the State of Delaware on 6 October 2009 under the Delaware General Corporation Law. ASI is a holding company and has not traded since incorporation. Its registered office is 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA.

3.1	Issued share capital as at the Disclosure Date

The issued share capital, fully paid, of ASI at the Disclosure Date is as follows:

	Issued
	Number	Amount (US$)
ASI Shares at the Disclosure Date	10	0.01
3.2	Issued share capital immediately following the Scheme

Under the Scheme, ASI will issue on the Scheme Effective Date (which is expected to be 15 December 2009) ASI Shares, credited as fully paid up, to Insignia Shareholders on the basis of one ASI Share for every 10 Insignia Shares held at the Scheme Record Time save for Peter Engel who will be issued with 10 fewer ASI Shares than he would otherwise be entitled by virtue of the aggregate number of Insignia Shares held by him at the Scheme Record Time. Accordingly, the proposed, issued and fully paid share capital of ASI as it will be immediately following the implementation of the Scheme (assuming no exercise of outstanding rights under the Insignia Share Plans or the Insignia Warrants, or other issue or offer of share capital by Insignia or ASI) is as follows:

	Issued
	Number	Amount (US$)
ASI Shares immediately following implementation of the Scheme	11,992,494	11,992.49
3.3	Issued share capital following the Scheme and assuming exercise of all outstanding Insignia Warrants, Insignia Options and Restricted Stock Awards

The proposed, issued and fully paid share capital of ASI as it will be immediately following the implementation of the Scheme and following the exercise of all outstanding Insignia Warrants, Insignia Options and Restricted Stock Awards (assuming no other issue or offer of share capital by Insignia or ASI) is as follows:

	Issued
	Number	Amount (US$)
ASI Shares immediately following implementation of the Scheme	11,992,494	11,992.49
ASI Shares issued pursuant to Insignia Share Plans	436,393	436.39
ASI Shares issued pursuant to Restricted Stock Awards	2,951,272	2,951.27
ASI Shares issued pursuant to Insignia Warrants	2,874,485	2,874.49
Total	18,254,644	18,254.64
4.	Interests in ASI Shares
4.1	Interests of Insignia Directors in ASI Shares

As at the Disclosure Date, the interests of the ASI Directors and the Insignia Directors (within the meaning of Part 22 of the Act) and their immediate families, related trusts and connected persons, all of which are beneficial unless otherwise stated, in ASI Shares were (with the exception of Restricted Stock Awards which are set out in paragraph 4.2 below) as follows:

Number of ASI Shares
Peter Engel	10
Christopher Baker	Nil
Filipe Sobral	Nil
Vincent Pino	Nil
Lawrence Schafran	Nil
4.2	Interests of Insignia Directors in options over ASI Shares

As at the Disclosure Date, the following Restricted Stock Awards in respect of ASI Shares had been granted to the following Insignia Directors. The issue of ASI Shares pursuant to the Restricted Stock Awards is conditional upon the Scheme becoming Effective.

Name	Number of ASI Shares to Be Issued Pursuant to Restricted Stock Awards
Peter Engel	527,818
Christopher Baker	80,000
Filipe Sobral	80,000
Vincent Pino	80,000
Lawrence Schafran	80,000

Restrictions are lifted in respect of a proportion of the total number of ASI Shares granted under the relevant Restricted Stock Awards over a four year “vesting” period as follows:

•	20 per cent. at the date of grant;
•	20 per cent. on the first anniversary of the date of grant conditional upon the achievement of a closing price not less than US$0.60 and daily volume of 5,000 shares for 25 days of the 30 day period prior to the anniversary date;

•	30 per cent. on the second anniversary of the date of grant conditional upon the achievement of a closing price not less than US$1.00 and daily volume of 5,000 shares for 25 days of the 30 day period prior to the anniversary date; and
•	30 per cent. on the third anniversary of the date of grant conditional upon the achievement of a closing price not less than US$1.50 and daily volume of 5,000 shares for 25 days of the 30 day period prior to the anniversary date.
5.	Interests in Insignia Shares
5.1	Interests of Insignia Directors in Insignia Shares

As at the Disclosure Date, the interests of the Insignia Directors (within the meaning of Part 22 of the Act) and their immediate families, related trusts and connected persons, all of which are beneficial unless otherwise stated, in Insignia Shares were (with the exception of Insignia Options and Insignia Warrants which are set out in paragraph 5.2 below) as follows:

Name	Number of Insignia Shares
Peter Engel	1,775,314
Christopher Baker	48,021,498
Filipe Sobral	Nil
Vincent Pino	710,029
Lawrence Schafran	Nil

The Insignia Directors have irrevocably undertaken to vote, or procure the vote, in favour of the resolutions to be proposed at the Scheme Meeting and the General Meeting in respect of their entire beneficial holdings of 50,506,841 Insignia Shares (representing, in aggregate, approximately 42 per cent. of the entire existing issued share capital of Insignia).

5.2	Interests of Insignia Directors in options over Insignia Shares

As at the Disclosure Date, the following options in respect of Insignia Shares had been granted to the following Insignia Directors for nil consideration and remained outstanding:

Name	Number of Insignia Shares Under Option	Exercise Price (US$)	Date of Grant	Expiration Date
Peter Engel	Nil	—	—	—
Christopher Baker	145,196	0.16	May 15 2007	May 15 2012
	21,803	0.16	June 6 2007	June 6 2012
	446,441	0.16	July 31 2007	July 31 2012
	446,441	0.16	September 1 2007	September 1 2012
	145,196	0.16	May 15 2007	May 15 2012
Filipe Sobral	Nil	—	—	—
Vincent Pino	Nil	—	—	—
Lawrence Schafran	Nil	—	—	—
5.3	Interests of Insignia Directors in Insignia Warrants

As at the Disclosure Date, the following warrants in respect of Insignia Shares had been granted to the following Insignia Directors for nil consideration and remained outstanding:

Name	Number of Insignia Shares Under Warrant	Exercise Price (US$)	Date of Grant	Expiration Date
Peter Engel	8,846,384	0.01	June 23 2008	June 23 2013
Christopher Baker	8,190,560	0.01	June 23 2008	June 23 2013
Filipe Sobral	Nil	—	—	—
Vincent Pino	Nil	—	—	—
Lawrence Schafran	Nil	—	—	—

5.4	Interests of ASI in relevant securities of Insignia

As at the Disclosure Date, ASI was not interested in any Insignia Shares.

6.	Changes in the rights of Insignia Shareholders

Following implementation of the Scheme, Insignia Shareholders and Insignia ADS Holders will receive ASI Shares. ASI is incorporated under the laws of Delaware and Insignia is incorporated under the laws of England and Wales. The following is a summary comparison of material differences between the rights of a ASI Shareholder and an Insignia Shareholder arising from the differences between the corporate laws of Delaware and those of England and Wales and the governing instruments of the two companies. This summary is not a complete description of the laws of Delaware or of England and Wales, the other rules or laws referred to in this summary, nor the governing instruments of ASI or Insignia. Copies of the bylaws of ASI are available for inspection at the offices of Osborne Clarke, One London Wall, London EC2Y 5EB and at ASI's registered office at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA and will be available from at least 15 minutes prior to the start of the General Meeting until the conclusion of the Court Meeting.

(a)	Voting rights

Current Insignia position

Under the Articles, a shareholder who is present in person or by proxy and entitled to vote at a shareholders’ meeting is entitled to one vote for every share held by him.

Under the Articles, two shareholders present in person or by proxy (who holds not less than one third of the ordinary shares in issue at the relevant time) and entitled to vote on the business to be transacted constitute a quorum for the purposes of a general meeting. Cumulative voting is not recognised under English law.

The Articles provide that every question put to a vote at a General Meeting will be decided by a poll.

An ordinary resolution conducted on a poll must be approved by shareholders representing at least a majority of the total voting rights of shareholders present in person or by proxy who vote on the resolution. A special resolution conducted on a poll must be approved by shareholders representing at least 75 per cent of the total voting rights of shareholders present in person or by proxy who vote on the resolution.

Under the Act, proxies of shareholders are entitled to attend shareholders’ meetings and speak and vote accordingly.

A holder of Insignia ADSs is currently not entitled to attend, speak or vote at Insignia shareholders’ meetings. Under the current terms of the Insignia ADSs, The Bank of New York Mellon, as the Depositary, will, to the extent practical, subject to applicable law and the memorandum of association and Articles, vote the Insignia Shares underlying the Insignia ADSs in accordance with the written instructions of the registered holder of the Insignia ADSs. If, however, a holder of Insignia ADSs holds Insignia ADSs through a brokerage account or otherwise in “street name”, in order to vote, the holder must instruct the registered holder of the Insignia ADSs to instruct the Depositary with regard to voting the Insignia Shares underlying the holder’s Insignia ADSs.

ASI position following implementation of the Scheme

The holders of ASI Shares are entitled to one vote for each share held as of the record date on all matters submitted to a vote of ASI Shareholders. To determine the ASI Shareholders entitled to vote at any meeting of stockholders, the ASI Board may fix, in advance, a record date. The record date cannot precede the date upon which the resolution fixing the record date is adopted and it cannot be more than 60 nor less than 10 calendar days before the date of such meeting. If the ASI Board does not so fix a record date, the record date shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. In all matters, other than the election of directors and except as otherwise required by law, the affirmative vote of the majority of shares present or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the ASI Shareholders. Directors shall be elected by a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. No ASI Shareholder will be permitted to cumulate votes at any election of directors.

Each ASI Shareholder entitled to vote at a meeting of ASI Shareholders may authorise another person or persons to act for him, her or it by a written proxy, signed by the shareholder and filed with the secretary of ASI, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. An ASI Shareholder may authorise another person to act for him, her or it as proxy in the manner(s) provided under Section 212(c) of the General Corporate Law of Delaware or as otherwise provided under Delaware law.

The ASI Board, without approval of holders of ASI Shareholders, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of ASI Shares.

(b)	Action by written consent

Current Insignia position

Under English law, shareholders of a public company such as Insignia cannot pass resolutions by written consent.

ASI position following implementation of the Scheme

Under Delaware law, unless otherwise provided in the certificate of incorporation, shareholders may take any action which may be taken at a shareholder's meeting without a meeting if the action is consented to in writing by shareholders holding not less than the number of votes that would be required to authorise or take that action at a meeting at which all shareholders were present and voted.

(c)	Shareholder Proposals and Shareholder Nominations of Directors

Current Insignia position

Under English law, shareholders may demand that a resolution be voted on at an annual general meeting if the demand is made:

•	by shareholders holding at least 5 per cent. of the total voting power of shares having a right to vote on the resolution; or
•	by at least 100 shareholders holding shares on which there has been paid up an average sum per shareholder of at least £100.

The only shareholders who count towards these thresholds are those having at the date of the requisition a right to vote at the annual general meeting to which the resolution relates. The shareholders must deposit the demand at the Company’s registered office at least six weeks before the annual general meeting to which it relates or, if later, at the time at which notice is given of the annual general meeting. In general, resolutions to appoint directors must be put to shareholders on the basis of one resolution for each nominated director. A resolution including more than one director may be presented to be voted upon at a general meeting only if the shareholders have first unanimously approved so doing.

ASI position following implementation of the Scheme

Under ASI's bylaws, any shareholder may nominate candidates for election to the ASI Board at an annual meeting. Other business may be brought before an annual meeting if the shareholder gives timely notice, in writing, of the proposals or nominations to be brought before the meeting in the form set forth in the bylaws.

In the case of an annual meeting, in order to satisfy the requirement that the notice be timely, a shareholder’s notice must be received by the secretary of ASI not less than 90 days or more than 120 days prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting differs by more than 30 days from the first anniversary of the preceding year’s annual meeting, the notice must be received on the later of:

•	no earlier than 120 days prior to the annual meeting and no later than the close of business on the earlier of the 90th day prior to the annual meeting; or
•	the 10th day following the day on which notice or public disclosure of the date of the annual meeting was mailed or made.
(d)	Sources and payment of dividends

Current Insignia position

Subject to the prior rights of holders of any preferred shares, an English company may pay dividends on its ordinary shares only out of its distributable profits, defined as accumulated, realised profits less accumulated, realised losses, and not out of share capital, which includes share premiums (being the excess of the consideration for the issue of shares over the aggregate nominal amount of such shares). Amounts credited to the share premium account, however, may be used to pay up unissued shares that may then be distributed to shareholders in proportion to their holdings. In addition, under English law, Insignia will not be permitted to make a distribution if, at the time, the amount of its net assets is less than the aggregate of its issued and paid-up share capital and undistributable reserves or if the distribution would result in the amount of its net assets being less than that aggregate.

The Board or Insignia Shareholders may, by ordinary resolution, declare final dividends, but no dividend may be declared by Insignia Shareholders in excess of an amount recommended by the Board. The Board has the power under the Articles to pay interim dividends without the approval of shareholders to the extent the financial position of Insignia justifies a dividend. A dividend may be paid in any currency or currencies decided by the Board. Insignia may agree with a shareholder that any dividend declared or which may become due in one currency will be paid to the member in another currency.

ASI position following implementation of the Scheme

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. This is provided that the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

The ability of a Delaware corporation to pay dividends on its shares is dependent on the financial status of the corporation standing alone and not on a consolidated basis. In determining the amount of surplus of a Delaware corporation, the assets of the corporation (including shares of subsidiaries owned by the corporation) may be valued at their fair market value by the board of directors.

The ASI Board may declare and pay dividends upon the shares of its capital stock subject to Delaware law. Subject to preferences that may apply to any outstanding shares of preferred stock, the holders of ASI’s shares will receive (on a taxable basis) any dividends which the ASI Board declares out of funds legally available for that purpose. Dividends may be paid in cash, in property or in shares of ASI’s capital stock.

(e)	Rights of purchase and redemption

Current Insignia position

Under English law, a company may issue redeemable shares, subject to any conditions stated in its articles of association. The Articles permit the issuance of redeemable shares. Insignia may purchase its own shares, if the purchase has first been approved by a special resolution of its shareholders.

A company may redeem or repurchase shares only if the shares are fully paid and, in the case of public companies such as Insignia, only out of:

•	distributable profits; or

•	the proceeds of a new issue of shares made for the purpose of the repurchase or redemption.

ASI position following implementation of the Scheme

Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired, and the act of such redemption or repurchase would not in itself impair the capital of the corporation. “Impaired” for these purposes means that the value of the assets of the corporation is less than the amount represented by the aggregate outstanding shares of the capital stock of the corporation.

A corporation may, at any time, purchase or redeem any of its shares that are entitled upon any distribution of its assets to a preference over another class of its shares. If there are no outstanding shares which are entitled to a preference, the corporation may purchase or redeem any of its own shares. If these shares are cancelled upon acquisition or redemption, the capital of the corporation will be reduced.

(f)	Shareholder meetings

Current Insignia position

(i) Convening a shareholder meeting

Under the Articles, all general meetings of shareholders will be held at the time and place determined by the directors, unless the directors fail to comply with a request of the shareholders (see below), in which case it will be held at a time and place determined by the shareholders.

Under English law, a general meeting of shareholders may be called by the board of directors, or on the requisition of shareholders holding at least 5 per cent. of the paid-up capital of the company carrying voting rights at the general meeting.

(ii) Notice periods

Under the Articles, the notice requirements for general meetings are as follows:

•	in the case of an annual general meeting or an extraordinary meeting at which it is proposed to pass a special resolution, 21 clear days’ notice; and
•	any other extraordinary general meeting, 14 clear days’ notice.

In addition, general meetings may be called upon shorter notice if:

•	in the case of an annual general meeting, all the shareholders who are permitted to attend and vote agree to the shorter notice; or
•	in the case of a general meeting, a majority of the shareholders having a right to attend and vote at the meeting and who hold at least 95 per cent by nominal value of the shares which can be voted at the meeting so agree.

“Special resolutions” generally involve proposals to:

•	change the name of a company;
•	alter its capital structure;
•	change or amend the rights of shareholders;
•	permit a company to issue new shares for cash without applying the shareholders’ pre-emptive rights;
•	amend a company’s objects clause in its memorandum of association;
•	amend a company’s articles of association; or
•	carry out other matters for which a company’s articles of association or the Companies Acts prescribe that a “special resolution” is required.

ASI position following implementation of the Scheme

(i) Convening a shareholder meeting

ASI's annual meeting of shareholders will be held each year on a date and at a time designated by the ASI Board. These annual meetings will be held at any place designated by the ASI Board. In the absence of any such designation, shareholders' meetings will be held at the principal executive office of ASI. Special meetings of stockholders may be called by the ASI board or by ASI's Chief Executive Officer and shall be convened by the chief executive officer, the president or the secretary of ASI upon the written request of the majority of the directors or upon the written request of the holders of at least 50 per cent. of all the outstanding shares entitles to vote on the action to be taken. Shareholders have no authority to call a special meeting. Only such business shall be considered at a special meeting of shareholders as shall have been stated in the notice for such meeting. Subject to the rights of the holders of preferred shares or any other class of shares or series there having a preference over the Common Shares with regards to dividend or upon liquidation, any action required or permitted to be taken by the shareholders may be effected at a duly called annual or special meeting and may be effected by any consent in writing by such holders.

(ii) Notice of general meetings

All notices of meetings of ASI Shareholders shall be in writing, and must be sent or otherwise given in accordance ASI’s bylaws not less than 10 nor more than 60 calendar days before the date of the meeting to each shareholder entitled to vote at such meeting.

(iii) Proceedings at meetings

At annual meetings, directors will be elected and any other proper business may be transacted. The holders of one-third of the ASI Shares issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by statute or ASI’s certificate of incorporation.

Only such business at a shareholders’ meeting may be conducted if it has been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

•	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the ASI Board;
•	otherwise properly brought before the meeting by or at the direction of the ASI Board; or
•	otherwise properly brought before the meeting by a shareholder who is a registered holder of ASI Shares on the date upon which the notice was given (as provided for in the bylaws). The registered holder must also have held ASI Shares on the record date for the determination of shareholders entitled to vote at such annual meeting, and must comply with the notice procedures set forth in the bylaws and provides notice in a timely fashion.

A shareholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder.

(g)	Pre-emption rights

Current Insignia position

Under English law, the issuance for cash of:

•	equity securities, being those which, with respect to dividends or capital, carry a right to participate beyond a specified amount; or
•	rights to subscribe for or convert into equity securities,

must be offered first to the existing equity shareholders in proportion to the respective nominal values of their holdings, unless a special resolution to the contrary has been passed by shareholders in a general meeting.

ASI position following implementation of the Scheme

Holders of Common Shares have no pre-emptive rights on an issue of further Common Shares or rights to convert their Common Shares into any other securities or other subscription rights.

(h)	Amendment of governing instruments

Current Insignia position

Under English law, shareholders have the power to vote to amend any provisions of a company’s articles of association, by special resolution, subject to, in the case of amendments to the objects clause of the memorandum of association, the right of dissenting shareholders to apply to the courts to cancel the amendments.

Under English law, the board of directors is not authorised to change the articles of association.

Amendments affecting the rights of the holders of any class of shares may, depending on the rights attached to the class and the nature of the amendments, also require approval by special resolution of the classes affected in separate class meetings. See “Share class rights” below.

ASI position following implementation of the Scheme

Under Delaware law, unless the certificate of incorporation requires a greater vote, an amendment to the certificate of incorporation requires (i) the approval and recommendation of the board of directors, (ii) the affirmative vote of a majority of the outstanding stock entitled to vote on the amendment, and (iii) the affirmative vote of a majority of the outstanding stock of each class entitled to vote on the amendment as a class.

Under Delaware law, shareholders have the power to adopt, amend or repeal bylaws by the affirmative vote of a majority of the outstanding shares entitled to vote at a meeting of shareholders unless the certificate of incorporation or the bylaws specify another percentage. Neither ASI's certificate of incorporation nor bylaws specify another percentage.

Under Delaware law, if provided by the certificate of incorporation, the board of directors has the power to adopt, amend or repeal the bylaws of a company. ASI's certificate of incorporation authorises the ASI Board to adopt, amend or repeal ASI's bylaws.

(i)	Creation of further classes of shares

Current Insignia position

Subject to the rights of any existing shareholders, the Articles permit Insignia to issue new shares with any rights (including preferred rights as regards dividends, return of capital, voting or otherwise) that shareholders may sanction by ordinary resolution.

ASI position following implementation of the Scheme

The ASI Board, by resolution, is authorised to create classes of preferred stock and common shares. The ASI Board, however, may not increase the number of shares of any class above that which is authorised by the certificate of incorporation, nor may ASI decrease the number of shares of any class such that it is less than the number of then outstanding shares of the respective class without shareholder approval.

The ASI Board has the authority, without further action by the stockholders, to issue up to 1,000,000 shares of preferred stock in one or more series and to fix the designations, powers, preferences, privileges of the preferred stock, including dividend rights, conversion rights, voting rights terms of redemption, liquidation preference, sinking fund terms and number of shares constituting any series or the designation of any series. The ASI Board, without approval of holders of ASI Shares, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of ASI Shares. Preferred stock could thus be issued quickly with terms calculated to delay or prevent a change in control of or make removal of management more difficult and/or impair the liquidation rights of the ASI Shares. Additionally, the issuance of preferred stock may have the effect of decreasing the market price of the ASI Shares. Immediately following the Scheme becoming effective, no shares of preferred stock will be outstanding, and the ASI Board currently has no plans to issue any preferred stock.

(j)	Share class rights

Current Insignia position

The Articles provide that:

•	the rights of any class of shares may (unless the rights attached to the shares of the class otherwise provide) only be changed with the consent in writing of the holders of three fourths of the issued shares of that class or by a special resolution passed at a separate general meeting of the holders of the relevant class of shares;
•	the quorum required for the separate class meetings is at least two people who hold, or act as proxies for, at least one-third of the issued shares of the class, except that at any adjournment of a class meeting where the quorum is not present, those holders who are present in person or in proxy shall form a quorum; and
•	every holder of shares of a class is entitled, on a poll, to one vote in respect of each share of the class held by them respectively.

ASI position following implementation of the Scheme

Under Delaware law, any change to the rights of holders of ASI Shares or any class of preferred stock would require an amendment to ASI's certificate of incorporation. Holders of shares of a class are entitled to vote as a class upon a proposed amendment to the certificate of incorporation if the amendment will (i) increase or decrease the authorised number of shares of the class, (ii) increase or decrease the par value of the shares of the class, or (iii) alter or change the powers, preferences or special rights of the shares of the class so as to affect them adversely. If any proposed amendment would alter or change the powers, preferences or special rights of one or more series of any class so as to affect them adversely, but shall not affect the entire class, then only the shares of the series so affected by the amendment shall be considered a separate class for the purposes of an amendment.

(k)	Rights of inspection

Current Insignia position

Except when closed pursuant to the Act, the register and index of names of shareholders of an English company may be inspected for free by its shareholders, and for a fee by any member of the public. In both cases, the documents may be copied for a fee.

The shareholders of an English public company may also inspect, without charge, minutes of meetings of the shareholders and service contracts of the company’s directors, and obtain copies of these documents for a fee.

In addition, the published annual accounts of a public company are required to be available for shareholders at a general meeting and a copy of these accounts must be sent to every shareholder. The shareholders of Insignia do not have rights to inspect the accounting records of Insignia or minutes of meetings of its Directors.

ASI position following implementation of the Scheme

ASI must, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of its bylaws, minute books, accounting books and other records. Any stockholder of record, in person or by attorney or other agent, will have the right during the usual hours for business to inspect ASI's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom; provided, that the stockholder makes a written request under oath stating the purpose of his inspection and the inspection is for a purpose reasonably related to the person’s interest as a stockholder.

(l)	Directors' duties

Current Insignia position

Under English law, a director has fiduciary and certain statutory duties. The general statutory duties of directors are:

•	to act in accordance with their powers;
•	to promote the success of the company for the benefit of members as a whole;
•	to exercise independent judgement; and
•	to exercise reasonable care, skill and diligence.

In promoting the success of a company, the directors must have regard to the following factors:

•	the likely consequences of any decision in the long term;
•	the interests of employees;
•	the need to foster business relationships with suppliers, customers and others;
•	the impact of operations on the community and environment;
•	the desirability of maintaining high standards of business conduct; and
•	the need to act fairly between members of the company.

See also “Liability of Directors and Officers” below.

A director of a company who has any direct or indirect interest in a contract or proposed contract with the Company must declare his interest at a Board meeting. In the Articles a Director who has a direct or indirect interest that conflicts or may conflict with that of the Company can vote in limited situations. No interested Director who is debarred from voting due to his interest can count towards the quorum at the meeting considering the matter or have his vote counted when authorising the conflict. The Directors have a duty to declare their interest in any contracts with the Company.

ASI position following implementation of the Scheme

Delaware law does not contain any specific codification of the standard of conduct of the directors. The scope of the fiduciary duties of ASI's directors is therefore determined by the courts of Delaware. In general, directors have a duty to act without self-interest, on an informed basis, in good faith, and in a manner they believe to be in the best interests of the stockholders.

(m)	Retirement by rotation of the Board of Directors

Current Insignia position

The Articles provide that, at each annual general meeting, one third of the Directors shall retire from office, being those Directors who have been longest in office since their last election. These retired directors will be eligible for re-election.

ASI position following implementation of the Scheme

Delaware law permits the certificate of incorporation or a stockholder-adopted bylaw to provide that directors be divided into one, two or three classes, with the term of office of one class of directors to expire each year. ASI's bylaws provide that, subject to the rights of any series of preferred stock to elect directors, the ASI Board will be not less than one nor more than nine, which such number may be fixed by the ASI Board from time to time. The provision of ASI's bylaws relating to the classification of ASI's Board may be amended or repealed by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding stock entitled to vote. Immediately following the Effective Date, the ASI Board is expected to consist of five members, one of whom will serve in an executive capacity.

(n)	Majority voting in respect of the appointment of directors

Current Insignia position

Under English law, at any general meeting held for the purpose of electing directors at which a quorum is present, director nominees receiving a majority of votes cast at the meeting will be elected as directors, provided that every such appointment must be voted on individually by a single resolution unless otherwise agreed by a previous resolution which was passed unanimously. The shareholders may also by a majority of votes remove a director and appoint another person as a director in his place, provided that special notice of the resolution to remove the director should be given to Insignia at least 28 days before the meeting at which it is moved.

ASI position following implementation of the Scheme

Delaware law provides that each individual nominee shall be elected by a majority of the votes of the shares present in person or by proxy at a quorate meeting and entitled to vote on the election of directors. Any or all of the directors may be removed with or without cause by vote of the holders of a majority of the outstanding shares of each class of voting stock of the Company, voting as a class.

(o)	Removal of Directors

Current Insignia position

Under the Companies Act, shareholders may remove a director without cause by ordinary resolution, irrespective of any provisions of the service contract the director has with the company, provided that special notice of the resolution to remove the director is given to Insignia at least 28 days before the meeting at which it is moved.

ASI position following implementation of the Scheme

Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (i) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements. Under ASI's certificate of incorporation, subject to the rights of holders of any series of preferred stock, members of the ASI Board may be removed with or without cause by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding stock entitled to vote.

(p)	Vacancies on the Board of Directors

Current Insignia position

Insignia Shareholders may by ordinary resolution appoint a person to be a director in order to fill a vacancy, or to become an additional director. The Articles currently stipulate no maximum number of directors.

The Board has the power to appoint a director to fill a vacancy, or to become an additional alternate or local director, subject to any maximum provided in Insignia’s Articles.

ASI position following implementation of the Scheme

Under Delaware law, unless otherwise provided in the certificate of incorporation or the bylaws, (i) vacancies on a board of directors, and (ii) newly created directorships resulting from an increase in the number of directors may be filled by a majority of the directors in office. In the case of a classified board of directors, directors elected to fill vacancies or newly created directorships will hold office until the next election of the class for which the directors have been chosen.

ASI's bylaws provide that any vacancies or newly created directorships on the ASI Board may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. If any newly created directorship or vacancy on the ASI Board, consistent with the rule that the three classes shall be as nearly equal in number of directors as possible, may be allocated to one or two or more classes, the ASI Board will allocate it to that of the available class whose term of office is due to expire at the earliest date following such allocation. When the ASI Board fills a vacancy, the director chosen to fill that vacancy will be of the same class as the director he or she succeeds and will hold office until such director’s successor would have been elected and will qualify or until such director resigns or is removed. No reduction of the authorised number of directors will have the effect of removing any director prior to the expiration of such director’s term of office.

(q)	Liability of Directors and officers

Current Insignia position

English law does not permit a company to exempt any director of the company from any liability arising from negligence, default, breach of duty or breach of trust against the company.

However, a company may by ordinary resolution ratify a director’s conduct amounting to negligence, default, breach of duty or breach of trust (note however a shareholder’s right to bring an action against the company in certain circumstances as set out in “Shareholders’ Suits” below). The director in question and any shareholders connected with him are not entitled to vote on the resolution. Shareholders can also ratify acts of directors by unanimous consent.

ASI position following implementation of the Scheme

Delaware law permits a corporation’s certificate of incorporation to include a provision granting to a corporation the power to exempt a director from personal liability to the corporation and its stockholders for monetary damages arising from a breach of fiduciary duty as a director. However, no provision can limit the liability of a director for:

•	any breach of his duty of loyalty to the corporation or its stockholders;
•	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
•	intentional or negligent payment of unlawful dividends or stock purchases or redemptions; or
•	any transaction from which he derives an improper personal benefit.

ASI's certificate of incorporation provides that a director of ASI will not be personally liable to ASI or its stockholders for monetary damages for breach of fiduciary duty as a director subject to the limitations set forth above.

(r)	Indemnification of Directors, officers, and auditors

Current Insignia position

English law does not permit a company to indemnify a director or officer of the company or of an associated company against any liability arising from negligence, default, breach of duty or breach of trust in relation to the company of which he is a director or officer. However, a company is permitted to make a loan to a director to provide him with funds to meet expenditure incurred or to be incurred in connection with:

•	defending any criminal or civil proceeding in which judgment is entered in favour of the director or officer or the director or officer is acquitted; or
•	proceedings in which the director or officer is held liable, but the court finds that he acted honestly and reasonably and that relief should be granted; or
•	proceedings in which the director is defending himself in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority.

In addition, Insignia may make provision for indemnities against liability incurred by members of the Board to persons other than Insignia or an associated company provided such provisions do not provide any indemnity against:

•	liability of the director to pay any fine imposed in criminal proceedings or any penalty payable to a regulatory authority in respect of non compliance with any requirement of a regulatory nature; or
•	any liability incurred by the director in defending criminal proceedings in which he is convicted, in defending civil proceedings brought by Insignia or an associated company in which judgment is given against him, or in connection with an application for relief in which the court refuses to grant him relief.

In addition, Insignia may make provisions indemnifying a director of a company that is a trustee of an occupational pension scheme against liability incurred in connection with the company’s activities as trustee of the scheme provided that the provision does not provide any indemnity against:

•	any liability of the director to pay a fine imposed in criminal proceedings or a penalty payable to a regulatory authority in respect of non-compliance with any requirement of a regulatory nature; or
•	any liability incurred by the director in defending criminal proceedings in which he is convicted.

The Articles provide that, to the extent permitted by the Act, every director of Insignia may be indemnified against liabilities he and/or his respective executors or administrators incur in relation to Insignia.

English law does not permit a company to exempt an auditor from any liability that would otherwise attach to him in connection with any negligence, default, breach of duty or breach of trust in relation to the company occurring in the course of the audit of accounts; or to provide directly or indirectly an indemnity for an auditor of the company or an associated company against any liability in connection with any negligence, default, breach of duty or breach of trust in relation to the company of which he is auditor occurring in the course of the audit of accounts.

Insignia may, however, indemnify an auditor against any liability incurred by him in defending civil or criminal proceedings in which judgment is given in his favour or he is acquitted or where relief is granted to him by the court in the case of honest and reasonable conduct.

In addition, Insignia may enter into an agreement limiting the amount of liability owed to it by its auditor in respect of any negligence, default, breach of duty or breach of trust occurring in the course of the audit of accounts. Such an agreement must comply with the Companies Act and be approved by Insignia’s shareholders.

The Act allows companies to purchase and maintain insurance for directors, officers and auditors against any liability arising from negligence, default, breach of duty or breach of trust against the company.

ASI position following implementation of the Scheme

Delaware law generally provides that a corporation may indemnify any officer, director, employee or agent who is made a party to any third party suit or proceeding on account of being a director, officer, employee or agent of the corporation against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action if the officer, director, employee or agent:

•	acted in good faith and in a manner he reasonably believed to be in and not opposed to the best interests of the corporation;
•	and in a criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

ASI's certificate of incorporation provides that ASI will indemnify its current and former directors and officers to the fullest extent permitted by law.

Delaware law permits corporations to purchase and maintain insurance for directors, officers, employees and agents against any liability asserted against the person whether or not the corporation would have the power to indemnify the person under Delaware law.

ASI maintains directors’ and officers’ insurance.

(s)	Shareholders' suits

Current Insignia position

The Companies Act permits a shareholder whose name is on the register of members of the company to apply for a court order:

•	when the company’s affairs are being or have been conducted in a manner unfairly prejudicial to the interests of all or some shareholders, including the shareholder making the claim; or
•	when any actual or proposed act or omission of the company is or would be so prejudicial. A court has wide discretion in granting relief, and may authorise civil proceedings to be brought in the name of the company by a shareholder on terms that the court directs.

English law also permits actions by shareholders on behalf of the company or on behalf of other shareholders in circumstances where there is an actual or proposed act or omission involving negligence, default, breach of duty or breach of trust by a director of the company. Before such proceedings can be brought, the applicant is required to show a prima facie case against the defendant and the claim can only proceed with the court’s permission.

In order to become an Insignia Shareholder and enforce these rights under English law, holders of Insignia ADSs will be required to withdraw from the Depositary at least one of their Insignia Shares underlying the Insignia ADSs so that their name is entered on the register of members.

ASI position following implementation of the Scheme

Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation if the shareholder was a shareholder of the corporation at the time of the transaction in question or he or she later received the stock by operation of law.

In addition, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or included in the Nasdaq National Market or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or included in the Nasdaq National Market or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

(t)	Disclosure of interests

Current Insignia position

The Act provides that a public company may, by notice in writing, require a person whom the company knows is, or has cause to believe to be, or to have been within the three preceding years, interested in the company’s issued voting share capital to confirm whether this is or is not the case; and if this is the case, to give further information that the company requires relating to his interest or any other interest in the company’s shares of which he is aware.

Holding Insignia ADSs will generally constitute holding an interest in the underlying Insignia Shares and subject such holders to the requirements described above.

When the notice is served by a company on a person who is or was interested in shares of the company and that person fails to give the company any information required by the notice within the time specified in the notice, the company may apply to the court for an order directing that the shares in question be subject to restrictions prohibiting, among other things:

•	any transfer of the shares;
•	the exercise of voting rights;
•	the exercise of voting rights; and
•	other than in a liquidation, dividends and other payments.

Subject to exceptions in limited circumstances, any agreement to transfer shares which are subject to restriction regarding the transfer of shares above is void.

Holders of Insignia ADSs are required to comply with specified US securities law requirements, including filing Schedules 13D or 13G with respect to their beneficial ownership of the underlying Insignia Shares if they beneficially hold more than 5 per cent of the issued Insignia Shares outstanding.

ASI position following implementation of the Scheme

Acquirors of ASI Shares are subject to disclosure requirements under Section 13(d)(1) of the Exchange Act and Rule 13d-1 thereunder, which provide that any person who becomes the beneficial owner of more than 5 per cent. of the outstanding ASI Shares must, within 10 days after such acquisition, (i) file a Schedule 13D with the SEC disclosing specified information, and (ii) send a copy of the Schedule 13D to ASI and to each securities exchange on which ASI Shares are traded.

ASI is required by the rules of the SEC to disclose in the proxy statement relating to its annual meeting of stockholders the identity and number of ASI Shares beneficially owned by each of its directors, its chief executive officer and chief financial officer, each of its three most highly compensated executive officers other than its chief executive officer and chief financial officer, all of its directors and executive officers as a group and any beneficial owner of 5 per cent. or more of the outstanding ASI Shares.

ASI and its directors must also comply with other various regulations enacted under the Exchange Act and the rules of the any exchange on which the ASI Shares trade, as described below.

(u)	Shareholder circulars, notices and reports to shareholders

Current Insignia position

Insignia is governed by the Companies Act regulating notices of shareholder meetings, which generally provide that notice of a shareholder meeting must note the general nature of the business to be dealt with at the meeting but this provision can be varied by the company's articles.

In addition, Insignia sends Insignia Shareholders a copy of its annual report and accounts or a summary thereof.

ASI position following implementation of the Scheme

Under the Exchange Act proxy rules, ASI must comply with notice and disclosure relating to the solicitation of proxies for shareholder meetings.

(v)	Reporting requirements

Current Insignia position

As a “foreign private issuer” in the United States, Insignia is required to comply with US securities rules applicable to “foreign private issuers” relating to the periodic reporting of information regarding Insignia. These disclosures include annual reports on Form 20-F that must be filed with the SEC after the end of each fiscal year, and current reports on Form 6-K that must be furnished to the SEC promptly following certain specified events.

ASI position following implementation of the Scheme

A summary of the reporting requirements applicable to ASI is set out in paragraph 8 of this Part VII below.

7.	Regulation of anti-takeover measures

Certain provisions of Delaware law and ASI's certificate of incorporation and bylaws could make more difficult the acquisition of ASI by means of a tender offer, a proxy contest, or otherwise, and the removal of incumbent officers and directors or could delay or prevent a change in control, including changes a stockholder might consider favourable.

In particular, the certificate of incorporation and bylaws of ASI, provide, amongst other things:

•	the ASI Board with the ability to alter the bylaws without stockholder approval;
•	for an advance notice procedure with regard to the nomination of candidates for election as directors and with regard to business to be brought before a meeting of stockholders;
•	that vacancies on the ASI Board may be filled by a majority of directors in office, although less than a quorum.

Such provisions may have the effect of discouraging a third-party from acquiring ASI, even if doing so would be beneficial to its shareholders. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the ASI Board and in the policies formulated by them, and to discourage some types of transactions that may involve an actual or threatened change in control of ASI. These provisions are designed to reduce ASI's vulnerability to an unsolicited acquisition proposal and to discourage some tactics that may be used in proxy fights. ASI believes that the benefits of increased protection of its potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because, among other things, negotiation of such proposals could result in an improvement of their terms.

However, these provisions could have the effect of discouraging others from making tender offers for ASI securities that could result from actual or rumored takeover attempts. These provisions also may have the effect of preventing changes in management.

Under Delaware law, directors generally have a duty to act without self-interest, on an informed basis, in good faith, and in a manner they reasonably believe to be in the best interests of the stockholders. Nevertheless, a Delaware court will generally apply a policy of judicial deference to a board of directors’ decisions to adopt anti-takeover measures in the face of a potential takeover where the directors are able to show that: they had reasonable grounds for believing that there was a danger to corporate policy and effectiveness from an acquisition proposal; and the board of directors action taken was neither preclusive nor coercive and was reasonable in relation to the threat posed.

8.	US securities regulations and OTCBB listing standards

Pursuant to the Exchange Act, as a result of the implementation of the Scheme, ASI will be a successor company to the Company and will assume the US reporting obligations pursuant to the Exchange Act. Furthermore, application has been made for the ASI Shares to be quoted on the OTCBB. As a result, ASI will continue to be a “public company” and have certain reporting and other responsibilities under the Exchange Act. In addition, ASI's executive officers and directors, along with any beneficial owners of more than 5 per cent. of its common shares, will continue to be subject to certain reporting requirements under the Exchange Act and restrictions on trading in ASI's securities. This section provides a brief overview of such responsibilities and requirements.

(a)	Financial reporting requirements

ASI will be required to file certain reports with the SEC to assure the public availability of adequate information. These reporting requirements will apply to ASI so long as its securities remain registered under the Exchange Act. ASI will be required to file Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which must contain certifications of ASI's chief executive officer and chief financial officer, along with Current Reports on Form 8-K of certain events that should be brought to the prompt attention of the investing public. ASI must timely comply with applicable periodic reporting requirements of the Exchange Act to be eligible to use abbreviated registration statement forms under the Securities Act for future sales of securities.

Annual Report on Form 10-K

The Annual Report on Form 10-K must include, among other items, a description of ASI's business, management and property, audited consolidated financial statements and management’s discussion and analysis of the financial condition and results of operations (“MD&A”). Generally, a public company must file its Form 10-K with the SEC no later than 90 days after the end of its fiscal year.

Quarterly Report on Form 10-Q

The Quarterly Report on Form 10-Q must include a summary of unaudited quarterly consolidated financial statements and an MD&A discussion by management. The Form 10-Q also must include certain other specified information as appropriate, such as information concerning developments in legal proceedings, stockholder actions taken in the quarter and defaults upon senior securities. A company must file its Form 10-Q with the SEC no later than 45 days after the end of each of the first three fiscal quarters. The filing deadlines for Large Accelerated Filers and Accelerated Filers is 40 days after fiscal quarter end.

Current Reports on Form 8-K

A Current Report on Form 8-K is intended to supplement the normal recurring filing requirements when certain specified material events occur that should be brought to the prompt attention of the investing public. A report on Form 8-K must be filed with the SEC within four business days after the material event.

(b)	Regulatory requirements

Annual meeting of shareholders and SEC proxy rules

ASI must hold an annual meeting of stockholders and, as a public company, comply with SEC proxy rules when it solicits a stockholder vote or consent.

A public company must file preliminary proxy materials with the SEC for review before distribution to its stockholders unless the solicitation relates to a stockholders’ meeting at which the only matters to be acted upon are (a) the election of directors, (b) the election or approval of accountants, (c) a proposal submitted by a stockholder which is required to be included in the proxy material under the Exchange Act or (d) the approval or ratification of certain compensation plans or amendments to such a plan.

Timely disclosure of material developments

ASI will have a duty to disclose material information in numerous circumstances, such as (i) to satisfy ASI's SEC reporting requirements; (ii) when ASI or its insiders are trading in ASI's own securities; (iii) to correct a prior statement that ASI learns was materially untrue or misleading; (iv) when ASI is otherwise making public disclosure and the omission of material information could be misleading or (v) to correct rumours in the marketplace that are attributable to ASI. ASI may incur liability under the antifraud provisions of the Exchange Act to any person who purchases or sells its securities in the market after issuance of a misleading proxy statement, report, press release or other communication.

ASI also must refrain from selectively disclosing material non-public information. If ASI does disclose such information in a selective manner to certain outside persons, including securities market professionals or security holders, it must make broad public disclosure of that same information.

Antifraud and insider trading prohibitions

ASI and its insiders will have duties to maintain the confidentiality of material information prior to its release and absorption by the public and to refrain from fraud in the purchase or sale of ASI's securities. Rule 10b-5 is the general “anti-fraud” rule promulgated under the Exchange Act, and it makes it unlawful for any person, in connection with the purchase or sale of any security, to: (i) employ any device, scheme or artifice to defraud; (ii) make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made not misleading; or (iii) engage in any act, practice or course of business that operates or would operate as a fraud or deceit upon any person.

Under Rule 10b-5, ASI or persons with access to special or inside information about ASI will be required to disclose any such information that is material prior to buying or selling its securities. If ASI or its insiders are not in a position to make the required disclosures, Rule 10b-5 prohibits ASI and its insiders from buying or selling any of ASI's securities until after the special or inside information has been disclosed to the public generally. Both ASI and individual insiders that trade on the basis of material non-public information may incur liability either through private suits brought by purchasers or sellers or through proceedings brought by the SEC.

Repurchases of ASI securities

Because repurchases by ASI of its securities in the open market may be considered “manipulative”, such repurchases are potentially subject to certain SEC rules. A safe harbour from the operation of the anti-manipulation principles of the securities laws is provided to companies that repurchase shares in accordance with the requirements of Rule 10b-18 of the Exchange Act. In general, Rule 10b-18 requires that purchases: (i) be made through a single broker or dealer on any single day, (ii) be made at specified maximum prices and at specified times and (iii) not exceed on any day 25 per cent. of the average daily trading volume of the purchased security over the four calendar weeks preceding a week in which the purchases are to be made.

Foreign Corrupt Practices Act

The Foreign Corrupt Practices Act of 1977 requires companies to keep reasonable records and to devise an adequate system of internal accounting for the protection of assets. ASI must make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect ASI's transactions and dispositions of assets. In addition to the record-keeping requirement, ASI will be required to maintain a system of internal accounting controls.

Reporting requirements of certain insiders

Officers, directors and beneficial owners of more than 10 per cent. of ASI's shares will be required to report transactions in ASI's securities on Forms 3, 4 and 5, which are filed with the SEC. Form 3, an initial statement of beneficial ownership, must be filed within 10 days after the event by which a person becomes a reporting person. Form 4, a statement of changes in beneficial ownership, generally must be filed before the end of the second business day following the day on which a transaction resulting in a change in beneficial ownership is executed. Form 5, an annual statement of beneficial ownership, must be filed on or before the 45th day after the end of ASI's financial year.

In addition, beneficial owners of more than 5 per cent. of any registered class of ASI's shares are subject to special reporting and disclosure requirements. Such owners are required to make certain disclosures by filing with the SEC either a Schedule 13D or Schedule 13G.

Short swing profits recapture

Officers, directors and beneficial owners of more than 10 per cent. of ASI's shares will be subject to special rules concerning short swing profits recapture. Under Section 16(b) of the Exchange Act, any such person that realises a profit on a purchase and subsequent sale, or a sale and subsequent purchase, of any class of equity securities of ASI within a six-month period must return such profit to ASI. Certain transactions, particularly under employee stock purchase plans and employee benefit plans, are exempt from short swing liability.

Prohibition on personal loans to executives

Pursuant to regulations enacted under Section 402 US Sarbanes-Oxley Act of 2002, ASI will not, directly or indirectly, including through any subsidiary, be able to extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director or executive officer of ASI.

Sale of restricted and control shares

The ASI Shares will not be registered under the Securities Act, in reliance upon the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) thereof. ASI Shares to Insignia Shareholders or to an Insignia ADS Holder who is neither an affiliate, for the purposes of the Securities Act, of the Company or ASI prior to the Effective Date, nor an affiliate of ASI after the Effective Date, may be resold without restriction under the Securities Act. Affiliates of ASI will be subject to timing, manner of sale and volume restrictions on the sale of ASI Shares received in connection with the Scheme under Rule 145(d) of the Securities Act. Holders who may be deemed to be affiliates of the Company or ASI include individuals who, or entities that, control directly or indirectly, are controlled by or are under common control with the Company or ASI and may include certain officers and directors of the Company and ASI, and principal shareholders (such as a holder of more than 10 per cent. of the issued share capital of the Company or of the outstanding capital stock of ASI.). Holders who are affiliates, in addition to reselling their ASI Shares in the manner permitted by Rule 145(d) under the Securities Act, may also sell their securities under any other available exemption under the Securities Act, including Regulation S under the Securities Act. Insignia Shareholders and Insignia ADS Holders who believe they may be affiliates for the purposes of the Securities Act should consult their own legal advisers prior to any sale of ASI Shares received upon implementation of the Scheme.

For the purpose of qualifying for the exemption from the registration requirements of the Securities Act provided by Section 3(a)(10) therein with respect to the ASI Shares issued pursuant to the Scheme, the Company will advise the Court that the Company and ASI will rely on the Section 3(a)(10) exemption based on the Court’s sanctioning of the Scheme and will view the Court’s sanctioning of the Scheme as an approval of the Scheme following a hearing on its fairness to Insignia Shareholders, at which hearing all such Insignia Shareholders are entitled to attend in person or by counsel to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all such Insignia Shareholders.

(c)	OTCBB requirements

In order for a security to be eligible for quotation by a market maker on the OTCBB, the security must be registered with the SEC or other federal regulatory authority that has propoer jurisdiction and the issuer must be current in its required filings with such federal authority. Application will be made for the ASI Shares to be approved for quotation on the OTCBB.

(d)	Transfer agent and registrar

The transfer agent and registrar for ASI Shares will be The Bank of New York Mellon.

9.	Irrevocable undertakings

Irrevocable undertakings to vote, or procure the vote, in favour of the resolutions to be proposed at the Meetings have been received by ASI from the following persons in respect of the following interests in Insignia Shares:

Name	Number of Insignia Shares	Percentage of Existing Issued Share Capital of Insignia (%)
Peter Engel	1,775,314	1.48
Christopher Baker	48,021,498	40.04
Vincent Pino	710,029	0.59

The irrevocable undertakings also cover any further Insignia Shares acquired prior to the Meetings.

10.	Material contracts
10.1	No contracts have been entered into by ASI since incorporation.
10.2	The following contracts, not being contracts being entered into in the ordinary course of business, have been entered into by members of the Insignia Group during the period beginning two years prior to 2 November 2009 (being the latest practicable business day prior to the publication of this document) and are, or may be, material:
(a)	Merger Agreement

On June 23, 2008, Insignia and its wholly-owned subsidiary, Joede, Inc., a Delaware corporation (“Joede”), entered into an agreement and plan of merger (the “Merger Agreement”) with DollarDays International, Inc., a Delaware corporation (“DollarDays”) and all of the stockholders of DollarDays (the “DollarDays Stockholders”), whereby Joede was merged with and into DollarDays, with DollarDays being the surviving entity (the “Merger”). Pursuant to the Merger, Insignia acquired all of the issued and outstanding capital stock of DollarDays (the “DollarDays Capital Stock”). In exchange for all of the DollarDays Capital Stock, Insignia was required to: (i) issue 73,333,333 American Depository Shares, as evidenced by American Depository Receipts (“ADSs”), of Insignia to DollarDays’ Stockholders, with each ADS representing one Insignia Share, (ii) issue a warrant to purchase 8,551,450 ADSs with an exercise price of US$0.01 per ADS to Peter Engel, the chief executive officer of DollarDays, (iii) issue a warrant to purchase 3,603,876 ADSs with an exercise price of US$0.13 per ADS to a financial adviser to DollarDays, and (iv) issue options to purchase 7,360,533 ADSs, in replacement of outstanding DollarDays options. In addition, Insignia agreed to issue 7,682,926 ADSs at a price of US$0.13 to an investor in DollarDays (“Amorim”) in repayment of a note. As of the date of this document, all Merger Consideration due pursuant to the Merger agreement has been fully satisfied.

The Merger resulted in a change in control of Insignia to the DollarDays Stockholders. In connection with the change in control, Peter Engel, Chairman of the Board and Chief Executive Officer of DollarDays, became Chairman of the Board and Chief Executive Officer of Insignia, and Christopher Baker and Filipe Sobral were appointed directors of Insignia. George Monk, Insignia’s former Chief Financial Officer, Viscount Nicholas Bearsted and Mark McMillan, directors of Insignia, resigned from their respective positions in connection with the Merger.

Pursuant to the Merger Agreement, all directors and officers of Insignia, who were also shareholders of DollarDays, executed and delivered voting and lockup agreements, agreeing (a) not to transfer their shares until such shares may first be sold pursuant to (i) an effective registration statement filed with the Securities and Exchange Commission or (ii) Rule 144 under the Securities Act of 1933 and (b) to vote their shares in favor of (i) the authorisation of additional ordinary shares to issue all of the Merger consideration, (ii) appointment of new directors, and (iii) approve all other actions required to consummate the Merger and the transactions contemplated by the Merger Agreement. In addition, DollarDays Stockholders agreed to indemnify Insignia, Jeode and their respective affiliates for any and all damages arising from or related to any misrepresentation or breach or failure of any representation or warranty made by DollarDays, breach or non-fulfillment of any covenant or agreement to be performed by DollarDays, and for amounts paid by Insignia or DollarDays to any DollarDays Stockholder with respect to dissenting shares. Further, Insignia agreed to indemnify DollarDays and its respective affiliates for any misrepresentation or breach or failure of any representation or warranty made by Insignia, and any breach of non-fulfillment of any covenant or agreement to be performed by Insignia.

The Merger Agreement is governed by Delaware Law.

Save as disclosed above, no other contracts have been entered into by any company in the Insignia Group, not being contracts entered into in the ordinary course of business, which are, or may be material, during the period beginning two years before the commencement of the date of this document.

11.	Material changes
11.1	There has been no material change in the financial or trading position of ASI since its incorporation.
11.2	There has been no material change in the financial or trading position of Insignia since 31 March 2009 (the date to which the latest published audited accounts of Insignia were prepared).

12. Miscellaneous

12.1	Save as disclosed in this document, no agreement, arrangement or understanding (including any compensation arrangement) exists between ASI or any person acting in concert with ASI for the purposes of the Proposals and any of the Directors, or recent directors, shareholders or recent shareholders of Insignia or any person interested or recently interested in Insignia Shares having any connection with or dependence upon or which is conditional on the outcome of, the Proposals.
12.2	There is no agreement, arrangement or understanding whereby the beneficial ownership of any of the Insignia Shares acquired by ASI pursuant to the Proposals will be transferred to any other person, save that ASI reserves the right to transfer any such shares to any of its subsidiaries.
12.3	All references to time in this document and the Forms of Proxy are to London time unless the context provides otherwise.
13.	Documents available for inspection

Copies of the following documents are available for inspection during normal business hours on any weekday (Saturdays, Sundays and public holidays excepted) at the offices of Osborne Clarke, One London Wall, London EC2Y 5EB and until the Effective Date:

(a)	the bylaws and certificate of incorporation of ASI;
(b)	the memorandum and articles of association of Insignia;
(c)	the audited consolidated accounts of Insignia for the financial year ended 31 December 2008;
(d)	the material contracts referred to in paragraph 10 above;
(e)	the irrevocable undertakings referred to in paragraph 9 above;
(f)	the rules of the Insignia Share Plans; and
(g)	this document and the Forms of Proxy.

PART VIII

DEFINITIONS

In this document (with the exception of Part VI), the following words and expressions have the following meanings, unless the context requires otherwise:

“Acquisition”	the proposed acquisition by ASI of the entire issued and to be issued share capital of Insignia pursuant to the Scheme
“Act”	the Companies Act 2006
“ADS Record Date”	30 October 2009
“ADS Voting Instruction Card”	the instruction card sent to Insignia ADS Holders in connection with the Court Meeting and the General Meeting
“Articles”	the articles of association of Insignia as at the date of the Scheme and “Article” shall mean any article of those Articles
“ASI”	America's Suppliers, Inc. (incorporated in Delaware under the Delaware general Corporation Law), whose registered office is at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA
“ASI Board” or “ASI Directors”	the board of directors of ASI and “ASI Director” means any of them
“ASI Group”	ASI, its subsidiaries and subsidiary undertakings
“ASI Shareholders”	the holders of ASI Shares
“ASI Options”	options over ASI Shares to be issued by ASI following assumption by ASI of the Insignia Share Plans, as set out in more detail in paragraph 10 of Part II of this document
“ASI Shares”	common shares having a par value of US$0.001 each in the share capital of ASI
“Australia”	the commonwealth of Australia, its possessions and territories and all areas subject to its jurisdiction or any political subdivision thereof
“Board”	the board of directors of Insignia
“business day”	a day (excluding Saturdays, Sundays and public holidays) on which banks are generally open for business in the City of London
“Canada”	Canada, its possessions and territories and all areas subject to its jurisdiction or any political subdivision thereof
“Capita Registrars”	a trading name of Capita Registrars Limited
“Capital Reduction”	the proposed reduction of the share capital of Insignia involving the cancellation and the extinguishing of the Scheme Shares pursuant to the Scheme under section 641 of the Act as described in this document
“certificated” or in “certificated form”	where a share or other security is not in uncertificated form (that is, not in CREST)
“City Code”	the City Code on Takeovers and Mergers, issued by the Panel on Takeovers and Mergers
“Conditions”	the conditions to the Scheme and the Proposals which are set out in Part III of this document

“connected person”	as defined in section 252 of the Act
“Court”	the High Court of Justice in England and Wales
“Court Hearing”	the hearing by the Court of the claim form for the sanctioning of the Scheme and to confirm the Capital Reduction under section 648 of the Act
“Court Meeting”	the meeting of the Scheme Shareholders to be convened pursuant to an order of the Court pursuant to section 896 of the Act and to be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.00 noon (Arizona time) on 30 November 2009 for the purposes of considering and, if thought fit, approving the Scheme (with or without amendment) and any adjournment of such meeting
“Court Order”	the order of the Court sanctioning this Scheme under section 899 of the Act and confirming the Capital Reduction
“Depositary”	The Bank of New York Mellon
“Deposit Agreement”	the deposit agreement between The Bank of New York Mellon and the Company dated 17 November 1995
“Directors”	the directors of Insignia
“Direct Registration Statements”	direct registration statements issued by BNY Mellon Shareholder Services evidencing title to ASI Shares under the Direct Registration System
“Direct Registration System”	the direct registration system operated by DTC
“Disclosure Date”	2 November 2009, being the latest practicable date prior to the publication of this document
“DollarDays”	DollarDays International, Inc.
“DTC”	Deposit Trust Company, a member of the U.S. Federal Reserve System, a limited-purpose trust company under New York State banking law and a registered clearing agency with the SEC
“Effective”	the Scheme having become effective pursuant to its terms
“Effective Date”	the date on which the Scheme becomes Effective in accordance with its terms
“Enlarged Group”	the ASI Group after the completion of the Acquisition
“Exchange Act”	the United States Securities and Exchange Act of 1934
“Exchange Agent”	The Bank of New York Mellon
“Excluded Shares”	any Insignia Shares beneficially owned by ASI or its nominees at the relevant times
“Explanatory Statement”	the explanatory statement relating to the Scheme, as set out in Part II of this document, which together with the documents incorporated therein constitute the explanatory statement relating to the Scheme as required by section 897 of the Act

“Forms of Proxy”	as the context may require, either or both of (i) the blue form of proxy for use at the Court Meeting, and (ii) the white form of proxy for use at the General Meeting, each of which accompanies this document
“FSA”	the UK Financial Services Authority
“General Meeting”	the extraordinary general meeting of Insignia Shareholders to be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.15 p.m. (Arizona time) on 30 November 2009 (or as soon thereafter as the Court Meeting shall have been concluded or adjourned) for the purpose of the Scheme, notice of which is set out in Part X of this document, and any adjournment of such meeting
“HMRC”	HM Revenue and Customs, the tax authority of the United Kingdom
“holder”	a registered holder of shares, including any person entitled by transmission
“Insignia” or the “Company”	Insignia Solutions plc (incorporated in England and Wales under the Companies Act 1985 with registered number 01961960) whose registered office is at New Bridge Street House, 30-34 New Bridge Street, London EC4V 6BJ
“Insignia ADSs”	American depositary shares issued by the Depositary pursuant to the Depositary Agreement, each Insignia ADS representing an entitlement to one Insignia Share
“Insignia ADS Holders”	holders of Insignia ADSs
“Insignia Board” or “Insignia Directors”	the board of directors of Insignia and “Insignia Director” means any of them
“Insignia Group” or “Group”	Insignia, its subsidiaries and subsidiary undertakings
“Insignia Optionholders”	holders of Insignia Options
“Insignia Options”	options to acquire Insignia Shares granted pursuant to the Insignia Share Plans
“Insignia Shares” or “Ordinary Shares”	ordinary shares of 1 penny each in the issued share capital of Insignia
“Insignia Share Plans”	the 1995 Incentive Stock Option Plan for US Employees and the 2009 Long Term Incentive Compensation Plan
“Insignia Shareholders”	holders of Insignia Shares
“Insignia Warrants”	the warrants to subscribe for Ordinary Shares in issue at the Disclosure Date
“Insignia Warrantholders”	holders of Insignia Warrants
“Japan”	Japan, its possessions and territories and all areas subject to its jurisdiction or any political subdivision thereof
“London Stock Exchange”	London Stock Exchange plc
“Meetings”	the Court Meeting and the General Meeting, and “Meeting” means either of them
“members”	members of Insignia on the register of members at any relevant date

“Merger Agreement”	the merger agreement dated 28 July 2008 and between, inter alia, Insignia and DollarDays, in relation to the merger of DollarDays with Joede, Inc., a wholly owned subsidiary of Insignia
“Merger Consideration”	the consideration in the form of Insignia Shares, and certain warrants to subscribe for Insignia Shares, as provided for in the Merger Agreement
“New Insignia Shares”	the new ordinary shares of 1 penny each in the capital of Insignia to be allotted and issued credited as fully paid to ASI pursuant to the Scheme
“New ASI Shares”	the new common shares of US$0.001 each in the capital of ASI to be allotted and issued credited as fully paid to Scheme Shareholders pursuant to the Scheme
“Pink Sheets”	the daily listing for over-the-counter stocks published by Pink OTC Markets Inc.
“Proposals”	the acquisition by ASI of the entire issued share capital of the Company pursuant to the Scheme
“OTCBB”	the Over-the-Counter Bulletin Board
“Overseas Shareholders”	Scheme Shareholders who are resident in, ordinarily resident in, or citizens of, jurisdictions outside the United Kingdom
“Registrar of Companies”	the Registrar of Companies in England and Wales, within the meaning of the Act
“Registrar”	Capita Registrars Limited, a company incorporated under the laws of England and Wales
“Restricted Overseas Shareholder”	a person (including, without limitation, an individual, partnership, unincorporated syndicate, limited liability company, unincorporated organisation, trust, trustee, executor, administrator or other legal representative) in, or resident in, or any person whom Insignia (following consultation with ASI) reasonably believes to be in, or resident in, Australia, Canada or Japan and persons in any other jurisdiction (other than US Persons or persons in the UK) whom Insignia (following consultation with ASI) is advised to treat as restricted overseas persons in order to observe the laws of such jurisdiction or to avoid the requirement to comply with any governmental or other consent or any registration, filing or other formality which Insignia (following consultation with ASI) regards as unduly onerous
“Restricted Stock Awards”	means restricted stock awards made to the Directors under the 2009 Long Term Incentive Compensation Plan
“Scheme”	the scheme of arrangement under Part 26 of the Act between Insignia and the Scheme Shareholders to implement the Proposals, with or subject to any modification thereof or addition thereto or condition approved or imposed by the Court and agreed by Insignia and ASI
“Scheme Document”	this document dated 6 November 2009 sent by Insignia to the Insignia Shareholders, of which the Scheme forms part

“Scheme Record Time”	6.00 p.m. (London time) on the business day immediately preceding the Effective Date
“Scheme Shareholders”	holders of a Scheme Share, and a “Scheme Shareholder” shall mean any one of these Scheme Shareholders
“Scheme Shares”	Insignia Shares:
(i) in issue at the date of the Scheme Document;
(ii) issued after the date of the Scheme Document, but before the commencement of the Court Meeting; and
(iii) issued at or after the time of the Court Meeting but before the Scheme Record Time on terms that the original or any subsequent holders are, or shall have agreed in writing to be, bound by the Scheme, in each case, other than the Excluded Shares
“SDRT”	stamp duty reserve tax
“SEC”	the United States Securities and Exchange Commission
“Securities Act”	the United States Securities Act of 1933, as amended, and the rules and regulations promulgated under such act
“Special Resolution”	the special resolution to be proposed at the General Meeting
“Statement of Capital”	the statement of capital (approved by the Court) showing, as altered by the Court Order, the information required by section 649 of the Act with respect to Insignia's share capital
“UK” or “United Kingdom”	the United Kingdom of Great Britain and Northern Ireland
“UK GAAP”	generally accepted accounting principles in the United Kingdom
“US person”	as defined in Regulation S promulgated under the Securities Act
“US” or “United States”	the United States of America, its territories and possessions, any state of the United States of America and the District of Columbia and all other areas subject to its jurisdiction
“USD”, “US$” or “$”	the lawful currency of the United States
“pounds”, “£”, “pence” or “Sterling”	the lawful currency of the United Kingdom

In this document and the Forms of Proxy, the expressions “subsidiary”, “subsidiary undertaking”, “associated undertaking” and “undertaking” have the meanings given by the Act.

In this document and the Forms of Proxy, references to the singular includes the plural and vice versa, unless the context otherwise requires. References to time are to London time, unless the context otherwise requires.

This document was despatched on 6 November 2009

PART IX

NOTICE OF COURT MEETING

IN THE HIGH COURT OF JUSTICE NO. 20027 OF 2009
CHANCERY DIVISION
COMPANIES COURT

REGISTRAR SIMMONDS

IN THE MATTER OF INSIGNIA SOLUTIONS PLC

and

IN THE MATTER OF THE COMPANIES ACT 2006

NOTICE IS HEREBY GIVEN that, by an Order dated 2 November 2009 made in the above matter, the Court has directed a meeting (the “Court Meeting”) to be convened of the holders of Scheme Shares (as defined in the Scheme of Arrangement referred to below), for the purpose of considering and, if thought fit, approving (with or without modification) a scheme of arrangement (the “Scheme of Arrangement”) pursuant to Part 26 of the Companies Act 2006 (the “Act”) proposed to be made between Insignia Solutions plc (“Insignia” or the “Company”) and the holders of the Scheme Shares (as defined in the Scheme of Arrangement) and that such Court Meeting will be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.00 noon (Arizona time) on 30 November 2009, at which place and time all holders of such Scheme Shares are requested to attend.

A copy of the Scheme of Arrangement and a copy of the explanatory statement required to be furnished pursuant to section 897 of the Act are incorporated in the document of which this notice forms part.

Scheme Shareholders may vote in person at the Court Meeting or they may appoint another person, whether a member of Insignia or not, as their proxy to attend and vote in their stead. A blue Form of Proxy for use at the Court Meeting accompanies this Notice. Completion and return of a blue Form of Proxy will not prevent a holder of Scheme Shares from attending and voting at the Court Meeting, or any adjournment thereof, in person if he wishes to do so.

It is requested that blue Forms of Proxy be lodged with Capita Registrars at Capita Registrars, Proxy Department, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by no later than 12.00 noon (Arizona time) on 28 November 2009 or, in the case of an adjourned meeting, not less than 48 hours before the time appointed for the Court Meeting, but if forms are not so lodged, they may be handed to the Chairman at the Court Meeting before the poll is taken.

In the case of joint holders of Scheme Shares, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the vote(s) of the other joint holder(s) and, for this purpose, seniority will be determined by the order in which the names stand in the register of members of the Company in respect of the joint holding.

Entitlement to attend and vote at the Court Meeting (and the number of votes which may be cast thereat) will be determined by reference to the register of members of the Company at the commencement of the Court Meeting or any adjournment thereof.

By the said Order, the Court has appointed Peter Engel or, failing him, Vincent Pino or, failing him, Lawrence Schafran, to act as Chairman of the Court Meeting and has directed the Chairman to report the result thereof to the Court.

The Scheme of Arrangement will be subject to the subsequent sanction of the Court.

Dated: 6 November 2009

Osborne Clarke
2 Temple Back East
Temple Quay
Bristol BS1 6EG

Solicitors for the Company

PART X

NOTICE OF EXTRAORDINARY GENERAL MEETING

INSIGNIA SOLUTIONS PLC

(Incorporated in England and Wales under the Companies Act 1985 with registered number 01961960)

NOTICE IS HEREBY GIVEN that a general meeting (the “General Meeting”) of Insignia Solutions plc (the “Company”) will be held at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA at 12.15 p.m. (Arizona time) (or as soon thereafter as the Court Meeting (as defined in the document of which this Notice forms part) shall have concluded or been adjourned) for the purpose of considering and, if thought fit, passing the following resolution which will be proposed as a special resolution:

SPECIAL RESOLUTION

THAT for the purpose of giving effect to the scheme of arrangement dated 2 November 2009 (the “Scheme”) between the Company and the holders of the Scheme Shares (as defined in the Scheme), a print of which has been produced to this meeting and for the purposes of identification signed by the Chairman thereof, in its original form or subject to any modification, addition or condition approved or imposed by the Court and/or agreed by the Company and America's Suppliers, Inc. (“ASI”):

1.	the directors of the Company be authorised to take all such action as they may consider necessary or appropriate for carrying the Scheme into effect;
2.	for the purpose of giving effect to the Scheme the share capital of the Company shall be reduced by cancelling and extinguishing all the Scheme Shares (as defined in the Scheme);
3.	forthwith and contingently upon such reduction of capital taking effect:
(a)	the issued share capital of the Company shall be increased to its former amount by the creation of such number of New Insignia Shares (as defined in the Scheme) as is equal to the number of Scheme Shares cancelled pursuant to paragraph 2 of this resolution; and
(b)	the Company shall apply the reserve arising as a result of the reduction of capital referred to in sub-paragraph 2 above in paying up, in full at par, the New Insignia Shares created pursuant to (a) of this paragraph 3 and shall allot and issue the same credited as fully paid up to ASI and/or its nominee(s);
4.	the directors of the Company be hereby authorised pursuant to and in accordance with section 551 of the Companies Act 2006 to give effect to this resolution and accordingly to effect the allotment of the New Insignia Shares referred to in paragraph 3 of this resolution provided that:
(a)	this authority shall expire on the fifth anniversary of the date of this resolution;
(b)	the maximum aggregate nominal amount of shares which may be allotted hereunder shall be the aggregate nominal value of the New Insignia Shares created pursuant to paragraph 3(a); and
(c)	this authority shall be without prejudice and in addition to any other authority under section 80 of the Companies Act 1985 previously granted before the date on which this resolution is passed.

5.	with effect from the passing of this resolution, the articles of association of the Company be amended by the adoption and inclusion of the following new article 148:

Scheme of arrangement

148.1	In this Article 148, the “Scheme” means the scheme of arrangement dated 2 November 2009, between the Company and the Scheme Shareholders (as defined in the Scheme) under Part 26 of the Companies Act 2006 in its original form or with or subject to any modification, addition or condition approved or imposed by the Court and/or agreed by the Company and ASI and (save as defined in this Article) expressions defined in the Scheme shall have the same meanings in this Article.
148.2	Notwithstanding any other provision of these Articles, if the Company issues any Ordinary Shares (other than to America's Suppliers, Inc. (“ASI”) or its nominee(s)) at or after the adoption of this Article 148 and on or before the Scheme Record Time (as defined in the Scheme), such shares shall be issued subject to the terms of the Scheme (and shall be Scheme Shares for the purposes thereof) and the original or any subsequent holder or holders of such shares shall be bound by the Scheme accordingly.
148.3	Notwithstanding any other provision of these Articles, subject to the Scheme becoming effective, if any Ordinary Shares are issued to any person (a “New Member”) (other than under the Scheme or to ASI or its nominee(s)) after the Scheme Record Time, such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) will, provided the Scheme has become effective, be obliged immediately to transfer all of the Ordinary Shares held by the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) (the “Post-Scheme Shares”) to ASI or its nominee(s) who shall be obliged to acquire all of the Post-Scheme Shares. The consideration for every 10 Post-Scheme Shares transferred to ASI shall be the issue of one New ASI Share (as defined in the Scheme), provided that no fraction of a New ASI Share shall be issued. Any fractional New ASI Shares so arising will be aggregated and sold in the market for the account of the relevant New Member, provided that if the aggregate cash proceeds payable to such New Member shall be less than US$10.00, the cash proceeds shall be retained by ASI for its benefit.
148.4	On any reorganisation of, or material alteration to, the share capital of the Company (including, without limitation, any subdivision and/or consolidation), the value of the consideration per Post-Scheme Share to be paid under Article 148.3 shall be adjusted by the directors of the Company in such manner as the auditors of the Company may determine to be appropriate to reflect such reorganisation or alteration. References in this Article 148 to Ordinary Shares shall, following such adjustment, be construed accordingly.
148.5	To give effect to any transfer of Post-Scheme Shares required by Article 148.3 above, the Company may appoint any person as attorney for the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) to execute and deliver as transferor a form of transfer or instructions of transfer on behalf of the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in respect of the Post-Scheme Shares in favour of ASI and/or nominee(s) and to do all such other things and execute and deliver all such documents as may in the opinion of the attorney be necessary or desirable to vest the Post-Scheme Shares in ASI or its nominee(s) and pending such vesting to exercise all such rights attaching to the Post-Scheme Shares as ASI may direct. If an attorney is so appointed, the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) shall not thereafter (except to the extent that the appointed person fails to act in accordance with the directions of ASI) be entitled to exercise any rights attaching to the Post-Scheme Shares unless so agreed by ASI. The Company may give a good receipt for the purchase price of the Post-Scheme Shares and may register ASI as holder thereof and issue to it certificate(s) for the same. The Company shall not be obliged to issue a certificate to the New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) for the Post-Scheme Shares. ASI shall send a certificate in the name of such New Member (or any subsequent holder or any nominee of such New Member or any such subsequent holder) in respect of the New ASI Shares to be issued in consideration for the transfer of such Post-Scheme Shares within 14 business days of the date on which the Post-Scheme Shares are issued or transferred to the New Member.

148.6	If the Scheme shall not have become effective by the Effective Date (as defined in the Scheme), this Article 148 shall be of no effect.”

By order of the Board
Michael Moore
Company Secretary

Registered office
New Bridge Street House
30-34 New Bridge Street
London EC4V 6BJ

6 November 2009

Notes:

(1)	A member who is entitled to attend, speak and vote may appoint a proxy to attend, speak and vote instead of him. A proxy need not be a member of the Company but must attend the Meeting in order to represent his appointer.
(2)	A white form of proxy accompanies this notice. Instructions for use are shown on the form. Lodging a form of proxy will not prevent the shareholder from attending and voting at the General Meeting (or any adjournment thereof) in person.
(3)	To be valid, a white form of proxy, together with any power of attorney or other authority (if any) under which it is signed, or a duly certified copy thereof, must be received by post or (during normal business hours only) by hand at the offices of the Company's registrar, Capita Registrars, Proxy Department, The Registry, 34 Beckenham Road, Beckenham, Kent, BR3 4TU by 12.15 p.m. (Arizona time) / 7:15 p.m. (London time) on 28 November 2009 or if the General Meeting is adjourned, not less than 48 hours before the time of such adjourned meeting.
(4)	Please note that communications regarding the matters set out in the notice of General Meeting will not be accepted in electronic form.
(5)	A member may appoint more than one proxy provided each proxy is appointed to exercise rights attached to different shares (so a member must have more than one share to be able to appoint more than one proxy). A member wishing to exercise this right should contact Capita Registrars on 0871 664 0321 or, if telephoning from outside the UK, on +44 20 8639 3399 between 9.00 am and 5.00 p.m. Monday to Friday (London time).
(6)	In the case of joint holders, any one of these may vote. However, the vote of the senior who tenders a vote, whether in person or by proxy, will be accepted to the exclusion of the votes of other joint holders and, for this purpose, seniority will be determined by the order in which the names stand in the relevant register in respect of the joint holding.
(7)	Copies of the Company's existing articles of association as proposed to be amended by the special resolution set out in the notice of the General Meeting are available for inspection at the offices of Insignia's Solicitors, Osborne Clarke, at One London Wall, London EC2Y 5EB and at 7575 E Redfield Road, Suite 201, Scottsdale, Arizona, 85260, USA, during normal business hours on any weekday (excluding Saturdays, Sundays and public holidays), until the opening of business on the day on which the General Meeting is held and will also be available for inspection at the place of the General Meeting for at least 15 minutes prior to and during the General Meeting.